UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Zoetis Inc.

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2026

Notice of Annual Meeting and Proxy Statement

zoetis

Our Purpose

Our Vision

To be the most trusted and valued animal health company, shaping the future of animal care through our innovation, customer obsession and purpose-driven colleagues.

Core Beliefs

Our colleagues make the difference

Our colleagues distinguish Zoetis from our competition. We grow our company when we create an environment where colleagues excel.

Customer obsessed

We are passionate about our customers and the animals in their care. Our customers come first, and when they succeed, we succeed.

Always do the right thing

Integrity is the guiding principle for all our decisions and relationships. We are honest and trustworthy in our words and actions.

Run it like you own it

We take ownership to deliver results that matter. We constantly pursue faster, simpler and better ways of doing business.

We are one Zoetis

Zoetis is much more than the sum of its parts. We work together with a common purpose, sharing knowledge and resources, for the best interest of our company as a whole.

Notice of 2026 Annual Meeting of Shareholders

When Wednesday, May 20, 2026 8:00 a.m. Eastern Daylight Time	Where Virtual meeting webcast at: www.virtualshareholdermeeting. com/ZTS2026	Record Date Close of Business on March 27, 2026
To Our Shareholders:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders to be held on May 20, 2026, where we will be voting on the below matters. You will be able to attend the Annual Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/ZTS2026.
Items of Business

1	2	3	4	5	6
Election of twelve directors until the 2027 Annual Meeting of Shareholders for a one year term	Advisory vote to approve our executive compensation	Advisory vote to approve the frequency of future advisory votes on our executive compensation	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026	Shareholder proposal to permit shareholder action by written consent	Such other business as may properly come before the Annual Meeting of Shareholders
How to Vote
Shareholders on the Record Date are entitled to vote in the following ways:

Call 1 (800) 690-6903 (toll free)	Visit www.proxyvote.com	Return a properly completed, signed and dated proxy card	Attend the Annual Meeting of Shareholders webcast and vote your shares
Sincerely yours,
Roxanne Lagano
Executive Vice President, General Counsel and Corporate Secretary
Zoetis, 10 Sylvan Way, Parsippany, New Jersey, 07054
April 8, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2026:
Zoetis Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available online at www.proxyvote.com. We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 8, 2026, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our Proxy Statement and 2025 Annual Report and vote online.

As used in this proxy statement, the terms “we”, “us”, “our”, the “Company” or “Zoetis” refer to Zoetis Inc.

Zoetis at a Glance

Our vision to be the most trusted and valued animal health company spans continents, species, and technologies enabling us to shape the future of animal care through innovative solutions brought to life by our dedicated global team of purpose-driven colleagues.

~75 Our years of experience in animal health	$9.5B Annual revenue (2025)	~70%(1) Revenue from companion animal products	~30%(1) Revenue from livestock products	100+ Countries in which Zoetis products are sold	14,500 Approximate number of Zoetis colleagues, as of December 31, 2025

(1)Excludes revenue associated with Client Supply Services and Human Health, which represented 1% of total 2025 revenue

8 Core species supported by Zoetis: dogs, cats and horses (collectively, companion animals), cattle, swine, poultry, fish and sheep (collectively, livestock)	21 Manufacturing facilities around the world as of December 31, 2025

7 Major product categories: parasiticides, vaccines, dermatology, anti-infectives, pain and sedation, other pharmaceutical and animal health diagnostics	1,700 Approximate number of R&D colleagues as of December 31, 2025

300 Approximate number of comprehensive product lines	3,900 Approximate field force members, as of December 31, 2025

Zoetis 2026 Proxy Statement	1

2025 Business Highlights

Driven by our purpose, to nurture our world and humankind by advancing care for animals, our colleagues helped us deliver another year of strong growth and shareholder value in 2025, through our unique model of innovation and commercial excellence. We are proud of what we have achieved and are confident in our prospects for continued future growth as the global leader in animal health.

Revenue $9.5B	Organic Operational Revenue Growth(1) 6%	Diluted EPS $6.02 Per Diluted share	Adjusted Diluted EPS(2) $6.41 Per Diluted Share	Net Income $2.7B	Organic Operational Adjusted Net Income Growth(1)(2) 7%	Adjusted Net Income(2) $2.8B

The steady demand for our products in 2025 resulted in organic operational revenue growth(1) of 6% and organic operational adjusted net income growth(2) of 7%. Purpose, resilience, and a passion for animal health drove Zoetis to deliver excellent performance in 2025, in the face of complex conditions around the world.
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our six strategic pillars:

Lead through innovation across our diverse portfolio	Deliver an exceptional experience to delight our customers	Power our business through digital solutions and data insights

Support a workplace where our colleagues can thrive	Advance sustainability in animal health for a better future	Perform with excellence and agility

And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.
(1)Organic operational results (a non-GAAP financial measure) is defined as results excluding the impact of foreign exchange and certain acquisitions and divestitures. Page 15 of Exhibit 99.1 in our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2026, contains a reconciliation of organic operational revenue results (a non-GAAP financial measure) to reported revenue growth under GAAP for 2025.
(2)Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Page 10 of Exhibit 99.1 in our Current Report on Form 8-K, filed with the SEC on February 12, 2026, contains a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2025.

2	Zoetis 2026 Proxy Statement

Sustainability Highlights

Communities Care and Collaboration	Animals Innovation in Animal Health	Planet The Drive to Protect Our Planet

Advancing opportunities for our colleagues, communities, and those who care for animals	Solving sustainability challenges in animal health through innovation and collaboration	Protecting the planet by embedding solutions for climate, waste, and nature
Building on our purpose, our Driven to Care sustainability strategy outlines our commitments to Communities, Animals, and Planet as we strive for a better future. We aim to be a trusted partner for a more sustainable future, and our strategy was developed with the conviction that healthier animals build a healthier future for all.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, provides guidance regarding sustainability aspirations, and monitors the Company’s sustainability progress on an ongoing basis. See “Corporate Governance - Board’s Role in Sustainability Oversight” for more information.

Communities: Care and Collaboration
We support and partner with our colleagues, communities and the people who care for animals. We achieve more by working together toward our common goals.
At Zoetis, our colleagues and culture have always been an important part of who we are as a company and a critical element of our success.
Zoetis Foundation
With the mission to advance opportunities for the world’s veterinarians and livestock farmers, the Zoetis Foundation met its goal of distributing $35 million in grants by the end of 2025 to support the Foundation’s three grant-making priorities: Education, Well-being and Livelihoods as well as humanitarian aid and a matching gifts program.

Animals: Innovation in Animal Health
Some of humanity’s greatest challenges continue to emerge at the intersection of human, animal, environmental and economic health. By enhancing the health and welfare of animals, we contribute to thriving communities and ecosystems through deepening bonds with our pets, protecting wildlife, and strengthening farmer livelihoods and global food security.

Planet: The Drive to Protect our Planet
At Zoetis, we have committed to minimizing our carbon footprint, rethinking our packaging and improving sustainability across our locations. Our dedication is driven by our responsibility to the communities we serve, our colleagues, our customers, and the health of animals and those who care for them around the world.
Sustainability Reporting / More Information
Our sustainability reporting considers the disclosure frameworks and guidance of leading sustainability organizations, including the Sustainability Accounting Standards Board (SASB) standards, the Task Force on Climate-related Financial Disclosures (TCFD) framework, and the UN Sustainability Development Goals (SDGs), and responds to the CDP Climate Change and Water Security questionnaires.
To learn more about our progress on our Driven to Care strategy please see the sustainability portion of our website at http://www.zoetis.com/sustainability.

Zoetis 2026 Proxy Statement	3

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2025 Annual Report before you vote.
2026 Annual Meeting

Time and Date	Wednesday, May 20, 2026, at 8:00 a.m. EDT

Place	Online virtual meeting at: www.virtualshareholdermeeting.com/ZTS2026

Record Date	Close of business on March 27, 2026

Voting	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

Admission	Shareholders on the record date will be able to attend the Annual Meeting webcast, vote their shares electronically and submit questions online during the meeting by logging in to the website listed above using their 16-digit control number. Shareholders and guests who do not provide a 16-digit control number will still be able to attend the Annual Meeting in a listen-only mode, but will be unable to vote or ask questions.

Voting Roadmap

ITEM 1

Election of Twelve Directors
The Zoetis Board of Directors (the “Board”) has concluded it is in the best interests of Zoetis and its shareholders for each of Paul M. Bisaro, Vanessa Broadhurst, Frank A. D’Amelio, Gavin D.K. Hattersley, Sanjay Khosla, Antoinette R. Leatherberry, Michael B. McCallister, Gregory Norden, Kristin C. Peck, Willie M. Reed, Mark Stetter and Stephanie Tilenius to continue serving as a Zoetis director because each nominee possesses skills, experience, and background, as reflected in their biographies set forth on pages 11 to 22, that enhance the quality of the Board.
Our Board recommends that you vote FOR each director nominee. See page 6

ITEM 2

Advisory vote to approve our executive compensation (“Say on Pay”)
The Board believes that our executive compensation program is designed to attract, incentivize and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.
Our Board recommends that you vote FOR this proposal. See page 41

4	Zoetis 2026 Proxy Statement

Proxy Summary

ITEM 3

Advisory vote to approve the frequency of future advisory votes on our executive compensation (“Say on Pay Frequency”)
The Board believes that our practice of continuing to hold an annual advisory vote on our executive compensation is the best approach for the Company because it allows our shareholders to provide timely, direct input on executive compensation policies and practices.
Our Board recommends that you vote for ANNUAL on this proposal. See page 83

ITEM 4

Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2026
The Audit Committee and Board believe that the continued retention of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
Our Board recommends that you vote FOR this proposal. See page 84

ITEM 5

Shareholder proposal to permit shareholder action by written consent
The Board does not believe it is in the best interests of Zoetis or its shareholders to permit shareholder action by written consent as set forth in this proposal.
Our Board recommends that you vote AGAINST this proposal. See page 88

Zoetis 2026 Proxy Statement	5

Corporate Governance at Zoetis

ITEM 1 Election of Directors
Our Board currently consists of thirteen directors. Directors are elected annually and serve for a one-year term or until their successors are elected. Pursuant to the requirement set forth in our Corporate Governance Principles that a director must retire from the Board effective immediately before the Company’s annual meeting following his or her 75th birthday, Louise M. Parent is not standing for re-election but will continue to serve until the 2026 Annual Meeting of Shareholders. We thank Ms. Parent for her dedicated service as a director and wish her continued success in the future. Upon conclusion of the 2026 Annual Meeting of Shareholders, our Board will be reduced to twelve directors.
Our Board recommends that you vote “For” the election of each of the Board’s nominees for election — Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Peck, Dr. Reed, Dr. Stetter and Ms. Tilenius — to serve as directors of Zoetis until our 2027 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and serving as a director if elected. The Board believes that each of these nominees has a strong track record of being a responsible steward of shareholders’ interests and of bringing valuable insight, perspective and expertise to the Board. In each individual’s biography set forth on pages 11 to 22, we highlight specific experience, qualifications and skills that led the Board to conclude that each individual should serve as a director of Zoetis.

Item 1 Recommendation:
Our Board unanimously recommends that you vote FOR the election of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Peck, Dr. Reed, Dr. Stetter and Ms. Tilenius as directors.

6	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis
Our Director Nominees

Paul M. Bisaro Former Executive Chairman of Amneal Pharmaceuticals, Inc. Director since May 2015	Michael B. McCallister Former Chairman of the Board and CEO of Humana Inc. Director since June 2013

Vanessa Broadhurst Executive Vice President, Global Corporate Affairs, at Johnson & Johnson Director since July 2022	Gregory Norden Former Chief Financial Officer of Wyeth Director since January 2013

Frank A. D’Amelio Former Executive Vice President and Chief Financial Officer of Pfizer Inc. Director since July 2012	Gavin D.K. Hattersley Former President and Chief Executive Officer at Molson Coors Director since April 2024

Kristin C. Peck Chief Executive Officer of Zoetis Inc. Director since October 2019	Sanjay Khosla Former EVP and President, Developing Markets of Mondelēz International, Inc. Director since June 2013

Willie M. Reed Dean Emeritus, Professor of Comparative Pathobiology at the College of Veterinary Medicine at Purdue University Director since March 2014	Antoinette R. Leatherberry Former Principal at Deloitte Director since December 2020

Mark Stetter Dean of the University of California, Davis, School of Veterinary Medicine Director since May 2025	Stephanie Tilenius Founder of Peak Health and founder and former CEO of Vida Health, Inc. Director since December 2025

Board Refreshment 4 New independent directors have been added to the Board in the last four years

Zoetis 2026 Proxy Statement	7

Corporate Governance at Zoetis
Majority Voting Standard for Director Elections
Our Amended and Restated By-laws (the “By-laws”) contain a majority voting standard for all uncontested director elections. Under this standard, a director is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. Our Corporate Governance Principles provide that every nominee for director is required to agree to tender his or her resignation if he or she fails to receive the required majority vote in an uncontested director election. Our Corporate Governance Committee will recommend, and our Board will determine, whether or not to accept such resignation. The Board will then publicly disclose its decision-making process and the reasons for its decision.
In the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast. Under this standard, in a contested election, the directors receiving the highest number of votes in favor of their election will be elected as directors.
Director Nominee Skills, Experience and Attributes
We believe that effective oversight comes from a Board that consists of highly-qualified and experienced directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk. The Board considers breadth of skills, experience, cultural background and perspectives among directors when evaluating director nominees. Additional information about our directors can be found under “Director Nominee Biographies” on pages 11 to 22.

Skill / Experience	Definition	How it relates to Zoetis’ business, strategy, and operations
Academia	Experience working in a university or other community concerned with the pursuit of research, education and scholarship	Research advancement and scholarship provides directors with deep technical subject matter expertise to assist with oversight of Zoetis’ R&D program
Animal Health	Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the production, care and/or maintenance of animals	As the world’s leading animal health company, technical innovation and advancement in care for animals drives our success
Consumer Products
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the development, manufacture or commercialization of products which are sold to individuals and households
Zoetis sells animal health products direct to consumers in many jurisdictions
Digital & Technology	A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models	We are investing in digital and technology solutions to advance our innovation and overseeing the associated risks is critical
Global Businesses
Experience driving business success in markets around the world, with an understanding of different business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities
Zoetis directly markets its products in approximately 45 countries and our products are sold in over 100 countries

8	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Skill / Experience	Definition	How it relates to Zoetis’ business, strategy, and operations
Human Capital Management
Experience working for a significant enterprise in talent development and succession planning, along with a practical understanding of organizations, processes, workforce planning, and talent risk management
Zoetis employs approximately 14,500 colleagues and the Board provides key oversight for succession planning, talent development and compensation
Life Sciences
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the discovery, development, manufacture or commercialization of products or services focused on improving organism life
Deep knowledge of life sciences provides understanding of and an appreciation for our key corporate strategies
Manufacturing & Supply	Experience directly managing an organization or business function responsible for the manufacturing and/or supply of physical goods	We operate a global manufacturing network of 21 sites and utilize over 90 contract manufacturing organizations for the supply of our products
Marketing & Sales	Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation	Through our marketing and sales we seek to develop meaningful relationships with our customers
Mergers & Acquisitions
A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans

As our disciplined capital allocation strategy includes investments in innovation and growth capabilities, we seek directors with experience leading large organizations through significant strategic transactions

Research & Development	Experience directly managing an organization or business function responsible for the discovery and/or development of products or services	Investment in R&D fuels our financial performance and advancement of our product lines

Public Company Skill / Experience	Definition
Other Public Company Board Member	Experience serving on the board of directors of a public company
Public Company CEO	Experience as a chief executive officer of a public company
Public Company CFO; or Finance and Accounting
Experience as a chief financial officer or principal accounting officer of a public company, or a member of the internal function(s) responsible for managing a public company’s finance or accounting operations

Public Company GC; Compliance; or Corporate Governance	Experience as a general counsel of a public company, or a member of the internal function(s) responsible for managing a public company’s corporate compliance and/or corporate governance

Zoetis 2026 Proxy Statement	9

Corporate Governance at Zoetis

Skill / Experience

Academia
Animal Health
Consumer Products
Digital & Technology
Global Businesses
Human Capital Management
Life Sciences
Manufacturing & Supply
Marketing & Sales
Mergers & Acquisitions
Research & Development
Other Public Company Board Member
Public Company CEO
Public Company CFO; or Finance and Accounting
Public Company GC; Compliance; or Corporate Governance

Demographic Background

Independent
Age (as of March 20, 2026)	65	57	68	63	74	64	73	68	54	71	65	58
Board Tenure (full years)	10	3	13	2	12	5	13	13	6	12	1	0
Number of other public boards	2	0	3	1	0	1	1	2	1	0	0	1
Gender	M	F	M	M	M	F	M	M	F	M	M	F
Born or Raised Outside the United States
Race/Ethnicity* (optional reporting)
Black or African American
Asian
White
*    Based on U.S. Census Bureau designations
Note: Pursuant to the requirement under our Corporate Governance Principles that a director must retire from the Board effective immediately before the Company’s annual meeting following his or her 75th birthday, Louise M. Parent is not standing for re-election but will continue to serve until the 2026 Annual Meeting of Shareholders.

10	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis
Director Nominee Biographies

Paul M. Bisaro
Independent Director
Former Executive Chairman of Amneal Pharmaceuticals, Inc.

Director since: May 2015 Committees: Corporate Governance; Quality and Innovation Age: 65	Other Current Public Company Directorships: •Myriad Genetics, Inc. (since October 2022) •Keenova Therapeutics plc (formerly Mallinckrodt plc) (since July 2025 and previously from 2022-June 2025)

Reasons for Nomination:
Mr. Bisaro provides exceptional global healthcare and pharmaceutical industry expertise from his prior senior executive leadership roles, including as President and CEO of Actavis and Executive Chairman of Allergan, with deep knowledge of manufacturing processes, R&D, product liability and regulatory matters. He also contributes valuable strategic M&A acumen to the Board, supporting discussions on identifying potential growth opportunities and market expansion possibilities. His legal background as a former public company general counsel, combined with extensive public company board experience, contributes strong legal and governance expertise to the Board.

Skills and Qualifications:

Life Sciences	Manufacturing & Supply	Mergers & Acquisitions

Global Businesses	Marketing & Sales	Public Company CEO

Public Company GC; Compliance; or Corporate Governance	Other Public Company Board Member	Consumer Products

•Nearly 30 years of executive leadership experience in the pharmaceutical industry, having served as executive chairman, president and chief executive officer across multiple global pharmaceutical companies including Allergan plc (formerly Actavis plc) and Amneal Pharmaceuticals, Inc. (formerly Impax Laboratories Inc.), demonstrating proven ability to lead complex organizations through periods of significant growth and transformation.
•Played a leading role in growing Allergan plc through, among other things, strategic M&A activity and served as Senior Vice President - Strategic Business Development, Chief Operating Officer and member of the Board of Directors at Barr Pharmaceuticals, Inc., bringing extensive deal experience and consistently identifying acquisition opportunities and market expansion possibilities to drive corporate growth.
•Deep expertise in pharmaceutical manufacturing operations and R&D processes, having been responsible for global manufacturing operations at Barr Pharmaceuticals, and R&D priorities that uniquely qualifying him for service on the Quality & Innovation Committee.
•Extensive public company board and governance expertise, currently serving on the Board of Directors of Myriad Genetics, Inc. and Keenova Therapeutics plc (formerly Mallinckrodt plc), with previous service on multiple pharmaceutical company boards, including Allergan plc (and its predecessor companies), Zimmer Biomet Holdings, Inc., Amneal Pharmaceuticals and TherapeuticsMD, Inc., and leveraging his legal background as former general counsel to provide valuable insights on corporate governance best practices and shareholder matters
Career Highlights:
Amneal Pharmaceuticals, Inc. (NYSE: AMRX) – a global specialty pharmaceutical company
•Executive Chairman (2018-2019)
Impax Laboratories, Inc. – a specialty pharmaceutical company
•President and Chief Executive Officer (2017-2018)
Allergan plc (formerly Actavis plc) (NYSE: AGN) – a global pharmaceutical company
•Executive Chairman of the Board of Directors (2014-2016)
Actavis (formerly Watson Pharmaceuticals) (NYSE: ACT) – a global pharmaceutical company
•Board Chairman, President and Chief Executive Officer (2013-2014)
•President, Chief Executive Officer and Board Member (2007-2013)
Barr Pharmaceuticals, Inc. – a global specialty and generic drug manufacturer
•President, Chief Operating Officer and Board Member (1999-2007)
•Senior Vice President - Strategic Business Development (1997-1999)
•General Counsel (1992-1999)
Education:
•Bachelor’s degree in General Studies from the University of Michigan
•Juris Doctor from The Catholic University of America

Zoetis 2026 Proxy Statement	11

Corporate Governance at Zoetis

Vanessa Broadhurst
Independent Director
Executive Vice President, Global Corporate Affairs, at Johnson & Johnson

Director since: July 2022 Committees: Corporate Governance; Quality and Innovation Age: 57	Other Current Public Company Directorships: •None

Reasons for Nomination:
Ms. Broadhurst provides critical public policy and government affairs expertise from her executive leadership role as Executive Vice President, Global Corporate Affairs at Johnson & Johnson, offering valuable insights on communications, brand reputation management, marketing and regulatory matters affecting the health industry. She brings extensive commercial experience from senior leadership roles across multiple pharmaceutical companies, including responsibility for global commercial strategy, M&A activity, pipeline development and new product launches. Her extensive government relations network, proven ability to navigate complex product challenges and political environments and governance acumen from serving on a Fortune 500 executive team contribute a valuable perspective to Board deliberations.

Skills and Qualifications:

Consumer Products	Human Capital Management	Mergers & Acquisitions

Digital & Technology	Life Sciences	Research & Development

Global Businesses	Marketing & Sales	Academia

•Currently serves as Executive Vice President, Global Corporate Affairs at Johnson & Johnson, leading corporate marketing, government relations, global communications, public health and philanthropy functions, with previous responsibility as Company Group Chairman for Global Commercial Strategy for Pharmaceuticals, bringing deep expertise in public policy, brand reputation management and strategic communications. Additionally, she possesses expertise in corporate communications strategy, human capital management and an extensive network for advisor recommendations and strategic partnerships.
•Extensive commercial and operational experience across the pharmaceutical industry, having served as President of Cardiovascular and Metabolism at Johnson & Johnson and General Manager of multiple business units at Amgen, with proven track record in pipeline development, new product launch strategy and leading M&A activity.
•Provides valuable strategic counsel on navigating regulatory and political environments, drawing from experience managing complex product challenges, and serves as a trusted advisor to management on Washington D.C. policy matters, tariff exemptions and pharmaceutical industry positioning with both human and animal health applications.
Career Highlights:
Johnson & Johnson (NYSE: JNJ) – a global pharmaceutical and healthcare company
•Executive Vice President, Global Corporate Affairs (2021-present)
•Company Group Chairman, Global Commercial Strategy for Pharmaceuticals (2019- 2021)
•President, Cardiovascular and Metabolism (2017-2018)
•Various senior leadership roles (2017)
Amgen Inc. (NASDAQ: AMGN) – a global biotechnology company
•General Manager, Cardiovascular and Bone Business Units (2014-2017)
•General Manager, Inflammation and Cardiovascular Business Units (2013-2014)
Novartis AG (NYSE: NVS) – a global pharmaceutical company
•Head, Global Gastroenterology Marketing (2003-2005)
Abbott Laboratories (NYSE: ABT) – a global healthcare company
•Various roles of increasing responsibility (1994-2003)
Education:
•Bachelor of Arts degree from the University of Colorado
•Master of Business Administration from the Ross School of Business at the University of Michigan (Consortium Fellow)

12	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Frank A. D’Amelio
Independent Director
Former Executive Vice President and Chief Financial Officer of Pfizer Inc.

Director since: July 2012 Committees: Audit; Human Resources (Chair) Age: 68	Other Current Public Company Directorships: •Humana Inc. (since September 2003) •Hewlett Packard Enterprise (since January 2023) •Viatris Inc. (since May 2025)

Reasons for Nomination:
Mr. D'Amelio provides unparalleled institutional knowledge of Zoetis, having been instrumental in conceptualizing and establishing the Company as a standalone entity from Pfizer. He brings exceptional financial acumen and extensive M&A expertise from his role as Executive Vice President and Chief Financial Officer of Pfizer, having led numerous acquisitions, partnerships and divestitures, including the transformative divestiture of the animal health business that created Zoetis. His pragmatism and deep operational experience overseeing global supply chains, information technology and major business transformations, combined with his extensive public company board service, contributes an invaluable perspective to the Board.

Skills and Qualifications:

Animal Health	Human Capital Management	Mergers & Acquisitions

Consumer Products	Life Sciences	Global Businesses

Digital & Technology	Manufacturing & Supply	Public Company CFO; or Finance and Accounting

Other Public Company Board Member

•As the former Executive Vice President and Chief Financial Officer of Pfizer Inc., as well as several other senior leadership roles, was responsible for Business Operations and Global Supply divisions, and finance, operations and strategic initiatives.
•Led acquisitions, partnerships and divestitures valued at nearly $200 billion during tenure at Pfizer, including transformative transactions such as the acquisition of Wyeth and the divestiture of the animal health business that created Zoetis, bringing unparalleled M&A expertise and a deep understanding of the company’s history and strategic value proposition.
•Extensive operational expertise overseeing global supply chains, information technology functions and major business transformations, including large-scale technology implementations of enterprise risk management programs, with proven ability to provide pragmatic guidance on appropriate budgeting and transformative impact of major projects.
•Significant public company board experience, currently serving on the boards of directors of Humana Inc. (since 2003), Hewlett Packard Enterprise (since 2023) and Viatris Inc. (since May 2025), with previous service on the boards of Catalent Inc. and the National Advisory Board of JPMorgan Chase & Co., bringing extensive governance perspective.
Career Highlights:
Pfizer Inc. (NYSE: PFE) – a global pharmaceutical company
•Executive Vice President and Chief Financial Officer (2020-2022)
•Executive Vice President, Global Supply and Business Operations (2020-2021)
•Executive Vice President, Business Operations and Global Supply and Chief Financial Officer (2018-2020)
•Executive Vice President, Business Operations and Chief Financial Officer (2010-2018)
•Senior Vice President and Chief Financial Officer (2007-2010)
Alcatel-Lucent, S.A. – a global telecommunications equipment company
•Senior Executive Vice President of Integration and Chief Administrative Officer (2006- 2007)
Lucent Technologies – a telecommunications equipment company
•Chief Operating Officer (2005-2007)
•Executive Vice President, Administration and Chief Financial Officer (2001-2006)
Education:
•Bachelor’s degree in Accounting from St. Peter’s College
•Master of Business Administration in Finance from St. John’s University

Zoetis 2026 Proxy Statement	13

Corporate Governance at Zoetis

Gavin D.K. Hattersley
Independent Director
Former President and Chief Executive Officer at Molson Coors Beverage Company

Director since: April 2024 Committees: Audit; Corporate Governance (Chair) Age: 63	Other Current Public Company Directorships: •McCormick & Company (since January 2026)

Reasons for Nomination:
Mr. Hattersley provides strong governance, unique insights and financial expertise from his experience as former director, President and Chief Executive Officer and Chief Financial Officer of Molson Coors Beverage Company. He contributes a unique perspective on brand matters and critical financial and strategic decisions, ensuring thorough Board oversight of Zoetis’ growth strategy. His experience navigating brand challenges and political environments additionally contributes significant leadership to the Corporate Governance Committee.

Skills and Qualifications:

Consumer Products	Manufacturing & Supply	Public Company CEO

Global Businesses	Marketing & Sales	Human Capital Management

Mergers & Acquisitions	Other Public Company Board Member	Public Company CFO; or Finance and Accounting

•In various senior executive and finance leadership roles at Molson Coors Beverage Company and MillerCoors, was very recently responsible for guiding the strategic and financial growth strategy of globally operating public companies. Contributes a dual CEO and CFO-informed approach to Board governance oversight and enhances discussions on strategic initiatives and financial discipline.
•Extensive financial management expertise spanning over 20 years, having served as chief financial officer of Molson Coors, MillerCoors, Miller Brewing Company and SAB Limited, with a proven ability to probe and provide rigorous oversight on complex finance and accounting matters, including debt financing and capital allocation strategies.
•Proven track record navigating complex brand reputation challenges and political environments at Molson Coors, providing valuable counsel on disclosure strategies, stakeholder communications and managing through periods of significant public scrutiny and administrative changes.
Career Highlights:
Molson Coors Beverage Company (NYSE: TAP) – a global brewing beverage company
•President and Chief Executive Officer and Board of Directors member (2019-2025)
•Chief Financial Officer (2012-2015)
MillerCoors – former U.S. division of Molson Coors
•Chief Executive Officer (2015-2019)
•Executive Vice President and Chief Financial Officer (2008-2012)
Miller Brewing Company – a global brewing beverage company
•Senior Vice President of Finance (2002-2008)
•Executive Vice President, Administration and Chief Financial Officer (2001-2006)
The South African Breweries Limited – a global brewing beverage company
•Chief Financial Officer (1999-2002)
•Various financial management positions (1997-1999)
Education:
•Honors degree in Accounting Science and a Bachelor’s degree from the University of South Africa

14	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Sanjay Khosla
Independent Director
Former EVP and President, Developing Markets of Mondelēz International, Inc.

Director since: June 2013 Committees: Human Resources; Quality and Innovation Age: 74	Other Current Public Company Directorships: •None

Reasons for Nomination:
Mr. Khosla provides extensive international business expertise from his senior leadership roles at leading consumer product companies, such as Mondelēz International and Unilever. With more than 35 years of experience in leadership roles at global food, beverage and consumer product companies, particularly in developing markets, he brings a deep understanding of global organizational dynamics, corporate culture, strategic prioritization and organizational performance to the Board.

Skills and Qualifications:

Academia	Human Capital Management	Mergers & Acquisitions

Animal Health	Manufacturing & Supply	Research & Development

Consumer Products	Marketing & Sales	Global Businesses

Other Public Company Board Member

•As Executive Vice President and President, Developing Markets of Mondelēz International, Inc., was responsible for leading transformative initiatives that grew a $5 billion business into a $16 billion business. Leadership included guiding manufacturing and supply, marketing and sales and M&A growth initiatives across developing markets.
•Deep expertise in international food, beverage and consumer product companies, including Mondelēz, Kraft, Fonterra and Unilever, with management responsibility over R&D, innovation and human capital management functions.
•Author and thought leader on corporate culture, strategic focus and organizational performance, having published “Fewer, Bigger, Bolder: From Mindless Expansion to Focused Growth,” as well as numerous articles. Senior fellow and adjunct professor at Kellogg School of Management, Northwestern University. Additionally contributes insights from tenure as a strategic senior advisor for a number of management consulting firms.
•Extensive board experience having served on the boards of directors of Best Buy, Inc. and NIIT, Ltd, as well as currently serving on several private company boards of directors including the board of directors of Qualsights (since 2022).
Career Highlights:
Bunnik LLC – a management consulting firm
•Chief Executive Officer (2013-present)
Boston Consulting Group – a leading global consulting firm
•Senior Advisor (2013-2024)
Mondelēz International, Inc. (NASDAQ: MDLZ) – a global food, beverage and snack company
•Executive Vice President and President, Developing Markets (2012-2013)
Kraft Foods (now Mondelēz International) – a global food, beverage and snack company
•President, Developing Markets (2007-2012)
Fonterra – a global dairy company
•Managing Director (2004-2006)
Unilever (NYSE: UL) – a global consumer products company
•Various roles during 27+ year career
Education:
•Bachelor’s degree in Electrical Engineering from the Indian Institute of Technology in New Delhi
•Completed the Advance Management Program at Harvard Business School

Zoetis 2026 Proxy Statement	15

Corporate Governance at Zoetis

Antoinette R. Leatherberry
Independent Director
Former Principal at Deloitte

Director since: December 2020 Committees: Audit; Human Resources Age: 64	Other Current Public Company Directorships: •Digital Direct Holdings (since February 2022)

Reasons for Nomination:
Dr. Leatherberry provides valuable technology implementation expertise from her 30-year career as a partner at Deloitte, with strong knowledge of change management and large-scale system transformations gained from working with Fortune 500 companies. She brings important perspective on employee culture and inclusion, demonstrating a track record of leading high-performing teams. Her expertise in cybersecurity, IT and governance contributes practical guidance on technology strategy.

Skills and Qualifications:

Global Business	Human Capital Management	Digital & Technology

Marketing & Sales	Other Public Company Board Member

•Brings deep expertise in technology implementation and change management having worked with Fortune 500 companies on complex information technology transformations, strategy and implementation, data analytics, data strategy and operational issues during her 30-year career at Deloitte.
•Served as former President of the Deloitte Foundation and was responsible for recruiting strategies, hiring and workforce planning, providing a valuable perspective on human capital management matters, including culture and inclusion initiatives that create high-performing teams.
•Recognized technology and governance expert, named to the National Association of Corporate Directors (NACD) Directorship 100 in 2019 and 2020, having authored numerous articles and publications on information technology and governance and bringing practical guidance on large-scale technology implementations, cybersecurity matters and vendor relationships.
•Extensive board experience as current member of multiple private company boards of directors, including STRIVE (since 2022) and the American Family Insurance Mutual Holding Company (since 2020) and the advisory board of the Ellig Group (since 2022), and as member of the Widener University Board of Trustees and the Boston University Board of Trustees.
Career Highlights:
Deloitte – an industry-leading consulting, audit, tax and advisory services company
•Partner (2007-2020)
•President, Deloitte Foundation (2016-2020)
Education:
•Bachelor’s degree in Mechanical Engineering from Boston University
•Master of Business Administration in Operations Management and Supervision from Northeastern University
•Doctor of Education (EdD) from Widener University

16	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Michael B. McCallister
Independent Director
Former Chairman of the Board and CEO of Humana Inc.

Director since: January 2013 Board Chair since: June 2013 Committees: None Age: 73	Other Current Public Company Directorships: •AT&T (since February 2013)

Reasons for Nomination:
Mr. McCallister provides deep and pragmatic expertise in strategic planning, leadership and stability, management of complex issues and digital transformation from his senior executive leadership roles at Humana, a leading health and welfare services company. He has a proven track record of driving innovation-focused growth, leading strategic M&A initiatives and contributing valuable operational expertise. He also brings extensive corporate governance acumen acquired through his prior and current service on prominent public company boards.

Skills and Qualifications:

Consumer Products	Marketing & Sales	Research & Development

Digital & Technology	Mergers & Acquisitions	Public Company CEO

Public Company GC; Compliance; or Corporate Governance	Human Capital Management	Other Public Company Board Member

•As Chief Executive Officer of Humana, guided the company through significant expansion, responsible for the company’s market capitalization increase from approximately $1.1 billion in 2000 to approximately $12.7 billion at the time of his retirement in 2012.
•At Humana, championed digital healthcare management systems, actionable information and customer-centric healthcare plans to deliver affordable and superior health-plan experiences, repositioning the company as an industry leader nationwide.
•Brings deep experience driving growth through strategic investments, having overseen major acquisitions such as CarePlus Health Plans and Concentra Inc., which expanded Humana’s core business, adding over 300 medical centers in 42 states and $800 million in annual revenue.
•Extensive board experience having formerly served on the board of directors of National City Corp. and on the board of the Business Roundtable, where he was Chairman of its Health and Retirement Task Force.
Career Highlights:
Humana Inc. (NYSE: HUM) – a health insurance and healthcare services company
•Chairman of the Board (2010-2013)
•Chief Executive Officer (2000-2012)
•Various roles of increasing responsibility (1974-2000)
Education:
•Bachelor’s of Science degree in Accounting from Louisiana Tech University
•Master of Business Administration from Pepperdine University

Zoetis 2026 Proxy Statement	17

Corporate Governance at Zoetis

Gregory Norden
Independent Director
Former Chief Financial Officer of Wyeth

Director since: January 2013 Committees: Audit (Chair); Corporate Governance Age: 68	Other Current Public Company Directorships: •Praxis Precision Medicines, Inc. (since March 2019) •Royalty Pharma plc (since June 2020)

Reasons for Nomination:
Mr. Norden has over 20 years of leadership and financial management experience in global healthcare and pharmaceuticals. He provides exceptional financial and accounting expertise from his role as the former Chief Financial Officer of Wyeth, with comprehensive knowledge of reporting requirements, disclosure rules and audit committee responsibilities. He brings 13 years of institutional knowledge as chair of the Audit Committee, with extensive expertise in working with internal and external audit teams and navigating complex financial and compliance matters.

Skills and Qualifications:

Animal Health	Human Capital Management	Other Public Company Board Member

Consumer Products	Life Sciences	Public Company CFO; or Finance and Accounting

Global Businesses	Mergers & Acquisitions

•Throughout his tenure at Wyeth, where he had broad responsibilities for many of the company’s global functional areas and businesses, and later in his role as corporate CFO at Wyeth, he worked with a broad range of human and animal health businesses, including Fort Dodge Animal Health, a manufacturer of animal health products, that was part of Wyeth, bringing a deep understanding of the industry to the Board.
•Audit and accounting expertise acquired from experience as Audit Manager at Arthur Andersen & Co., working primarily with multinational companies in the life sciences, consumer products and financial services industries, with a comprehensive knowledge of reporting rules, disclosure requirements and the critical role of external auditors.
•Deep expertise in creating and executing high impact strategic and operational global corporate initiatives, including as one of the lead architects/negotiators of the $68 billion Pfizer acquisition of Wyeth, which enhances Board discussions on major acquisitions and alliances and the Company’s capital allocation strategy.
•Extensive board experience, currently serving on the board of directors of Praxis Precision Medicines and Royalty Pharma, as well as previous service on the boards of directors of Human Genome Sciences, Welch Allyn, Univision, Entasis, nanoString Technologies and Anthos.
Career Highlights:
Wyeth (acquired by Pfizer in 2009) – a global pharmaceutical and healthcare products company
•Chief Financial Officer (2007-2009)
•Executive Vice President and Chief Financial Officer of Wyeth Pharmaceuticals, Inc. (2000-2007)
•Various senior positions (1989-2000)
Arthur Andersen & Co. – a global accounting firm
•Audit Manager (1983-1989)
G9 Capital Group LLC – provider of corporate advisory services to companies, family offices and leading venture capital and private equity firms
•Managing Director (2010-2025)
Education:
•Bachelor’s degree in Management and Economics from State University of New York at Plattsburgh
•Master of Science in Accounting from LIU Post

18	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Kristin C. Peck
Chief Executive Officer of Zoetis

Director since: October 2019 Committees: None Age: 54	Other Current Public Company Directorships: •BlackRock (since September 2021)

Reasons for Nomination:
Ms. Peck brings more than 25 years in business management, including 20-plus years in the health care and animal health industry to the Board. Her deep knowledge of Zoetis, beginning with its initial public offering in 2013, provides an invaluable perspective and critical link between the Board and management team’s execution of strategic growth initiatives. Her strong business experience leading the company as Chief Executive Officer, as well as her history of success in development, implementation and execution of corporate strategy and executive management, make Ms. Peck a qualified and valuable member of the Board.

Skills and Qualifications:

Animal Health	Life Sciences	Mergers & Acquisitions

Digital & Technology	Manufacturing & Supply	Public Company CEO

Global Businesses	Marketing & Sales	Other Public Company Board Member

Human Capital Management

•Deep expertise in animal health, having paved the way for Zoetis as a public company and defining a global sector. Broad leadership experience spanning Zoetis’ Global Manufacturing and Supply, Global Commercial Development, and its $2.9 billion U.S. Commercial Business groups.
•Extensive experience in finance and innovation across several companies. Since becoming CEO of Zoetis in 2020, Ms. Peck delivered superior financial growth and industry-leading operating margins; launched 18 blockbuster products and established a pipeline of 12 more potential blockbusters (products with expected future potential annual sales of $100M+).
•Strategic and innovative leader with experience in corporate strategy, business development, and digital transformation – including the acceleration of AI adoption and advanced analytics – which has been central to Zoetis’ sustained growth and innovation since its IPO.
•Passion and commitment to life sciences and healthcare. Proven leadership in public policy and advocacy as past president of the Animal Health Institute and HealthforAnimals. Currently serves on the Board of Trustees of the Mayo Clinic, a top-ranked global medical center.
•Recognized for her transformative leadership in driving Zoetis’ strong performance and innovation, Ms. Peck was named to TIME100 Most Influential People in Health for 2025; included on the CNBC 2024 Changemakers list; selected by Barron’s as one of the top CEOs in 2022 and honored by Fortune as a 2020 Businessperson of the Year. Ms. Peck is a member of the board of directors of Business Roundtable (since January 2026). She previously served as a member of the board of directors of Thomson Reuters.
Career Highlights:
Zoetis Inc. (NYSE: ZTS) – a leading global producer of medicine and vaccinations for pets and livestock
•Chief Executive Officer (2020-present)
•Executive Vice President and Group President, U.S. Operations, Business Development and Strategy (2018-2019)
•Executive Vice President and President, U.S. Operations (2015-2018)
Pfizer Inc. (NYSE: PFE) – a global pharmaceutical company
•Executive Vice President, Worldwide Business Development and Innovation (2004-2012)
Education:
•Bachelor’s degree from Georgetown University
•Master of Business Administration from Columbia Business School

Zoetis 2026 Proxy Statement	19

Corporate Governance at Zoetis

Willie M. Reed
Independent Director
Dean Emeritus, Professor of Comparative Pathobiology at the College of Veterinary Medicine at Purdue University

Director since: March 2014 Committees: Corporate Governance; Quality and Innovation (Chair) Age: 71	Other Current Public Company Directorships: •None

Reasons for Nomination:
Dr. Reed is one of the preeminent voices in the animal healthcare space. He provides essential animal health industry expertise, bringing deep knowledge of both livestock and pet care sectors from his role as Dean Emeritus of Purdue University’s College of Veterinary Medicine as well as from his extensive network and veterinary career spanning more than 40 years. He has an extensive background in veterinary diagnostics. He is an active leader and participant in industry conferences and is highly embedded within the veterinary community, providing valuable insights on veterinary workforce issues, industry trends and the evolving needs of future veterinarians. In addition, his focus on culture and employee engagement contributes important perspective to the Board.

Skills and Qualifications:

Academia	Human Capital Management	Marketing & Sales

Animal Health	Life Sciences	Research & Development

•Currently serves as Dean Emeritus and Professor of Comparative Pathobiology at Purdue University's College of Veterinary Medicine, with more than 40 years of experience in animal health, diagnostics and veterinary medicine including roles at Michigan State University as Professor, Department Chair and Director of the Diagnostic Center for Population and Animal Health.
•Diplomate of the American College of Veterinary Pathologists and Charter Diplomate of the American College of Poultry Veterinarians, bringing specialized expertise in livestock veterinary medicine, particularly poultry and deep understanding of both the livestock producer perspective and broader veterinary community needs across pet care and livestock sectors.
•Highly engaged voice of animal health on the Board and in the veterinary industry, having served on a number of committees for the National Institutes of Health and the United States Department of Agriculture, and actively participating in industry conferences, providing valuable counsel on veterinary workforce issues, the role of the American Veterinary Medical Association and the current and future needs of veterinarians.
Career Highlights:
Purdue University, College of Veterinary Medicine
•Dean Emeritus, Professor of Comparative Pathobiology (2024-present)
•Dean (2007-2024)
•Chief, Avian Diseases Diagnostic Service (1985-1990)
•Assistant Professor of Veterinary Pathology (1982-1987)
•Associate Professor of Veterinary Pathology (1987-1990)
Michigan State University
•Professor of Veterinary Pathology, Chairperson of the Department of Diagnostic Investigation (1997-2006)
•Director of the Diagnostic Center for Population and Animal Health (1990-2006)
•Assistant Director of the Animal Disease Diagnostic Laboratory (1985-1990)
Professional Leadership
•President, American Association of Veterinary Medical Colleges
•President, American Association of Veterinary Laboratory Diagnosticians
•President, American Association of Avian Pathologists
•Chair, American Veterinary Medical Association Council on Research
Education:
•Bachelor’s degree in Animal and Poultry Diseases from Tuskegee University
•Doctor of Veterinary Medicine from Tuskegee University
•Ph.D. in Veterinary Pathology from Purdue University

20	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis

Mark Stetter
Independent Director
Dean of the University of California, Davis School of Veterinary Medicine

Director since: May 2025 Committees: Human Resources; Quality and Innovation Age: 65	Other Current Public Company Directorships: •None

Reasons for Nomination:
Dr. Stetter provides comprehensive veterinary medicine expertise as Dean of the University of California, Davis School of Veterinary Medicine, which, combined with his corporate experience from his senior leadership roles at The Walt Disney Company's Animal Kingdom, contributes valuable perspective on product strategy, competitive positioning and R&D pipeline development, with a focus on unmet market needs. His deep connections within the veterinary profession and understanding of what future veterinarians seek from pharmaceutical manufacturers contributes strategic insight to the Quality and Innovation Committee.

Skills and Qualifications:

Academia	Global Businesses	Marketing and Sales

Animal Health	Human Capital Management	Research and Development

Consumer Products	Life Sciences

•Currently serves as Dean and Professor of the University of California, Davis School of Veterinary Medicine, overseeing all aspects of the school, including education, research, veterinary hospitals and animal health diagnostic labs, centers and institutes, having previously served as Dean and Professor at Colorado State University’s College of Veterinary Medicine and Biomedical Sciences from 2012 until 2021.
•Unique combination of academic leadership and corporate experience, having held various senior roles at The Walt Disney Company, including Director of Animal Operations and Director of Animal Health, brings a practical business perspective and understanding of corporate decision-making as it relates to the Company’s product positioning.
•Extensive experience across the full spectrum of veterinary medicine, having served as zoo and wildlife veterinarian at The Bronx Zoo/Wildlife Conservation Society and the Audubon Nature Institute, providing comprehensive perspective on animal health from companion animals to livestock to exotic species and wildlife, as well as leadership roles within national organizations, including serving as Director, PetSmart Charities Board, Treasurer for the American Association of Veterinarian Medical Colleges, President of the American College of Zoological Medicine, Chair for the Wildlife Scientific Advisory Board with Morris Animal Foundation and Chair of the research committee with the American Association of Zoo Veterinarians.
Career Highlights:
University of California, Davis School of Veterinary Medicine
•Dean and Professor (2021-present)
Colorado State University, College of Veterinary Medicine and Biomedical Sciences
•Dean and Professor (2012-2021)
The Walt Disney Company (NYSE: DIS) – a leading global entertainment company
•Director of Animal Operations (2009-2012)
•Director of Animal Health (2001-2009)
•Various senior roles (1997-2001)
Education:
•Bachelor of Science degree in Biochemistry and Chemistry from the University of Illinois at Champaign-Urbana
•Doctor of Veterinary Medicine from the University of Illinois at Champaign-Urbana

Zoetis 2026 Proxy Statement	21

Corporate Governance at Zoetis

Stephanie Tilenius
Independent Director
Founder of Peak Health and founder and former CEO of Vida Health, Inc.

Director since: December 2025 Committees: Audit; Human Resources Age: 58	Other Current Public Company Directorships: •Seagate Technology Holdings plc (since 2021)

Reasons for Nomination:
Ms. Tilenius provides valuable commercial and marketing expertise with a strong technology background from her extensive Silicon Valley leadership experience, including in roles at Google, PayPal and eBay. She brings innovative thinking on marketing, brand and customer engagement strategies, with unique insights on direct-to-consumer, digital marketing and AI opportunities, while leveraging her experience leading the completion of numerous acquisitions. Her financial acumen, AI and digital technology expertise and pragmatic approach to complex matters provides a valuable perspective to the Board.

Skills and Qualifications:

Digital & Technology	Human Capital Management	Mergers & Acquisitions

Global Businesses	Marketing & Sales	Other Public Company Board Member

•Experienced founder of several healthcare companies, including most recently Peak Health, a company in the longevity AI space. She also founded and served as CEO at Vida Health, Inc., a leading B2B chronic care platform focusing on diabetes and obesity, which she scaled nationally for Fortune 500 companies, large payers and healthcare providers.
•Extensive technology and product development expertise from senior positions at leading technology companies, having served as Vice President of Global Commerce and Payments at Google, where she helped build new products and platforms such as Google Pay and Google Shopping, Senior Vice President of eBay.com and Global Product at eBay, and Vice President of Global Merchant Services at PayPal. She also serves as a Venture Advisor to the AI Fund.
•Significant M&A and financial experience, having completed numerous acquisitions during her career in the technology sector and managed P&L responsibilities for multibillion dollar businesses at Google, PayPal and eBay, bringing strong financial acumen and practical perspective on capital allocation expertise.
Career Highlights:
Peak Health – a company in the longevity AI space
•Founder (2024-present)
Vida Health, Inc. – a B2B chronic care platform
•Founder and Chief Executive Officer (2014-2023)
Google Inc. – a global technology company offering search and advertising
•Vice President of Global Commerce and Payments (2010-2012)
eBay Inc. (NASDAQ: EBAY) – a leading global e-commerce platform
•Senior Vice President, eBay.com and Global Product (2008-2010)
PayPal Holdings, Inc. (NASDAQ: PYPL) – a global technology platform for digital payments
•Vice President of Global Merchant Services (2003-2008)
Education:
•Bachelor’s degree in Economics from Brandeis University
•Master’s degree in International Economics and Finance from Brandeis University
•Master’s in Business Administration from Harvard University

22	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis
Key Governance Features

Board Independence
Board Quality and Independence
•Board consists of highly-qualified and experienced directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk
•All directors are independent other than our current CEO

Independent Board Chair
•Current Board Chair is an independent director and is elected by the Board annually
•If the roles of CEO and Board Chair are combined, independent directors will annually elect a lead independent director

Board Committees	•All four Board Committees — Audit, Human Resources, Corporate Governance, and Quality and Innovation — are composed entirely of independent directors
Executive Sessions
•Directors hold regularly scheduled executive sessions where directors can discuss matters without management presence
•Independent Board Chair, or, if applicable, the lead independent director, presides over all executive sessions of the Board

Corporate Governance
Board Self-Evaluation
•Board conducts an annual evaluation of itself and each of its Committees
•Written responses to evaluations are periodically supplemented with individual one-on-one interviews, last conducted in early 2026

Open Lines of Communication
•Processes in place to facilitate communication with shareholders and other stakeholders
•Board promotes open and frank discussions with management and there is ongoing communication between our Board (including the Board and Committee Chairs) and management
•Our directors have access to all members of management and other colleagues and are authorized to hire outside advisors at the Company’s expense

Director Orientation and Continuing Education
•Processes in place to successfully and effectively integrate newly elected directors onto the Board; our directors have access to internal and external trainings and programs to enhance their skills and remain fluent in rapidly developing corporate governance topics

Engaged Oversight
Board Oversight of Risk	•Risk oversight by full Board and Committees, including oversight of the Enterprise Risk Management program, financial reporting, information security and audit risk assessments
Board Oversight of Management Succession	•Board regularly reviews and discusses succession plans for CEO and other key executives

Shareholder Rights
Proxy Access	•Our shareholders may nominate directors through proxy access
Accountability
•In uncontested director elections, our directors are elected by a majority of votes cast
•All of our directors are elected annually
•Each share of common stock is entitled to one vote
•Our Code of Conduct fosters a culture of honesty and accountability
•Anti-hedging and anti-pledging policies covering directors and colleagues
•Claw-back policy covering incentive compensation paid to executives
•Shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for one-year have the right to call a special meeting

Refreshment
Board Refreshment
•Led by the Corporate Governance Committee, the Board regularly reviews the Board’s composition with a focus on identifying and evaluating potential board candidates
•Mandatory Retirement Policy at age 75, absent special circumstances

Board Skills
•Board with breadth of experience, backgrounds and perspectives
•Board considers skills, experience, cultural background and perspectives among directors when evaluating director nominees
•The Corporate Governance Committee considers, and asks search firms to include in candidate lists, all director candidates who meet applicable search criteria

Sustainability Oversight
Corporate Responsibility & Sustainability
•The Board exercises ultimate oversight over the Company’s sustainability strategy and program, and monitors the Company’s overall sustainability progress
•The Board’s Committees oversee the Company’s sustainability practices, including animal welfare, human capital management, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance

Zoetis 2026 Proxy Statement	23

Corporate Governance at Zoetis
Board Composition
Director Independence
It is the policy of the Company, and a requirement under New York Stock Exchange (“NYSE”) listing standards, that a majority of our Board consists of independent directors. To assist it in determining director independence, our Board has adopted categorical independence standards, referred to as our Director Qualification Standards, which meet the independence requirements of the NYSE. Our Director Qualification Standards can be found as part of our Corporate Governance Principles in the Corporate Governance section of our website at www.zoetis.com.
To be considered “independent” under our Director Qualification Standards, a director must be determined by our Board to have no material relationship with the Company other than as a director. In addition, under our Director Qualification Standards, a director is not independent if the director is, or has been within the last three years, an employee of the Company or an employee of any subsidiary of the Company’s consolidated group for financial reporting.
In February 2026, our Board completed its annual review of director independence and affirmatively determined that each of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Dr. Reed, Dr. Stetter and Ms. Tilenius are independent under NYSE listing standards and our Director Qualification Standards. The only non-independent director under NYSE listing standards and our Director Qualification Standards is Ms. Peck due to her current employment as the Company’s CEO and prior service as a Zoetis executive officer.
Director Nominations
Annual Assessment of Board Composition

The Board recognizes the importance of evaluating individual directors and their contributions to our Board as part of the annual Board assessment. When considering whether to recommend to the full Board re-nomination or nomination of each director for election, the Corporate Governance Committee takes a number of factors into account, including:

•The candidate’s integrity; independence; leadership and ability to exercise sound judgment; academic, animal health or veterinary expertise; current and prior public company executive and board experience; significant human capital management, consumer products, life sciences, manufacturing and supply, marketing and sales, mergers and acquisitions, digital and technology or research and development experience; as well as other areas relevant to the Company’s global business.
•Relevant breadth of skills, experience, cultural background and perspectives among directors.
•Other board directorships and other affiliations, including overboarding considerations, time commitment and potential conflicts of interest or independence concerns.
•Feedback received from other directors during the annual Board self-evaluation process and feedback from shareholders, including support received during the most recent annual meeting.

24	Zoetis 2026 Proxy Statement

Corporate Governance at Zoetis
In May 2025, Dr. Mark Stetter was elected to the Board and, in December 2025, Stephanie Tilenius was appointed to the Board. Dr. Stetter and Ms. Tilenius were identified by a third-party search firm. The third-party search firm assisted the Corporate Governance Committee by identifying a pool of potential director candidates based on the specifications provided by the Corporate Governance Committee. The firm also reviewed the potential director candidates with the Corporate Governance Committee, performed outreach to director candidates selected from the pool to assess interest and availability and arranged director candidate interviews with Corporate Governance Committee members, our CEO and other Board members.
Shareholder Recommendations
The Corporate Governance Committee will consider director candidates recommended by shareholders. Recommendations should be sent to the Chair of the Corporate Governance Committee (in the manner described herein). The Corporate Governance Committee evaluates candidates recommended by shareholders under the same criteria it uses for other director candidates. Recommendations do not constitute director candidate nominations, which must meet the requirements set forth in our By-laws. Shareholders may also submit nominees for election at an annual or special meeting of shareholders by following the procedures set forth in our By-laws, which are summarized on page 100. The Corporate Governance Committee may request such additional information as it deems appropriate.
Board Refreshment
Board development and director succession is an integral part of the Company’s long-term strategy. Our Board maintains a rigorous board refreshment process, spearheaded by the Corporate Governance Committee. The Corporate Governance Committee considers and recommends the annual slate of director nominees for approval by the full Board. The Corporate Governance Committee is also responsible for considering the appropriate size and needs of the Board, and may develop and recommend to the Board additional criteria for Board membership. Information about how we select our director nominees can be found in the section above titled “Director Nominations.”
The Corporate Governance Committee is proactively engaged in continuous Board refreshment. We believe that aligning the skills and competencies of our Board with the Company’s strategic priorities maximizes value for our shareholders. As part of our ongoing Board refreshment, we reassessed the strategic skills and core competencies that best support our strategic goals and we identified opportunities for enhancing our Board’s composition to best align its significant attributes with our evolving strategy and key growth areas. As an example, we recently refreshed our committee membership and leadership roles, including the Board’s appointment of a new chair of the Corporate Governance Committee.
We added four new independent directors in the last four years and will continue to evaluate additional highly qualified, multifaceted candidates pursuant to the Board’s robust assessment process and criteria. The Board also believes it is desirable to maintain a mix of longer-tenured, experienced directors that have developed increased knowledge and insight into the Company’s operations, and newer directors with fresh perspectives and new ideas, and will take this into consideration as part of its refreshment efforts. Our Board refreshment strategy will remain a key priority over the next several years, as additional directors retire from the Board.

Zoetis 2026 Proxy Statement	25

Corporate Governance at Zoetis
Related Board Policies

Retirement Policy	Under Zoetis’ Corporate Governance Principles, a director is required to retire from the Board effective immediately before the Company’s Annual Meeting of Shareholders following such director’s 75th birthday. On the recommendation of the Corporate Governance Committee, the Board may waive this requirement as to any director if it deems such waiver to be in the best interests of the Company.

Overboarding Policy	Under Zoetis’ Corporate Governance Principles, unless otherwise approved by the Corporate Governance Committee, no director should serve on more than four boards of public companies (including the Zoetis Board), and directors who are executive officers of public companies should not serve on more than two boards of public companies (including the Zoetis Board).

Board Self-Evaluation Process
Our Board conducts an annual evaluation of itself and its Committees to assess its effectiveness and to identify opportunities for improvement. Our Board has successfully used this process to evaluate Board and Committee effectiveness and identify opportunities to strengthen the Board and its Committees, and believes that this process supports the continuous improvement of the Board and its Committees. In addition, to foster continuous improvement, written responses solicited from Board members are periodically supplemented by individual one-on-one interviews with each Board member conducted by the Chair of the Corporate Governance Committee to discuss additional feedback or perspectives the directors may have. One-on-one interviews are typically conducted every other year and the feedback from the directors is utilized to inform Board planning and refreshment.

Annual Written Questionnaire
Questionnaire reviewed and updated annually; includes open-ended questions designed to solicit feedback and topics covered. This includes Board structure and culture, key Board responsibilities and Committee effectiveness.

Collection of Feedback
Directors provide written responses to the evaluation, assessing performance and identifying areas for improvement; written responses periodically supplemented by individual interviews.

Discussion and Assessment
The Corporate Governance Committee analyzes all responses and feedback and reports the results to the Board. Aggregate anonymized responses are provided to each Committee and the full Board.

Feedback Incorporation
The Board and each Committee discuss the evaluation responses and feedback, decide on any action items, and formulate plans to address them. In 2025, incorporation of feedback included enhanced focus on capital allocation and executive succession planning processes.

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Corporate Governance at Zoetis
Board Structure and Operations
Board Leadership Structure
Our By-laws and our Corporate Governance Principles, which can be found in the Corporate Governance section of our website at www.zoetis.com, provide the Board flexibility in determining whether the roles of CEO and Board Chair should be separated or combined. In addition, the Corporate Governance Principles require that if the individual elected as the Board Chair is the CEO, the independent directors shall also elect a lead independent director. The Board believes that this flexibility, combined with a commitment to strong independent leadership, gives the Board the ability to choose a leadership structure that is in the best interest of the Company and its shareholders at a given point in time. At least annually, the Board evaluates its leadership structure, and whether to separate or combine the roles of Chair and CEO based on the circumstances at the time of its evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations.
The Board believes that the current leadership structure, which separates the CEO and the Board Chair roles, is optimal at this time because it allows Ms. Peck to focus on operating and managing our large global company. Ms. Peck’s long tenure leading our company, deep knowledge and expertise in the animal health industry, and track record of management success provide the company with strong and effective CEO leadership while also making her an effective member of our Board.

Michael B. McCallister Chair of the Board
Qualifications:
•Focus on the leadership of the Board drawing on the benefit of his extensive management and CEO experience.
•His deep and pragmatic expertise in strategic planning, leadership and stability, management of complex issues and digital transformation and his proven track record of driving innovation-focused growth, leading strategic M&A initiatives and contributing valuable operational expertise bring valuable insight to the Board. These skills along with his extensive public company board experience, including as the Chair of Humana’s Board, and his multiple senior leadership roles at Humana, including as CEO of Humana, brings extensive corporate governance acumen and provide the Company with strong and effective Board leadership, allowing him to be a particularly effective liaison between the Board and the Company’s management.
Responsibilities:
•Preside over executive sessions of the independent directors, facilitate information flow and communication among the directors and perform such other duties and exercise such other powers as prescribed from time to time by the Board.
•Determine the agenda for each regular meeting of the Board and presides over all meetings of our shareholders and of the Board as a whole, including its executive sessions, and performs such other duties as may be designated in the By-laws or by the Board.
•As needed, represent the Board in communications with shareholders and other stakeholders.

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Corporate Governance at Zoetis
The Board believes that the current leadership structure is appropriate at the current time as it facilitates the ability of the Board to exercise its oversight role over management, provides multiple opportunities at the Board level for discussion and evaluation of management decisions and the direction of the Company, and ensures a significant role for non-management directors in the oversight and leadership of the Company. Our Board and management, including our Board Chair and CEO, work together to align on risk management and important enterprise-level decisions. Through the annual Board evaluation process, all Board members provide input on the design and structure of the Board itself and provide valuable insight regarding enterprise-level risk oversight.
Board Committees
Our Board has a standing Audit Committee, Corporate Governance Committee, Human Resources Committee, and Quality and Innovation Committee.
The written charter of each of our standing Committees is available in the Corporate Governance section of our website at www.zoetis.com. Each Committee has the authority to hire outside advisors at the Company’s expense. All of the members of each of our Committees are independent under NYSE listing standards and our Director Qualification Standards, and the members of our Audit Committee and Human Resources Committee satisfy the additional NYSE and, in the case of the Audit Committee, Securities Exchange Act of 1934, as amended (the “Exchange Act”), independence requirements for members of audit and compensation committees. The following table lists the Chair and current members of each Committee and the number of meetings held in 2025.

Audit Committee

Committee Members:
Gregory Norden (Chair)
Frank A. D’Amelio
Gavin D.K. Hattersley
Antoinette R. Leatherberry
Louise M. Parent
Stephanie Tilenius
All Members Independent
All Members Financially Literate
Each of Mr. D’Amelio, Mr. Norden and Mr. Hattersley qualifies as an “audit committee financial expert”
Number of meetings in 2025: 7

Primary Responsibilities:
•Oversees the integrity of our financial statements, disclosures and system of internal controls
•Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent public accounting firm
•Oversees the performance of our internal audit function
•Oversees our risk management programs, including information security (which includes cybersecurity) and data privacy
•Reviews reports from management, legal counsel and third parties (including our independent public accounting firm) relating to the status of our compliance with laws, regulations and internal procedures

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Corporate Governance at Zoetis

Corporate Governance Committee

Committee Members: Gavin D.K. Hattersley (Chair) Paul M. Bisaro Vanessa Broadhurst Gregory Norden Louise M. Parent Willie M. Reed All Members Independent Number of meetings in 2025: 5
Primary Responsibilities:
•Responsible for the Company’s corporate governance practices, policies and procedures
•Identifies and recommends candidates for election to our Board; recommends members and chairs of Board Committees
•Advises on and recommends director compensation for approval by the Board
•Administers our policies and procedures regarding related person transactions, conflicts of interest and board member and executive outside activities
•Oversees our strategies, initiatives, activities and disclosures regarding sustainability issues

Human Resources Committee

Committee Members: Frank A. D’Amelio (Chair) Sanjay Khosla Antoinette R. Leatherberry Mark Stetter Stephanie Tilenius All Members Independent Number of meetings in 2025: 5
Primary Responsibilities:
•Approves our overall compensation philosophy
•Oversees our compensation and benefit programs, policies and practices and manages the related risks
•Annually establishes the corporate goals and objectives relevant to the compensation of our CEO, reviews the goals established by our CEO for our other executive officers, and evaluates their performance in light of these goals
•Recommends CEO compensation to the Board and approves the compensation of our other executive officers
•Oversees our programs and policies regarding talent development, colleague engagement and workplace culture
•Administers our incentive and equity-based compensation plans

Quality and Innovation Committee

Committee Members: Willie M. Reed (Chair) Paul M. Bisaro Vanessa Broadhurst Sanjay Khosla Mark Stetter All Members Independent Number of meetings in 2025: 5
Primary Responsibilities:
•Evaluates our strategy, activities, results and investment in research and development and innovation
•Oversees compliance with processes and internal controls relating to our manufacturing quality and environmental, health and safety (“EHS”) programs
•Reviews organizational structures of our supply chain, manufacturing quality and EHS functions
•Oversees our programs with respect to animal welfare, adverse event reporting, product safety matters and sustainable manufacturing processes

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Corporate Governance at Zoetis
Compensation Committee Interlocks and Insider Participation
The current members of the Human Resources Committee are Frank D’Amelio (Chair), Sanjay Khosla, Antoinette R. Leatherberry, Mark Stetter and Stephanie Tilenius. All of the current members are independent under NYSE listing standards (including the additional standards applicable to members of compensation committees) and our Director Qualification Standards. None of the current members are a former or current officer or employee of Zoetis or any of its subsidiaries. None of the current members have any relationship that is required to be disclosed under this caption under the rules of the SEC. During 2025, no executive officers of the Company served on the compensation committee (or its equivalent) or the board of directors of another entity whose executive officers served on the Company’s Human Resources Committee or Board.
Director Engagement
Director Attendance
During 2025, our Board met five times. Each of our directors attended at least 75% of the meetings of the Board and Board Committees on which he or she served during 2025.
Attendance of Directors at Annual Meeting of Shareholders
We believe that it is important for directors to directly hear concerns expressed by stakeholders and other interested parties. It is our policy that all Board members are expected to attend the virtual Annual Meeting of Shareholders. All of our then-serving Board members were in attendance virtually at the 2025 Annual Meeting of Shareholders.
Director Orientation and Continuing Education
Zoetis provides a comprehensive and tailored orientation for each new director. Continuing education consists of in-house presentations, presentations by industry and subject matter experts, third-party director courses and site and customer visits.

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Corporate Governance at Zoetis
Additional Board Engagement
Additional engagement opportunities outside of the boardroom provide our directors with insights into our business, risk management and industry, as well as valuable perspectives on the performance of our CEO, executive team and senior management.

Engagement with Management	Engagement with our CEO

In connection with Board meetings our directors attend meals with members of our executive team and/or senior management.	Our CEO engages frequently with our directors, both formally through written communications and briefings, as well as informally through business-related and social events.

Board Engagement at Industry Conferences	Shareholder Engagement
Some of our directors attend and engage in industry conferences, with Company executives and customers also in attendance.	During 2025, engagement with shareholders included participation from Frank D'Amelio, Chair of our Human Resources Committee, and Louise M. Parent, Former Chair of our Corporate Governance Committee.

Board Responsibilities and Processes
Board’s Role in Strategic Oversight
As one of its primary responsibilities, the Board as a whole oversees management’s establishment and execution of our strategy and the associated risks. The Board is continuously involved with management in strategic planning and review throughout the year.

As part of its strategic oversight, our Board reviews and approves specific initiatives, including acquisitions and divestitures, over a certain threshold.	The Board regularly engages with members of senior management regarding components of our corporate strategy.	In connection with each Board meeting, our directors review a competitive assessment that relates to a specific component of our corporate strategy.	At least annually, the Board meets in an extended session dedicated to a discussion of our corporate strategy and long-term business plans.	The Board receives periodic deep-dive presentations from senior business leaders on strategic topics (e.g., public affairs, intellectual property and tech and digital).

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Corporate Governance at Zoetis
Board’s Role in Risk Oversight
Enterprise Risk Management
As one of its primary responsibilities, the Board as a whole and through each of its Committees oversees the Company’s management of risk, including our Enterprise Risk Management (“ERM”) program. Our ERM program is designed to identify, assess and mitigate risks through a quantitative and qualitative assessment strategy that considers the nature and immediacy of a particular risk, as well as the likelihood of a risk occurring, and is evaluated and refreshed on an annual basis. Our Chief Compliance Officer and our Head of Corporate Finance are responsible for overseeing our ERM program. They regularly report on our ERM program to the Audit Committee and report to our full Board at least annually. In addition, our Chief Audit Executive, who oversees our Internal Audit function, also participates in the ERM program to ensure that appropriate disclosure controls and procedures are in place based on the risks identified by the ERM program. Further, our Chief Audit Executive reports to the Audit Committee at every Audit Committee meeting.
Management, including our Chief Compliance Officer and Head of Corporate Finance, provide regular reports to the Board, the Audit Committee, and our executive team on the areas of material risk to the Company, and the Board discusses with management the Company’s major and emerging risks, including financial, operational, technological, privacy, cybersecurity, data and physical security, disaster recovery, legal and regulatory.
Zoetis undertakes a comprehensive annual quantitative and qualitative evaluation of potential risks maintained and updated in a customized risk register that defines and categorizes each of these risks. Each risk is rated as critical, high, medium or low, based on potential impact and likelihood of the risk in its inherent or unmitigated state and residual or mitigated state. The comprehensive annual evaluation is led by the Zoetis ERM Task Force, a cross-functional group of key Zoetis enterprise leaders. The mitigation plans for risks rated “critical” and “high” are subject to continuous monitoring. The status of these risks, and effectiveness of the mitigation plans are evaluated and updated by the Zoetis Executive Team on a quarterly basis.
As needed, our management, Board and Committees consult with outside advisors to assess risk identification and mitigation, including the anticipation of future threats and trends. In addition, the Board and its Committees regularly review the Company’s strategy, finances, operations, legal and regulatory developments, research and development, manufacturing quality and competitive environment, as well as the risks related to these areas.
Committee Oversight
The Board utilizes its Committees to directly oversee certain key risks. Each Committee provides regular reports to the full Board regarding their areas of responsibility and oversight. We believe that our Board’s active role in risk oversight, including at the Committee level, supports our efforts to manage areas of material risk to the Company.

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Corporate Governance at Zoetis

Board Committees

The full Board has primary responsibility for risk oversight, including Enterprise Risk Management, CEO Succession Planning, Corporate Strategy and Operating Plans. In addition, the Board Committees perform the following key functions:

Audit Committee	Human Resources Committee	Corporate Governance Committee	Quality and Innovation Committee

•Oversees the management of risks related to financial reporting, information security risks (including cybersecurity), and regulatory compliance
•Oversees the annual internal audit risk assessment, which identifies and prioritizes risks related to the Company’s internal controls in order to develop internal audit plans for future fiscal years
•Oversees the management of risks relating to our compensation plans and arrangements •Oversees the management of risks relating to our talent, human capital management and succession planning
•Oversees risks associated with our sustainability and public affairs practices, potential conflicts of interest and the management of risks associated with the independence of the Board
•Oversees the effectiveness of the Corporate Governance Principles and the Board’s compliance with our Code of Conduct

•Oversees risks related to natural resources and climate, manufacturing quality and environmental, health and safety matters
•Oversees risks associated with our strategy and investments in research and development and external innovation

Information Security, Including Cybersecurity
As a global leader in animal health, we are reliant on complex information systems and digital solutions that make us inherently vulnerable to malicious cyber intrusion and attack. In addition, we have been investing in data and digital capabilities and have expanded our diagnostics portfolio. As a result, there could be an increased likelihood of a cyber attack or security breach that could negatively impact us or our customers. To address these risks, we have a comprehensive enterprise-wide cybersecurity program aligned with the NIST Cybersecurity Framework industry standard and maintain cyber risk insurance coverage to defray the costs of potential information security breaches. The Company conducts an automated online workforce training annually, ethical phishing campaigns on a regular basis throughout the year and periodic cyber incident exercises with our executive team and Board.
We depend on third parties and applications hosted on virtualized (cloud) infrastructure to operate and support our information systems and have an extensive third-party risk management program with a robust process for onboarding third parties. Our information security team, including our Executive Vice President, Chief Digital & Technology Officer and our Chief Information Security Officer, provides regular cyber threat intelligence briefings to management and updates to our senior executives on the status of the Company’s security posture and our efforts to identify and mitigate information security risks and regularly provides briefings and updates to our Audit Committee and the full Board.

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Corporate Governance at Zoetis
Board’s Role in CEO and Management Succession
Our Board is responsible for succession planning for the position of CEO as well as other senior management positions. Our Board works together with the CEO to review annual assessments of senior management and other persons considered potential successors to certain senior management positions.
Board’s Role in Sustainability Oversight
Leadership of sustainability starts with our Board, CEO and senior management, including our Chief Sustainability Officer, and cascades across our enterprise.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, provides guidance on sustainability goals and monitors our sustainability progress on an ongoing basis, inclusive of climate related risks and opportunities. Our Board members strengthen Zoetis’ environmental competencies through regular engagement with subject-matter experts and stakeholders, and receive regular briefings on environmental issues, best practices and standards. Each committee of the Board engages on specific aspects of Zoetis’ sustainability program and strategy, and together support the Board’s oversight of climate-related risks and opportunities.
The graphic below illustrates the division of oversight for the various components of our sustainability initiatives and practices.

Board of Directors

Oversees our sustainability program and strategy, with specific oversight responsibility assigned to each committee. Select sustainability oversight responsibilities of each committee include:

Audit •Compliance •Data privacy and security (incl. cybersecurity) •ERM Process •Financial disclosures •Third party audit or assurance component of mandatory sustainability disclosures	Human Resources •Human capital disclosures •Compensation •Employee engagement
Corporate Governance
•Public policy / political spending
•Community engagement / human rights
•Board structure / shareholder rights
•Practices and positions related to social responsibility and sustainability issues
Quality & Innovation •Natural resources/climate •Sustainable manufacturing practices •Employee health & safety •Animal welfare •Product safety & quality •Waste & toxicity / packaging

CEO and Zoetis Executive Team (“ZET”) Advises on sustainability strategy, drives accountability and ensures adequate resourcing and approves decisions	includes Chief Sustainability Officer

Steering Councils Align business and sustainability priorities, drive accountability goals and chaired by an EVP executive sponsor(s)	Cross-Functional Working Groups Implementation teams with cross-functional representation that execute, track and report on progress for key initiative areas

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Corporate Governance at Zoetis
Shareholder Engagement on Governance Matters
Zoetis values shareholder input and our Board and management, in addition to our investor relations program, are committed to proactively engaging with shareholders to understand their perspectives and concerns on governance matters. In 2025, members of Zoetis’ corporate governance, sustainability, human resources and investor relations teams and, when appropriate, members of our Board of Directors, met with shareholders on a variety of governance related topics.

Who We Engaged	Reached out to Shareholders Representing ~42% of Shares Outstanding	Engaged with Shareholders Representing Over 22% of Shares Outstanding

Key Topics Discussed	•Board Composition and Recent Additions •Board and Management Succession Planning •Sustainability Strategy and Initiatives	•AI Initiatives •Executive Compensation •Human Capital Management •Innovation and Product Development

Key Takeaways
•Shareholders satisfied with progression of corporate governance changes in recent years
•Complimentary of Driven to Care sustainability strategy and Annual Sustainability Reporting
•Pleased with addition of operational metrics to 2025 performance award unit design
•Desire for AI governance principles to be included in future disclosures

•Overall supportive of executive compensation program
•Positive reaction to Zoetis’ director participation in select shareholder engagements
•Encouraged additional insight on sustainability practices, including, manufacturing, value chain impacts and prevention planning
•Pleased with Board oversight of supply chain

Robust Engagement Cycle

Year-Round Engagement In addition to the efforts outlined above, as part of our shareholder engagement program, members of our executive leadership team engage year-round with shareholders.	Topics and Forums Engagement occurs on a variety of topics and in a number of forums including quarterly earnings calls, investor and industry conferences and analyst meetings.

Board Reporting
Members of management, including those individuals engaging directly with shareholders, provide reports to the Board regarding the key themes and feedback provided during shareholder engagement.

Board Responsiveness
Our Board is committed to ongoing engagement with shareholders and regularly evaluates and responds to the views expressed by our shareholders. In particular, shareholder input serves to inform our Board’s consideration of governance practices.

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Corporate Governance at Zoetis
Other Governance Policies and Practices
Code of Conduct
All of our directors and colleagues are required to abide by our policies on business conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Code of Conduct can be found in the Corporate Governance section of our website at www.zoetis.com. We will promptly disclose any future amendments to, or waivers from, provisions of this Code affecting our directors or executive officers on our website as required under applicable SEC and NYSE rules.
Insider Trading Policy
We maintain an insider trading policy and have implemented internal processes governing transactions in our securities by all of our directors and colleagues, including our executive officers, which we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the New York Stock Exchange. Among other things, our insider trading policy restricts the times during which executive officers, directors and selected employees with regular or special access to material nonpublic information in the course of their duties, can enter into trading transactions in our securities. In addition, our directors and colleagues, including our executive officers, are prohibited from engaging in any derivative transactions that are directly linked to Zoetis securities or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts, and equity swaps), engaging in short sales with respect to Zoetis securities and pledging Zoetis securities (or an account containing Zoetis securities) as collateral for a loan or any other purpose.
A copy of our insider trading policy was incorporated into our 2025 Annual Report on Form 10-K as Exhibit 19 by reference to our 2024 Annual Report on Form 10-K filed with the SEC.
Communications with the Board
Under our Corporate Governance Principles, our CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, customers, colleagues, communities, suppliers, creditors, governments, corporate partners and other interested parties. While it is our policy that management speaks for the Company, non-employee directors, including the Board Chair, may meet with stakeholders, but in most circumstances such meetings will be held with management present. We believe that regular engagement with our stakeholders helps to strengthen our relationships with stakeholders, as well as to better understand stakeholders’ views on our corporate governance and sustainability practices.
Stakeholders and other interested parties may communicate with the Board, the Board Chair, any of our outside directors, or any Committee Chair by emailing: BoardChair@zoetis.com or by directing the communication to the Corporate Secretary by mail to Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054.
Communications are distributed to the Board, or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication, except for spam, junk mail and mass mailings, product inquiries, new product suggestions, job inquiries, surveys and business solicitations or advertisements. Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. However, any communication that is excluded under our policy will be made available to any director upon his or her request.

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Corporate Governance at Zoetis
Compensation of Directors
We provide competitive compensation to our non-employee directors that enables us to attract and retain high-quality directors, provides them with compensation at a level that is consistent with our compensation objectives, and encourages their ownership of our stock to further align their interests with those of our shareholders. A director who is also a full-time employee of the Company receives no additional compensation for service as a member of our Board. Compensation for non-employee directors is reviewed at least biennially by the Corporate Governance Committee.
In 2025, our non-employee directors’ compensation consisted of:
•an annual cash retainer of $100,000, paid quarterly;
•an additional annual cash retainer of $150,000, paid quarterly, for the Chair of the Board and an additional annual cash retainer of $25,000 for any Committee Chair; and
•an equity retainer credited to each non-employee director upon his or her first election as such and annually thereafter with a value of $250,000 on the date of grant, based upon the closing price of shares of Zoetis common stock on that date.
The equity retainer is granted in the form of restricted stock units that vest on the first anniversary of the date of grant.
Non-employee directors may defer the receipt of up to 100% of their applicable cash retainer under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan (the “Director Deferral Plan”). Any deferrals under the Director Deferral Plan are credited as phantom stock units in the Zoetis stock fund or an alternate investment fund, with each phantom stock unit representing one share of Zoetis common stock. Phantom stock units in the Zoetis stock fund receive dividend equivalent rights but do not receive voting rights and are settled in cash upon the director’s separation from service.
Non-employee directors may defer the settlement of 100% of their restricted stock unit awards under the Director Deferral Plan. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.

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Corporate Governance at Zoetis

2025 Annual Director Compensation

Board Chair: An additional $150,000 annual cash retainer

Committee Chair: An additional $25,000 annual cash retainer

Annual Cash Retainer
Annual Equity Retainer

In 2025, we granted equity retainers in the form of restricted stock units, valued at $250,000 in the aggregate for each non-employee director on the date of grant, as follows:
•On February 19, 2025, each of Mses. Broadhurst and Parent, Drs. Leatherberry and Reed and Messrs. Bisaro, D’Amelio, Hattersley, Khosla, McCallister, Norden and Mr. Scully, a former director, received 1,596 restricted stock units valued at $156.64 per share.
•On May 21, 2025, Dr. Stetter received 1,548 restricted stock units valued at $161.44 per share.
•On December 1, 2025, Ms. Tilenius received 1,964 restricted stock units valued at $127.25 per share.
Each restricted stock unit earns dividend equivalents which are credited as additional restricted stock units. Each non-employee director has a right to receive the shares of Zoetis common stock underlying the restricted stock units, if such restricted stock units are not deferred, on the first anniversary of the date of grant of the restricted stock units (or in the case of dividend equivalents, on the first anniversary of the date of grant of the underlying restricted stock units), subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specific events. Deferred restricted stock unit awards are settled in stock upon the earlier of the director’s separation from service or a change in control of Zoetis that constitutes a “change in ownership or control” for purposes of Section 409A in accordance with the terms of the Director Deferral Plan.
All directors are also eligible to participate in the Zoetis Foundation’s Matching Gift program. Under the Matching Gift program the Zoetis Foundation will match each director’s charitable donations, dollar for dollar, up to $5,000 per calendar year. The Zoetis Foundation is a charitable organization established by Zoetis Inc. and is a separate legal entity from Zoetis Inc. with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Zoetis Foundation.

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Corporate Governance at Zoetis
The following table summarizes the total compensation earned in 2025 by each of our directors who served as a non-employee director during 2025.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Paul M. Bisaro(4)	$100,000	$250,000		$350,000
Vanessa Broadhurst(5)	$100,000	$250,000	$5,000	$355,000
Frank A. D’Amelio(6)	$125,000	$250,000		$375,000
Gavin D.K. Hattersley(7)	$106,250	$250,000		$356,250
Sanjay Khosla(4)	$100,000	$250,000		$350,000
Antoinette R. Leatherberry(5)	$100,000	$250,000	$5,000	$355,000
Michael B. McCallister(8)	$250,000	$250,000		$500,000
Gregory Norden(9)	$125,000	$250,000		$375,000
Louise M. Parent(10)	$118,750	$250,000	$5,000	$373,750
Willie M. Reed(11)	$125,000	$250,000		$375,000
Robert W. Scully(12)	$50,000	$250,000		$300,000
Mark Stetter(13)	$66,667	$250,000		$316,667
Stephanie Tilenius(14)	$8,333	$250,000		$258,333
(1)The amounts in the Stock Awards column for all directors reflect the aggregate grant date value of restricted stock units granted to non-employee directors in 2025 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock unit granted to each of Mses. Broadhurst and Parent, Drs. Leatherberry and Reed and Messrs. Bisaro, D’Amelio, Hattersley, Khosla, McCallister, Norden and Scully on February 19, 2025 was $156.64. The grant date fair value of each restricted stock unit granted to Dr. Stetter on May 21, 2025 was $161.44. The grant date fair value of each restricted stock unit granted to Ms. Tilenius on December 1, 2025 was $127.25. Restricted stock units accrue dividend equivalents, which are credited as additional restricted stock units subject to the same terms and conditions as the underlying restricted stock units. Restricted stock units vest and are settled in shares of Zoetis common stock on the first anniversary of the date of grant, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. As of December 31, 2025, the aggregate number of restricted stock units (including dividend equivalents) held by each current non-employee director was 1,612 each for Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent and Dr. Reed; Dr. Stetter and Ms. Tilenius held 1,559 and 1,964 respectively. Mr. Scully retired from Board service at the completion of his term on May 21, 2025 and received immediate vesting of his outstanding equity retainers which were settled in shares of Zoetis common stock.
(2)As of December 31, 2025, Mr. D’Amelio and Mr. Khosla each had 9,959 deferred stock units and Dr. Leatherberry had 1,494 deferred stock units, issued pursuant to the Zoetis Inc. Amended and Restated Non-Employee Director Deferred Compensation Plan, which provides a voluntary election, that became applicable for restricted stock units issued in 2019 or later, for directors to defer receipt of their shares upon the vesting of their restricted stock units. These deferred stock units are fully vested and will be paid in a single lump payment within 30 business days following the earlier to occur of (i) a termination event, or (ii) a change in control that constitutes a “change in ownership or control” for purposes of Section 409A in accordance with the terms of the Director Deferral Plan.
Prior to 2015, each non-employee director was granted an equity retainer in the form of deferred stock units upon his or her election to the Board and annually thereafter. Deferred stock units vest fully on the date of grant, accrue dividend equivalents that are credited as additional restricted stock units, and are settled in Zoetis common stock only upon the director’s separation from service with the Company. As of December 31, 2025, the aggregate number of deferred stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. D’Amelio, 10,099; Mr. Khosla, 10,099; Mr. McCallister, 10,917; Mr. Norden, 10,917; Ms. Parent, 10,099; and Dr. Reed, 4,967 (Mr. Bisaro, Ms. Broadhurst, Mr. Hattersley, Dr. Leatherberry, Dr. Stetter and Ms. Tilenius were not directors prior to 2015 and do not hold any deferred stock units).
(3)The amounts shown reflect matching contributions made by the Zoetis Foundation under the Matching Gift program. The total amount payable under the Matching Gift Program and other material terms are described above.
(4)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, and (b) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(5)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000, and (c) a matching contribution of $5,000 made by the Zoetis Foundation.

Zoetis 2026 Proxy Statement	39

Corporate Governance at Zoetis
(6)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $25,000 for service as Chair of the Human Resources Committee during 2025, and (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(7)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $6,250 for service as Chair of the Corporate Governance Committee during part of 2025, and (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(8)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $150,000 for service as Chair of the Board during 2025, and (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(9)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $25,000 for service as Chair of the Audit Committee during 2025, and (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(10)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $18,750 for service as Chair of the Corporate Governance Committee during part of 2025, (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000, and (d) a matching contribution of $5,000 made by the Zoetis Foundation.
(11)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2025, (b) a cash retainer of $25,000 for service as Chair of the Quality and Innovation Committee during 2025, (c) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000.
(12)Represents (a) a cash retainer of $50,000 for service to the Board as a non-employee director during part of 2025, and (b) an equity retainer of 1,596 restricted stock units granted on February 19, 2025 with a grant date fair value of $250,000. Mr. Scully retired from Board service at the completion of his term on May 21, 2025 and received immediate vesting of his outstanding equity retainers which were settled in shares of Zoetis common stock.
(13)Represents (a) a cash retainer of $66,667 for service to the Board as a non-employee director during part of 2025, and (b) an equity retainer of 1,548 restricted stock units granted with a grant date fair value of $250,000 upon his appointment to the Board on May 21, 2025.
(14)Represents (a) a cash retainer of $8,333 for service to the Board as a non-employee director during part of 2025, and (b) an equity retainer of 1,964 restricted stock units granted with a grant date fair value of $250,000 upon her appointment to the Board on December 1, 2025.
Director Share Ownership Guidelines
We have share ownership guidelines applicable to non-employee directors, requiring directors to hold Zoetis shares with a value of at least $500,000, which is currently equal to five times the non-employee directors’ annual cash retainer, excluding the additional cash retainer paid to the Chair of the Board and each Committee Chair. For purposes of satisfying these guidelines, (i) a director’s holdings of the Company’s stock include, in addition to shares held outright, units granted to the director as compensation for Board service and shares or units held under a deferral or similar plan (but excluding performance awards and stock options), and (ii) each such unit has the same value as a share of the Company’s common stock. Each non-employee director has five years from the date of (i) his or her first election as a director, or (ii) if later, an increase in the amount of Company stock required to be held, to achieve the share ownership guidelines.

40	Zoetis 2026 Proxy Statement

Executive Compensation

ITEM 2 Advisory Vote to Approve Our Executive Compensation (“Say on Pay”)
We are seeking your vote, on an advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis and the Executive Compensation Tables and accompanying narrative disclosure, provided on pages 42 to 77 of this proxy statement. While the vote is not binding on the Board, the Human Resources Committee will consider the outcome of the vote when making future executive compensation decisions.
For background, Section 14A of the Exchange Act requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We will be conducting this advisory vote on frequency at our 2026 Annual Meeting of Shareholders, with the recommendation that the Company continue to hold an annual advisory vote on executive compensation.
Our Board believes that our executive compensation program incentivizes and rewards our leadership for increasing shareholder value and aligns the interests of our management with those of our shareholders on an annual and long-term basis.

Item 2 Recommendation: Our Board unanimously recommends that you vote FOR the approval of our executive compensation.

Zoetis 2026 Proxy Statement	41

Executive Compensation
Compensation Discussion and Analysis
Executive Summary
In this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy and programs and the compensation decisions made by the Human Resources Committee of the Board or the full Board regarding the 2025 compensation of our named executive officers (“NEOs”).
Zoetis’ executive compensation program is designed to attract and retain a talented leadership team and motivate and reward the leadership team for increasing shareholder value.
Our NEOs for 2025, whose compensation is discussed in this CD&A and shown in the Executive Compensation Tables below, are:

NEO	Title
Kristin C. Peck	Chief Executive Officer (“CEO”)
Wetteny Joseph	Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”)
Jamie Brannan	EVP and Chief Commercial Officer
Robert J. Polzer*	EVP and President, Research and Development
Roxanne Lagano	EVP, General Counsel and Corporate Secretary
*    Dr. Polzer served in this position until December 31, 2025. Effective January 1, 2026, Dr. Polzer remained employed by the Company as a non-executive officer through February 28, 2026, and thereafter he serves as a non-employee consultant to the Company through December 31, 2026. Additional information regarding Dr. Polzer’s retirement is provided under the “Executive Transition” section of this CD&A.

42	Zoetis 2026 Proxy Statement

Executive Compensation
2025 Business Highlights
Animal health is evolving rapidly, with 2025 shaped by scientific breakthroughs, shifting customer behavior, and a dynamic operating environment. Against this backdrop, Zoetis continued to define the next era of animal health by furthering our robust pipeline, extending our reach, and positioning the company for long-term sustainable growth and value creation.
We expanded our portfolio in 2025 through approximately 185 geographic expansions, lifecycle enhancements, and new product innovations, reaching customers in more than 100 countries. We delivered solid financial results in 2025 -- growing revenue and adjusted net income on an organic operational basis and generating strong cash flow, while continuing to return capital to shareholders. We also reinvested in the business across science, digital capabilities, and operational resilience – positioning Zoetis to compete effectively and drive durable growth as our industry continues to evolve.
Financial Highlights. Zoetis delivered solid results in 2025, demonstrating the strength and resilience of our portfolio across species, geographies, and channels. Our 2025 financial performance, as compared to 2024, is illustrated in the charts below.
Revenue
($ in millions)
Adjusted Net Income(1)
($ in millions)
Adjusted Diluted EPS(1)
($ in millions)

•Revenue. For full year 2025, reported revenue was $9,467 million, an increase of 2% from 2024. Organic operational revenue, defined as revenue excluding the impact of foreign exchange and certain acquisitions and divestitures, grew 6% in 2025.
•Net Income. Reported net income for 2025 was $2,673 million and adjusted net income(1) for 2025 was $2,847 million. Our organic operational adjusted net income(1) growth was 7% in 2025.
•Earnings Per Share (“EPS”). Reported diluted EPS for 2025 was $6.02 per diluted share, compared to $5.47 per diluted share reported in 2024. Adjusted diluted EPS(1) for 2025 was $6.41 per diluted share, an increase of 8% compared with $5.92 per diluted share in 2024.
•Dividends and Capital Allocation. We remained committed to reallocating excess capital to shareholders throughout the year. We paid $889 million in dividends and repurchased $3,235 million in Zoetis common stock under our share repurchase program. Additionally, in December 2025, our Board raised the quarterly dividend by 6%, from $0.50 to $0.53.
For more information regarding our 2025 financial performance, please review our Annual Report on Form 10-K for fiscal year 2025 and this proxy statement.
(1)Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Pages 44 to 47 of our 2025 Annual Report on Form 10-K contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2025.

Zoetis 2026 Proxy Statement	43

Executive Compensation
2025 Total Compensation Mix
Zoetis’ target total direct compensation is comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity. In 2025, the majority of our NEOs’ target total direct compensation was in incentive-based pay, either subject to achievement of performance goals and/or with value directly tied to the price of our common stock.

		% of Target Total Direct Compensation *
Element	Key Terms	CEO	Average Other NEOs
Base Salary	•Reflects fulfillment of day-to-day responsibilities; recognizes executives’ skills and experience	8%	20%
Annual Incentive Plan (AIP)	•Motivates and rewards achievement of our financial and strategic/operational goals, as well as individual performance •2025 AIP pool funded based on: •Revenue •Adjusted diluted EPS •Free cash flow	12%	18%

Long-Term Incentives

Performance Award Units	•Aligns NEO and shareholder interests •Vesting based on: •Three-year Relative total shareholder return (“TSR”) performance (“Relative TSR”) •Three-year Average Operational Revenue Growth	40%	31%
Stock Options	•Reward NEOs for increases in stock price over a period of up to ten years, motivating executives to maximize Zoetis’ long-term performance and shareholder returns •Three-year graded vesting	20%	16%
Restricted Stock Units	•Aligns NEO and shareholder interests •Three-year graded vesting	20%	16%
*    Percentages in the charts above may not add due to rounding.

44	Zoetis 2026 Proxy Statement

Executive Compensation
2025 Compensation Highlights
Our financial and other performance achievements were directly and indirectly reflected in the outcomes of our incentives. Annual Incentive Plan (“AIP”) payouts for NEOs averaged 106% of target.
Performance-vesting restricted stock units (“performance award units”) for the 2023-2025 cycle vested at 0% of target, reflecting Relative TSR performance at the 19th percentile of the S&P 500 Group, which was below the 25th percentile threshold for vesting.
The Company’s performance award units issued in 2025 for the 2025-2027 cycle reflected changes approved by the Human Resources Committee in 2024:
(i)Use of an industry subset, the companies comprising the S&P 500 Health Care Index, to measure the Company’s Relative TSR performance, replacing the full S&P 500 Group. The S&P 500 Health Care Index was chosen because the constituents are more closely aligned with our business, and it is a prevalent comparator group used by our peers.
(ii)Three-year average annual operational revenue growth (“Operational Revenue Growth”) was added as a second performance metric, in addition to Relative TSR. Operational Revenue Growth is a key metric communicated to investors, signals Zoetis‘ intention to grow and, as an absolute metric, provides balance with our Relative TSR metric. See the “Long-Term Incentives” section of this CD&A for more information.
Subsequent to a market benchmarking review, the Human Resources Committee recommended, and the Board approved, changes to severance benefits provided in the Zoetis Executive Severance Plan (the “Executive Severance Plan” or “ESP”), to align with typical peer practices. See the “Severance” section of this CD&A for more information.
CEO Compensation at a Glance
Ms. Peck’s target total direct compensation in 2025 was comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity.
Base Salary and Annual Incentive
On February 6, 2025, the Human Resources Committee recommended, and the Board approved, an increase to Ms. Peck's base salary from $1,300,000 to $1,350,000, effective January 1, 2025. Her target annual incentive opportunity remained at 150% of her base salary, providing for an annual target total cash compensation of $3,375,000 for 2025.
On February 13, 2026, the Human Resources Committee recommended, and the Board approved, an annual incentive plan payment for 2025 of $2,187,000 (108% of the annual incentive target) for Ms. Peck based on Zoetis' 2025 financial results and her individual performance, providing for an annual actual total cash compensation of $3,537,000 for 2025.
Long-Term Incentive
On February 19, 2025, Ms. Peck received a long-term equity incentive award with a total grant date fair value of $13,625,000 consisting of 50% performance award units, 25% restricted stock units ("RSUs") and 25% stock options. Accordingly, she received 39,790 target performance award units, 21,745 RSUs and 84,711 stock options. Performance award units are subject to a three-year cliff vesting schedule (vesting 100% on the third anniversary of the grant date), while RSUs and stock options are subject to a three-year graded vesting schedule (one-third vests each year on the anniversary of the grant date). These awards are generally subject to Ms. Peck's continued employment through the vesting date and, in the case of performance award units, based on the Company’s results against its three-year Relative TSR and Operational Revenue Growth goals.

Zoetis 2026 Proxy Statement	45

Executive Compensation
Target Total Direct Compensation ("TTDC")
The chart below shows the TTDC for Ms. Peck for 2025:
2025 CEO Target Total Direct Compensation
($ in thousands)
Say on Pay Consideration and Shareholder Outreach
At our 2025 Annual Shareholders Meeting, we held a shareholder advisory vote on the compensation of our NEOs in 2024 (“say on pay”). Our shareholders overwhelmingly approved the compensation of our NEOs, with 91% of the votes cast in favor of our say on pay resolution. We believe that the outcome of our say on pay vote signals our shareholders’ support of our compensation approach, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our shareholders. We value feedback from our shareholders, and throughout 2025 we continued to actively engage our shareholders through participation in numerous meetings. For more information see the “Shareholder Engagement” section in this proxy statement.
The Human Resources Committee reviewed and considered these voting results and our shareholder engagement activities, among other factors described in this CD&A, in evaluating the Company’s executive compensation program.
Our Compensation Program
Compensation Philosophy
Our compensation philosophy, which is set by the Human Resources Committee, is summarized below:

Pay for Performance	Align Management Interests with Shareholders	Pay Mix

Foster a pay-for-performance culture by tying a large portion of our executives’ pay to performance against pre-established annual Company financial and operational metrics, as well as pre-established annual individual goals for each executive.	Align the interests of management with results delivered to our shareholders through the use of long-term incentive programs that are designed to reward executives for increasing the value of our shareholders’ investment.	Provide competitive compensation opportunities over the short term (base salary and annual incentives) and long term (equity-based long-term incentive awards) which are intended to retain our experienced management team, enable us to attract new qualified executives when needed and remain externally aligned with the compensation practices of our peer group, with the majority of pay at-risk tied to long-term performance.

46	Zoetis 2026 Proxy Statement

Executive Compensation
Basic Principles of Our Executive Compensation Practices
Key principles and elements of our executive compensation program are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.

WHAT WE DO:

Emphasize pay for performance — our executive compensation program emphasizes variable pay over fixed pay, with more than three-quarters of our executives’ target compensation tied to our financial results and stock performance.

Require executives to comply with market-competitive stock ownership guidelines.
Require executives to hold net shares upon the exercise of stock options or vesting of stock until they achieve the relevant stock ownership guideline.
Maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our colleagues, including our NEOs.

Maintain a clawback policy that allows us to recover incentive payments based on financial results that are subsequently restated or in response to certain inappropriate actions on the part of our executives. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards.

Maintain a compensation recovery policy in compliance with SEC rules and NYSE requirements.
Provide for “double-trigger” equity award vesting and severance benefits following a change in control.

Provide severance benefits through an Executive Severance Plan, consisting of cash equal to a multiple of base salary and target annual incentive, as well as continued health and welfare benefits, as described in the Executive Severance Plan.

Use an independent compensation consultant when designing and evaluating our executive compensation policies and programs.
Conduct an annual risk assessment to ensure that the Company’s pay programs and practices do not create risks that are likely to have a material adverse impact on the Company.

WHAT WE DON’T DO:

Maintain employment agreements with our executives, including our NEOs (other than agreements that are required or customary for executives outside of the U.S., and short-term agreements for specific purposes).

Allow repricing of stock options without shareholder approval.

Provide tax “gross ups” to any of our executives, including our NEOs (except with respect to certain international assignment or relocation expenses, consistent with our policies and available to all eligible colleagues on the same basis).

Provide for “single-trigger” equity award vesting or other “single-trigger” payments or benefits upon a change in control.

Zoetis 2026 Proxy Statement	47

Executive Compensation
Elements of 2025 Compensation

Element	Description and Purpose	Comments

Cash Compensation:

Base Salary	•Fixed cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience. •Addresses colleague cash-flow needs and retention objectives.	•Reviewed annually considering changes in market practice, performance and individual responsibility.

Annual Incentive Plan
•Annual cash incentive that rewards achievement of our financial and strategic/operational goals, as well as the individual performance of the NEO and, along with base salary, provides a market-competitive annual cash compensation opportunity.
•The AIP pool is funded based on Zoetis’ performance against revenue, adjusted diluted EPS and free cash flow goals.

•Amount of payout is based on the extent of achievement of the Company and individual goals set and approved by the Human Resources Committee in the first quarter of each year.
•The Human Resources Committee may exercise discretion in considering performance results in the context of other strategic and operational objectives.

Long-Term Incentives:

Performance Award Units
•Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting and the Company’s performance against its three-year goals.
•Align NEO and shareholder interests, as (i) the value NEOs realize from their Relative TSR performance award units depends on the value of the shareholders’ investment relative to other similar investment opportunities over the same time period and (ii) the value NEOs realize from their Operational Revenue Growth performance award units is aligned with the Company’s growth and financial success over a long-term performance period.

•In 2025, the target number of performance award units represented 50% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Three-year cliff vesting: units vest on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date and achievement of pre-established performance goals. Awards are subject to accelerated vesting on certain earlier terminations, such as retirement, death, restructuring, or a change in control, each of which are generally aligned with market practice regarding treatment of equity upon termination.
•Performance metrics are measured over a three-year performance period. Both performance metrics are equally weighted and achievement of each metric is independently measured:
(i)Relative TSR: Zoetis’ TSR compared to the TSR of the companies comprising the S&P 500 Health Care Index at the start of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded.
(ii)Operational Revenue Growth: Zoetis’ three-year average annual operational revenue growth.
•Paid out in shares of Company common stock upon vesting, with the payout ranging from 0% to 200% of target for each goal (including dividend equivalents), depending on the extent to which the pre-determined performance goals have been achieved.
•Dividend equivalents are accrued over the vesting period and paid when and if the performance award units vest (subject to the same vesting conditions as the underlying performance award units).

48	Zoetis 2026 Proxy Statement

Executive Compensation

Element	Description and Purpose	Comments

Long-Term Incentives: (Continued)

Stock Options
•Equity awards that provide value based on growth in our stock price, subject to vesting generally upon recipient’s continued employment through the vesting date.
•Motivates attainment of long-term goals, including total shareholder return and stock price growth.
•Reward NEOs for increases in the stock price over a period of up to ten years.

•In 2025, stock options represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Exercise price equals 100% of the stock price on the date of grant.
•Ten-year term.
•Three-year graded vesting: vests one-third each year, on the anniversary of the grant date, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

Restricted Stock Units
•Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting generally based upon recipient’s continued employment through the vesting date.
•Align NEO and shareholder interests, as NEOs’ RSUs increase in value as the stock price increases.

•In 2025, RSUs represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Three-year graded vesting: vests one-third each year, on the anniversary of the grant date, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).
•Paid out in shares of Company common stock upon vesting.
•Dividend equivalents are accrued over the vesting period and paid when and if the RSUs vest (subject to the same vesting conditions as the underlying RSUs).

Retirement:

U.S. Savings Plan (“Savings Plan”)
•A tax-qualified 401(k)/profit sharing plan that allows U.S. participants to defer a portion of their compensation, up to U.S. Internal Revenue Code (“IRC”) and other limitations, and receive a Company matching contribution.
•A discretionary profit sharing contribution of up to 8% of an eligible colleague’s eligible pay (generally, base salary plus bonuses), within IRC limitations and based on Company performance.

•We provide a matching contribution of 100% on the first 5% of a colleague’s eligible pay contributed to the Savings Plan, up to IRC limitations.
•For 2025, we made a profit sharing contribution of 4.5% of eligible pay (within IRC limitations) to all eligible U.S. colleagues.

Zoetis 2026 Proxy Statement	49

Executive Compensation

Element	Description and Purpose	Comments

Supplemental Savings Plan
•A non-qualified deferred compensation plan that allows eligible colleagues, including our NEOs, to defer up to 30% of their salary and AIP to make up for amounts that would otherwise have been contributed to the Savings Plan (by the colleague or as matching or profit sharing contributions by the Company) but could not be contributed due to IRC limitations.
•Also allows NEOs and certain other executives to defer up to an additional 60% of the amount of their AIP payment that is over the IRC 401(a)(17) limit and that is not matched by the Company.

•Matching and profit sharing contributions are notionally credited as Company stock and settled in cash after the colleague’s separation from the Company, based upon the terms of the Supplemental Savings Plan and in compliance with applicable IRC regulations.

Severance:

Executive Severance Plan
•Severance benefits provided to NEOs and certain other executives (currently 10 colleagues, including the NEOs) upon an involuntary termination of employment without cause (whether before or after a change in control), or upon a “good reason” termination of employment upon or within 24 months following a change in control.
•Facilitates recruitment and retention of NEOs and certain other executives by providing income security in the event of involuntary job loss.

Provides the CEO with:
•2 times base salary, 2 times annual target bonus, and up to 24 months of benefits continuation upon an involuntary termination of employment without cause (unrelated to a change in control);and
•2.5 times base salary, 2.5 times annual target bonus, a pro-rated annual bonus in the year of termination based on the greater of target and actual performance measured as of the change in control, and up to 24 months of benefits continuation upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.
Provides other executives, including the NEOs, other than the CEO, with:
•1.5 times base salary, 1.5 times annual target bonus, and up to 18 months of benefits continuation upon an involuntary termination of employment without cause (unrelated to a change in control); and
•2 times base salary, 2 times annual target bonus, a pro-rated annual bonus in the year of termination based on the greater of target and actual performance measured as of the change in control, and up to 24 months of benefits continuation upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

50	Zoetis 2026 Proxy Statement

Executive Compensation
The Human Resources Committee’s Process
Pursuant to its charter, the Human Resources Committee is responsible for, among other duties:
•Reviewing and approving the Company’s overall compensation philosophy;
•Overseeing the administration of related compensation and benefit programs, policies and practices;
•Reviewing and approving the Company’s peer companies and data sources for purposes of evaluating the Company’s compensation competitiveness;
•Establishing the appropriate competitive positioning of the levels and mix of compensation elements;
•Evaluating the performance of the CEO against performance goals and objectives approved by the Board in the first quarter of the year;
•Reviewing and approving the Company and individual performance goals in the first quarter of the year, evaluating the performance of each executive against these performance goals and approving the compensation of the Company’s executive officers; and
•Overseeing the Company’s programs and policies regarding talent development, colleague engagement and workplace culture.
At the beginning of each year, the Human Resources Committee meets and approves strategic, financial and operational objectives for the CEO, the other NEOs and the other members of the ZET for the upcoming year, and evaluates the performance of the CEO, the other NEOs and the other ZET members for the previous year.
The CEO does not play any role in the Human Resources Committee’s recommendation regarding her own compensation. For the other NEOs and ZET members, the CEO presents the Human Resources Committee with recommendations for each element of compensation. The CEO bases these recommendations upon her assessment of each individual’s performance, the performance of the relevant functions overseen by the individual, benchmark information and retention risk. The Human Resources Committee then reviews the CEO’s recommendations, makes appropriate adjustments and approves compensation changes at its discretion.
Role of the Compensation Consultant
The Human Resources Committee engaged Pearl Meyer to serve as its independent executive compensation consultant for 2025. While Pearl Meyer may make recommendations on the form and amount of compensation, the Human Resources Committee makes all decisions regarding the compensation of our NEOs, subject to the review (and approval in the case of the CEO’s compensation) of the other independent directors. In 2025, Pearl Meyer served the Human Resources Committee in a variety of activities, including:
•Reviewing and advising the Human Resources Committee on evolving trends in executive compensation and as to materials presented by management to the Human Resources Committee;
•Attending 2025 Human Resources Committee meetings and communicating with the Committee Chair between meetings as necessary;
•Providing the Human Resources Committee with advice, pay-for-performance analytics and benchmarking norms related to the compensation of the CEO, the other NEOs and the other ZET members;

Zoetis 2026 Proxy Statement	51

Executive Compensation
•Reviewing our compensation peer group and recommending changes;
•Reviewing our annual incentive and long-term incentive plan designs;
•Reviewing recommendations for stock ownership guidelines for the ZET;
•Reviewing and assessing our incentive and other compensation programs to ensure they do not create undue risk for the Company; and
•Reviewing this CD&A and the related Executive Compensation Tables.
Peer Group and Compensation Benchmarking
Each year, the Human Resources Committee, in consultation with the executive compensation consultant, conducts a review of Zoetis’ compensation peer group of publicly-traded companies that is used for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs and the other ZET members, to determine if any changes are necessary or appropriate. Our peer group selection looks beyond our animal health competitors to a broader list of companies in the pharmaceutical, biotechnology, life sciences and healthcare equipment industries. Additionally, companies with similar revenue and market capitalization, as well as similarities to Zoetis in the nature of their businesses, and the availability of relevant comparative compensation data, are also considered.
The compensation peer group used by the Human Resources Committee in determining 2025 executive compensation was comprised of the 16 companies listed in the table below:

Agilent Technologies, Inc.	Boston Scientific Corporation	Gilead Sciences, Inc	Stryker Corporation
Baxter International Inc.	Bristol-Myers Squibb Company	IDEXX Laboratories, Inc.	Thermo Fisher Scientific Inc.
Becton, Dickinson and Company	Edward Lifesciences Corporation	Intuitive Surgical Inc.	Vertex Pharmaceuticals
Biogen Inc.	Elanco Animal Health Incorporated	IQVIA Holdings Inc.	Zimmer Biomet Holdings, Inc.
Zoetis ranked in the 35th percentile in revenue and 55th percentile in total market capitalization among the companies in the above peer group.
In determining the elements of 2025 compensation for our NEOs, we used the following benchmarks:
•Proxy statement data for the peer group as disclosed in each company’s prior year CD&A and executive compensation tables; and
•Willis Towers Watson’s executive compensation survey data from our peer companies and, to ensure robust data for benchmarking purposes, from similarly sized companies in life sciences and other industries.
While the Human Resources Committee does not set a specific compensation level relative to the peer group or survey data, this information is considered by the Human Resources Committee as it applies its judgment to compensation decisions.
In 2025, as part of its annual review of the compensation peer group, the Human Resources Committee reviewed the above companies and decided not to make any changes. The Human Resources Committee believes this group continues to provide a robust number of peer companies and a good balance of companies of similar size and scope across the various industries in which Zoetis competes for talent. This same 16-company peer group will be used by the Human Resources Committee in making 2026 executive compensation decisions.

52	Zoetis 2026 Proxy Statement

Executive Compensation
The Human Resources Committee will continue to review our compensation peer group on an annual basis and will make any adjustments that are deemed to be appropriate for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs, and the other ZET members.
Role of Management in Compensation Decisions
Our CEO and Chief Human Resources Officer provide the Human Resources Committee with preliminary recommendations for compensation of the NEOs and other members of the ZET other than themselves. The Human Resources Committee, with the advice of its independent compensation consultant, approves the compensation for the NEOs (other than the CEO) and the other members of the ZET, and recommends the compensation of the CEO to our full Board for approval by its independent members.
2025 Compensation Program and Decisions
Compensation Structure
The compensation structure for our executives, including our NEOs, reflects our overall compensation philosophy of emphasizing pay-for-performance and aligning the interests of our executive officers and shareholders. The structure is designed to emphasize incentive compensation over fixed compensation and equity compensation over cash compensation. For all our NEOs, long-term incentive compensation is entirely equity-based and makes up the largest portion of their pay mix. In 2025, 92% of the TTDC of Ms. Peck was incentive-based pay, either subject to achievement of performance goals or with value directly tied to the price of our common stock. For each of our NEOs other than Ms. Peck, on average 80% of TTDC was incentive-based pay.
The table and charts below show the mix of TTDC for our NEOs at the end of 2025. The TTDC for our NEOs reflects their base salaries and target annual incentive opportunities as of the end of the year. The numbers in this table differ from those shown in the 2025 Summary Compensation Table (included later in this proxy statement). The Summary Compensation Table reflects actual base salary and annual incentives earned during 2025 (rather than target amounts), while the table below does not include all compensation information required to be presented in the Summary Compensation Table under the SEC rules.
2025 NEO Compensation Structure*

					Pay Mix
NEO	Base Salary	Target Annual Cash Incentive	Long-Term Equity Incentive	Target Total Direct Compensation	Base Salary	Target Annual Incentive	Long- Term Incentive
Kristin C. Peck	$1,350,000	$2,025,000	$13,625,000	$17,000,000	8%	12%	80%
Wetteny Joseph	$800,000	$800,000	$3,800,000	$5,400,000	15%	15%	70%
Jamie Brannan	$720,000	$648,000	$2,232,000	$3,600,000	20%	18%	62%
Robert J. Polzer	$710,000	$568,000	$2,222,000	$3,500,000	20%	16%	63%
Roxanne Lagano	$700,000	$560,000	$1,390,000	$2,650,000	26%	21%	52%
*    Amounts in this table are as of December 31, 2025. Percentages may not add due to rounding.

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Executive Compensation
CEO Pay Mix
Average Other NEO Pay Mix

Percentages in the charts above may not add due to rounding.
Base Salary
Base salary is the principal fixed component of the TTDC of our NEOs and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance and contributions. In setting base salaries and determining salary increases for our NEOs, the Human Resources Committee considers a variety of factors, including:
•Level of responsibility;
•Internal review of the NEO’s total compensation, both individually and relative to our other officers and executives with similar levels of responsibility within the Company;
•Individual, team and Company performance; and
•General levels of salaries relative to officers and executives with similar responsibilities at peer group companies.
With regard to individual and team performance, the Human Resources Committee considers the CEO’s evaluation of the individual performance of each NEO. Salary levels are typically reviewed annually as part of the Human Resources Committee’s performance review process and would otherwise be reviewed in the context of a promotion or other change in job responsibility.
After taking into consideration the factors listed above, the Human Resources Committee approved increases to the base salaries of the NEOs effective January 1, 2025, as reflected in the section above entitled “Compensation Structure”.

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Executive Compensation
Annual Incentive Plan (“AIP”)
Our AIP is our annual cash incentive plan, which is intended to reward all AIP-eligible colleagues, including our NEOs, for achievement of Company financial and strategic/operational goals, as well as achievement of their own individual performance goals as determined by the Human Resources Committee and, in the case of the CEO, the Zoetis Board.

Our AIP utilizes a funded pool approach. An overall target AIP pool for the year is determined by adding together the target AIP payouts for each eligible colleague, including the NEOs. The actual amount of the AIP pool for 2025 was determined by the Human Resources Committee based on the Company’s attainment of the revenue, adjusted diluted EPS and free cash flow goals (weighted 40%, 40% and 20%, respectively) approved by the Human Resources Committee in the first quarter of the year.

2025 AIP Components
The three measures (revenue, adjusted diluted EPS and free cash flow) were selected because they reflect the successful execution of our business strategy, support the achievement of the Company’s annual operating plan, and are metrics that shareholders use to track our performance; more specifically:
•Revenue measures our growth;
•Adjusted diluted EPS(1) measures our profitability; and
•Free cash flow(2) measures our efficient management of working capital and discipline in capital expenditures.
The threshold, target and maximum performance levels for AIP pool funding for 2025 were established by the Human Resources Committee in early 2025. The Human Resources Committee seeks to set goals that are rigorous but attainable. In 2025, our goals for the AIP were set above the prior year’s target goals and results for each metric.
AIP payouts to ZET members also reflect our strategic/operational goals, which are incorporated in both ZET shared objectives and individual objectives, and are established at the beginning of the year. Goals are organized under the Company’s six strategic pillars: (1) lead through innovation across our diverse portfolio; (2) deliver an exceptional experience to delight our customers; (3) power our business through digital solutions and data insights; (4) support a workplace where colleagues can thrive; (5) advance sustainability in animal health for a better future; and (6) perform with excellence and agility.
(1)Adjusted diluted EPS (a non-GAAP financial measure) is defined as reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Pages 44 to 47 of our 2025 Annual Report on Form 10-K contain a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2025.
(2)Free cash flow is defined as (i) net cash provided by operating activities ($2,904 million in 2025), minus (ii) capital expenditures ($621 million in 2025). Both net cash provided by operating activities and capital expenditures are GAAP financial measures and can be found in “Consolidated Statements of Cash Flows” on page 62 of our 2025 Annual Report on Form 10-K.

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Executive Compensation
Company 2025 Performance
The revenue, adjusted diluted EPS and free cash flow target levels and results reflected below and used to determine the funding level of our AIP pool exclude the impact of foreign exchange during 2025. Therefore, the revenue and adjusted diluted EPS metrics utilized for the AIP pool differ from our reported revenue and adjusted diluted EPS results. The impact of foreign exchange, an indirect measure, is excluded because the Human Resources Committee seeks direct measures of the Company’s operating performance.
Our adjusted financial results for determining 2025 AIP achievement are shown in the table below:

	2025 Reported Results	Adjustments**	2025 AIP Results	2025 AIP Target	AIP Results as a Percent of Target
Revenue*	$9,467	$(198)	$9,269	$9,316	99%
Adjusted Diluted EPS	$6.41	$(0.20)	$6.21	$6.05	103%
Free Cash Flow*	$2,283	$(90)	$2,193	$2,079	105%
*    Revenue and free cash flow amounts are in millions of dollars.
**    For purposes of calculating 2025 AIP results, adjustments to exclude the impacts of foreign exchange were made to reported revenue, adjusted diluted EPS and free cash flow amounts.
Given these results against the performance metrics, the Human Resources Committee approved an aggregate funding level of 108% of target for payment of awards under the AIP for the Zoetis Executive Team, including the CEO and NEOs. The Human Resources Committee believes this funding level appropriately recognizes Zoetis’ 2025 financial performance.
The threshold, target and maximum performance levels for AIP pool funding, as well as the actual results for 2025, are shown in the table below:
2025 Annual Incentive Plan: Threshold, Target, Maximum and Actual Performance Levels

■	Threshold	■	Target	■	Maximum	■	Actual
The target payout levels for our NEOs were set by the Human Resources Committee (and, in the case of Ms. Peck, the Board) in February 2025. Payouts under the AIP program range from 0% to 200% of the target level depending on actual performance.

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Executive Compensation
CEO 2025 Performance
In determining Ms. Peck’s 2025 annual incentive payment, the Board and the Human Resources Committee evaluated the Company’s performance against the pre-established financial metrics under the AIP, including revenue, adjusted diluted EPS and free cash flow, as well as the quality of execution against these objectives. While shareholder returns can fluctuate year to year based on market and other conditions, the AIP is designed to incentivize and reward performance against annual operational, financial, and strategic objectives that Ms. Peck directly influences and that contribute to the Company’s ability to deliver long-term shareholder value. The Board and the Human Resources Committee also considered Ms. Peck’s execution against key strategic priorities during 2025, assessed through progress across the Company’s six strategic pillars, including the achievements summarized in the table below.

CEO 2025 Achievements

Financial Achievements
•Delivered organic operational revenue growth and increased profitability, supporting disciplined investment in innovation and strong cash generation.
•Executed a balanced capital allocation strategy, returning more than $4 billion to shareholders through dividends and opportunistic share repurchases, reinforcing confidence in the Company’s long-term growth prospects during a period of market volatility.

Lead through Innovation Across Our Diverse Portfolio
•Advanced a robust and diversified innovation pipeline that includes 12 blockbuster candidates, which is expected to receive a significant approval in a major market every year for the next several years.
•Secured the industry’s first regulatory approvals for long-acting anti-nerve growth factor monoclonal antibody therapies to treat osteoarthritis pain – Lenivia® for dogs and Portela® for cats – in the EU and Canada.
•Broadened the Company’s product portfolio with 185 geographic expansions and significant lifecycle and new product innovations, further extending Zoetis’ leadership and impact across global animal health.
•Launched Vetscan OptiCell™, an innovative point-of-care hematology analyzer that benefits clinics by saving time and space and reducing costs.

Deliver an Exceptional Experience to Delight our Customers
•Invested in the Company’s growing global Medical Affairs team to enhance evidence-based clinical support for customers, facilitate faster access to cutting-edge science, and improve product understanding and health outcomes.
•Gained actionable, data-driven insights into customer priorities through our partnership with Qualtrics, enabling us to streamline processes, enhance service quality, and ensure that every customer interaction is efficient and meaningful.

Power our Business through Digital Solutions and Data Insights
•Advanced the Company’s digital transformation designed to drive growth and profitability, accelerate innovation, enhance customer value, and empower colleagues to work efficiently.
•Accelerated R&D efforts with AI applications and digital tools for biomarker research, improving detection, expanding diagnosed populations, and supporting better treatment and commercial outcomes.
•Facilitated widespread adoption of Generative AI to enhance efficiency and decision-making across the Company, with more than 80% of our computer-based colleagues now using our enterprise AI platform – supported by our AI Champion Network of 300+ colleagues.

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Executive Compensation

CEO 2025 Achievements

Support a Workplace Where Colleagues can Thrive
•Launched the Company’s first Thrive at Zoetis! month with global virtual sessions and live events focused on career development and enabling our colleagues to do their best work.
•Zoetis was again honored with awards in various markets, including as a Great Place to Work in Austria, Brazil, Spain, Germany and Greece, and as a Top Employer in France and the UK.

Perform with Excellence and Agility
•Oversaw the evolution of the Company’s commercial organization and U.S. go-to-market strategy to create a more simplified, agile and profitable operating structure, generate meaningful cost savings, strengthen connections with veterinarians and pet owners, and reinforce Zoetis’ market leadership.
•Led public policy and advocacy for innovation pathways with regulators and policymakers to keep animal health a priority across worldwide markets.

Advance Sustainability in Animal Health for a Better Future
•Through the Zoetis Foundation, engaged with veterinary professionals and livestock farmers worldwide, expanding our customer and partner network.
•Significantly improved herd health and longevity and reduced methane intensity for U.S. dairy producers, through our Dairy Profit Wellness Index.
•Donated doses of our Avian Influenza vaccine for cattle to The Marine Mammal Center to support the conservation of endangered Hawaiian monk seals.

After considering these achievements and Ms. Peck’s overall 2025 performance (including relative to the financial metrics described above), the Human Resources Committee recommended, and the Board approved, an AIP payout to Ms. Peck of 108% of target, for an amount of $2,187,000.

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Executive Compensation
Other NEO 2025 Performance
What follows are highlights of individual and business unit/function performance considered in Ms. Peck’s evaluation of the performance of the other NEOs and Ms. Peck’s recommendations for their AIP payouts for 2025. In reviewing the compensation recommendations for the other NEOs and approving their AIP payouts, the Human Resources Committee considered the overall performance of the Company, as well as Ms. Peck’s assessment of each NEO’s individual performance and accomplishments relative to each NEO’s individual performance objectives that were approved by the Human Resources Committee at the start of 2025.

NEO	2025 Achievements

Wetteny Joseph EVP and CFO
•Achieved solid financial results for the Company in 2025, including 6% year-over-year growth in organic operational revenue, defined as revenue excluding the impact of foreign exchange and certain acquisitions and divestitures.
•Successfully achieved major design, build and test milestones in the Enterprise Resource Planning (“ERP”) systems transformation, known as “Next Gen ERP”, to allow implementation to begin in 2026.
•Spearheaded the Company’s first-ever Innovation Webcast to provide visibility and insights into the company’s pipeline, innovation capabilities and launch plans for investors.
•Refinanced $1.35 billion of maturing senior notes with $1.85 billion of new senior notes and achieved the Company’s lowest-ever three-year and 10-year issue spreads.
•Executed a $1.75 billion convertible senior notes offering with a 0.25% interest rate and capped call transactions to facilitate a $1.3 billion common stock repurchase, return capital to shareholders and mitigate potential future dilution.

Jamie Brannan EVP, Chief Commercial Officer
•Delivered above-market revenue growth while effectively managing significant macroeconomic, geopolitical and competitive challenges with a strong focus on execution and customer experience.
•Exceeded revenue commitments within the Livestock business, delivering year-over-year growth across all major species.
•Continued the commercial organization transformation with enhanced go-to-market models that increased reach and frequency in major markets such as the U.S.
•Advanced the Next Gen ERP platform to ensure commercial readiness and allow implementation to begin in 2026.
•Increased colleague engagement through a strong focus on leadership, colleague development and workplace culture.

Robert Polzer EVP and President of Research and Development
•Secured multiple new product approvals, including Lenivia® for dogs and Portela® for cats in the EU and Canada; Avian Influenza vaccine for poultry in the U.S. and Canada (conditional licenses); Avian Influenza vaccine for cattle (conditional license); Bordetella monovalent vaccine for dogs in the U.S.; and Bm86 tick vaccine for cattle in Brazil.
•Achieved product lifecycle innovations, geographic expansion, new claims, new formulations and/or new species approvals for key franchises and numerous products, including Cytopoint®, Dectomax®, Fostera® PRRS, Revolution® Plus, Simparica Trio®, Suvaxyn PRRS®, and Synovex®.
•Advanced innovation and R&D projects in multiple key areas, including long-acting monoclonal antibodies for Allergy-Dermatology, Renal, Oncology, Cardiology, Obesity/Diabetes, Anxiety, oral petcare vaccines, long-acting parasitology solutions, poultry vector vaccines, DNA vaccines for aquaculture, and avian influenza vaccines.

Roxanne Lagano EVP, General Counsel and Corporate Secretary
•Executed on legal transformation strategy and appropriately allocated internal and external resources to align with and support the business.
•Developed and executed the Company’s legal strategy in key areas including litigation preparedness, competition, and intellectual property, among others.
•Evolved the Company’s Compliance Program and team to further enhance our strong compliance culture while ensuring a business-focused approach through increased partnership with business leaders across the Company, among other things.
•Enhanced governance and disclosure processes relevant to investors.

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Executive Compensation
NEO AIP Decisions
In February 2026, the Human Resources Committee (and, as related to the CEO’s compensation, the Board) determined the amount of annual incentive earned by each of our NEOs and approved the final payouts to each NEO for 2025. The NEOs’ 2025 annual incentive awards were based on a holistic assessment of:
•The financial performance of Zoetis (measured against targets for revenue, adjusted diluted EPS and free cash flow);
•The financial performance of their respective region/business unit/function measured by annual budgets for revenue and income before adjustments (as applicable);
•The achievement of approved strategic and operational goals for their respective region/business unit/function; and
•An assessment of each NEO’s individual performance including an assessment of whether such performance was in alignment with our Core Beliefs, which define the values and behaviors that we expect all Zoetis colleagues, including our NEOs, to exhibit in carrying out their responsibilities.
The 2025 AIP awards for our NEOs reflecting the Human Resources Committee’s assessment of their performance in 2025 (and, in the case of our CEO, the Board’s assessment of her performance in 2025) are shown in the table below:

NEO	AIP Target Amount	AIP Award % of Target	AIP Award Paid
Kristin C. Peck	$2,025,000	108%	$2,187,000
Wetteny Joseph	$800,000	104%	$832,000
Jamie Brannan	$648,000	104%	$673,920
Robert J. Polzer	$568,000	104%	$590,720
Roxanne Lagano	$560,000	108%	$604,800
Long-Term Incentives
The Zoetis Inc. 2013 Equity and Incentive Plan Amended and Restated as of May 19, 2022 (the “Equity Plan”) is a comprehensive long-term incentive compensation plan that permits us to grant equity-based long-term compensation awards to colleagues and directors. The Human Resources Committee believes that equity-based long-term incentive awards align the interests of management with our shareholders and focus management on our long-term growth. In addition, the Human Resources Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In determining the size of equity-based grants, the Human Resources Committee considers the number of shares available under the Equity Plan, the potential dilutive impact of such grants on our shareholders, the individual’s position with us, the appropriate allocation of such grants based on past and projected individual and corporate performance and the level of grants awarded by our peers to similarly situated executives. Accordingly, the value of LTI awards represented 80% of the CEO’s, and an average of 63% of the target total compensation opportunity of the other NEOs.
Our performance award units are earned over a three-year performance period, with performance assessed based on the following two equally weighted and independently measured metrics:
(i)Relative TSR: TSR is the appreciation of share price, including dividends, during the performance period. Relative TSR measures Zoetis’ TSR results over the three-year performance period relative to the TSR results over the performance period of the companies comprising the S&P 500 Health Care Index at the start of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded

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Executive Compensation
(ii)Operational Revenue Growth: Zoetis’ three-year average annual operational revenue growth. Operational revenue growth is a non-GAAP financial measure defined as revenue growth excluding the impact of foreign exchange. The HR Committee may also use its discretion in the event of certain acquisitions, divestitures or other unplanned or inorganic events that impact Zoetis financials to make such adjustments to performance award results as it deems appropriate and equitable to preserve the validity of the original intent and goals set by the Committee.
Relative TSR and Operational Revenue Growth were selected because we believe they best align the interests of our NEOs with those of our shareholders over the performance period. Depending on the extent to which the Company achieves the pre-established Relative TSR and Operational Revenue Growth goals, which are determined after the end of the performance period, NEOs may earn from 0% to 200% of the target number of performance award units.
Our RSUs and stock option awards vest on a graded basis over three years (one-third of the award vests on each of the first, second and third anniversaries of the date of grant), assuming continued employment through the vesting date(s). Our performance award units vest on the third anniversary of the date of grant, assuming continued employment through the vesting date and, subject to achievement of the Company’s Relative TSR and Operational Revenue Growth goals, over the three-year performance period. For all LTI awards, earlier vesting may occur in connection with certain termination conditions, such as retirement, death, disability, restructuring, change in control, etc., that are generally aligned with market practice.
2025 LTI Mix
Long-term incentive awards granted to the Company’s senior leaders (approximately 115 colleagues, including the NEOs) in 2025 were delivered with 50% of the value in performance award units, 25% in RSUs and 25% in stock options. The actual grant-date value of each LTI award was consistent with this mix (please see the “2025 Grants of Plan-Based Awards Table”). We believe the greater emphasis on achievement of the Relative TSR and Operational Revenue Growth goals in our performance award units aligns the interests of the NEOs with the interests of our shareholders and further enhances the link between pay and performance in our compensation program.

In 2025, long-term incentive awards were delivered through a mix of 50% performance award units and 25% each of stock options and RSUs, to approximately 115 of our senior leaders, including the NEOs. The actual grant-date value of each LTI award was consistent with this mix (please see the “2025 Grants of Plan-Based Awards Table”). We believe that the mix of stock options (which have value only if there is an increase in the value of our stock), RSUs (which focus our executives on sustained growth) and performance award units (which reward the Company’s executives in alignment with the relative return in our shareholders’ investment and revenue growth of the Company over the three-year performance period) that was delivered in 2025 supports our pay-for-performance objective by tying executive awards to shareholder value accretion. Long-term incentive awards were delivered to other eligible Zoetis colleagues generally through RSUs.

Long-Term Incentive Award Mix

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Executive Compensation
The three forms of LTI awards granted to our senior leaders, including the NEOs, are described below:

Performance Award Units

50%	We grant performance award units to enhance the alignment of executive pay with the value created for our shareholders. Performance award units provide executives with the right to receive shares of our stock after the end of the three-year performance vesting period. The number of shares paid, if any, is generally subject to continued employment (with exceptions for certain terminations of employment) and achievement of the Company’s Relative TSR and Operational Revenue Growth goals over the performance period and ranges from 0% to 200% of the target number of units. Dividend equivalents are credited as additional performance award units and are paid out in shares of our stock at the same time the associated performance award units are paid.
Objectives
•Align the interests of executives with those of shareholders over the performance vesting period.
•Encourage our executives to focus on decisions that will lead to the achievement of long-term goals, including increasing total shareholder return and growing revenue.
•Retain executive talent, as performance awards provide an opportunity for higher rewards when the Company’s performance goals exceed target.
•Encourage stock ownership by settling awards in shares based on the Company’s Relative TSR and Operational Revenue Growth performance.
The performance award unit vesting schedules are as follows:

If Relative TSR achieved for the 2025-2027 performance period is:	The number of shares of stock earned is *:
Below the 25th percentile of the S&P 500 Health Care Index	Zero
At the 25th percentile of the S&P 500 Health Care Index	50% of the target number of units
At the 50th percentile of the S&P 500 Health Care Index	100% of the target number of units
At or above the 75th percentile of the S&P 500 Health Care Index	200% of the target number of units

If Operational Revenue Growth achieved for the 2025-2027 performance period is:	The number of shares of stock earned is *:
Below Threshold	Zero
At Threshold	50% of the target number of units
At Target	100% of the target number of units
At Maximum	200% of the target number of units
*    The number of shares that vest and are paid is determined by linear interpolation when achievement is deemed met between the vesting percentiles or targets, as applicable, shown in the tables above.

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Executive Compensation

Stock Options

25%	We view stock options as a form of long-term incentive that focus and motivate attainment of long-term stock price growth. If the stock price does not increase from the level at the date of the grant, the stock options will have no value to the executives. Stock options have a three-year graded vesting period (one-third of the award vests on each anniversary of the grant date).
Objectives
•Encourage our executives to focus on decisions that will lead to the achievement of long-term goals, including long-term stock price growth.
•Retain executive talent, since executives generally must remain with the Company during the vesting period before they can exercise the stock options (with exceptions for certain terminations of employment). Our stock options have a ten-year term from the date of the grant, generally subject to continued employment with the Company (with exceptions for certain terminations of employment).

Restricted Stock Units

25%	RSUs provide executives with the right to receive shares of our stock over a three-year graded vesting period (one-third vests on each anniversary of the grant date), generally subject to continued employment (with exceptions for certain terminations of employment). Dividend equivalents are credited as additional RSUs and are paid out in shares of our stock at the same time the associated RSUs are paid out.
Objectives
•Encourage our executives to focus on decisions that will lead to the achievement of long-term goals, including share price appreciation.
•Retain executive talent.
•Encourage stock ownership by delivering shares upon settlement.
NEO LTI Decisions
Our NEOs typically receive equity-based grants as part of our annual grant of long-term incentive awards which occurs during the first quarter of each year. The following table sets forth the long-term incentive awards delivered to our NEOs in 2025. In determining the number of shares underlying each applicable award, the value of RSUs is divided by the grant date closing price of Zoetis common stock; the stock option value is divided by the Black-Scholes value as of the grant date; the performance award unit value is divided by the Monte Carlo simulation value as of the grant date (for Relative TSR units) and the average grant date closing price of Zoetis common stock (for Operational Revenue Growth units). In each case, the number of underlying shares is rounded down to the nearest whole number.

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Executive Compensation

		Value of Equity Awards:			Number of Shares Underlying Awards:
NEO	Total LTI Value	Stock Options	RSUs	Performance Award Units	Stock Options	RSUs	Performance Award Units
Kristin C. Peck	$13,625,000	$3,406,250	$3,406,250	$6,812,500	84,711	21,745	39,790
Wetteny Joseph	$3,800,000	$950,000	$950,000	$1,900,000	23,625	6,064	11,096
Jamie Brannan	$2,232,000	$558,000	$558,000	$1,116,000	13,877	3,562	6,518
Robert J. Polzer	$2,222,000	$555,500	$555,500	$1,111,000	13,814	3,546	6,488
Roxanne Lagano	$1,390,000	$347,500	$347,500	$695,000	8,642	2,218	4,058
LTI Award Payouts
In February 2026, the Human Resources Committee determined final shares earned for the 2023-2025 performance award unit cycle. Our Relative TSR was at the 19th percentile of the 484 companies remaining in the group of companies comprising the S&P 500 stock market index on January 1, 2023 (the beginning of the performance period). In accordance with the vesting matrix established at the beginning of the performance period, 0% of the 2023-2025 performance award units vested.

	Performance Targets				Achievement
Performance Period	Metric	Threshold (50%)	Target (100%)	Maximum (200%)	Results	Results as % of Target
January 1, 2023 to December 31, 2025	Relative TSR	25th Percentile	50th Percentile	75th Percentile	19th Percentile	0%
Retirement Benefits
Our U.S.-paid NEOs receive retirement benefits through Zoetis’ U.S. Savings Plan. The Savings Plan is a tax-qualified 401(k) savings plan available to all eligible U.S. colleagues. Participants may elect to contribute up to 60% of their salary and annual incentive payment to the Savings Plan, subject to IRC limitations. We match 100% of the colleague contribution, up to 5% of each colleague’s eligible pay (generally, base salary plus bonuses). We may also contribute a discretionary profit-sharing amount of up to 8% of each colleague’s eligible pay (subject to IRC limitations). For 2025, we contributed 4.5% of each colleague’s eligible pay (including the NEOs) as a profit-sharing contribution.
To the extent the IRC limitations are exceeded, our Zoetis Supplemental Savings Plan is a non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan but could not be contributed due to IRC limitations on the amount of compensation that may be taken into account under a tax-qualified plan ($350,000 for 2025). Eligible colleagues, including our NEOs, may elect to defer up to 30% of the amount by which their salary and annual incentive payment exceeds this compensation limit. We match these deferrals at the same rate as under the Savings Plan, i.e., 100% match up to 5% of eligible pay. In addition, our NEOs and certain other executives may elect to defer up to an additional 60% of the amount of their annual incentive payment that is over the IRC 401(a)(17) limit. We do not match these additional deferrals. If a colleague’s profit sharing contribution to the Savings Plan is limited by the compensation or contribution limit, the portion that the colleague was not able to receive in the Savings Plan is credited to the colleague’s account in the Zoetis Supplemental Savings Plan. Accounts are credited with earnings and losses based on the investment performance (positive or negative) of the investment options selected by colleagues. Generally, Zoetis Supplemental Savings Plan accounts are settled in cash after the participant’s separation from the Company.
Mr. Brannan receives retirement benefits through a tax-qualified defined contribution plan, which is available to all full or part-time employees in the United Kingdom (“U.K.”) who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the Company contributes 8% of base pay and applicable performance related bonus, and participants may elect to make contributions on a pre-tax basis.

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Executive Compensation
Severance
The Executive Severance Plan covers our NEOs and certain other executives (currently 10 colleagues, including the NEOs). We do not maintain individual employment agreements with our executives (other than agreements that are required or customary for executives outside of the United States). Consistent with market practices and those of our peer companies, the plan provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”(3) that is not in connection with a “Change of Control”(3), and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason”(3) that occurs upon or within 24 months following a Change of Control.
In 2025, following a market benchmarking review, the Human Resources Committee recommended, and the Board approved, changes to the severance benefits provided in the Executive Severance Plan, to align with typical peer practices. Upon a qualifying termination absent a “change of control,” the material changes to the Plan include increases to the number of months of base salary severance, the multiple applied to the participant’s target bonus to determine the amount of target bonus severance and the number of months of Company-paid health and life insurance benefits provided to the participant. Upon a qualifying termination that occurs on or within 24 months of a “change of control,” the material changes to the Plan include increases to the number of months of Company-paid health and life insurance coverage provided to the participant and the addition of a pro-rata target annual bonus for the year of termination. The Plan also provides for a new “better-net” cutback that provides that any payments and benefits under the Plan will be reduced to the extent that they would be subject to an excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, unless the executive officer would be better off on an after-tax basis receiving all such payments and benefits and paying his or her own excise tax.
The amounts payable under the plan are shown below:

	Base Salary (cash severance)	Continued Health and Life Insurance (with executive paying active colleague cost)	Annual Target Bonus (cash severance)	Annual Target Bonus Paid in Year of Termination
Non-Change of Control Severance:
CEO	24 months	24 months	2x	N/A
Other Participants	18 months	18 months	1.5x	N/A
Change of Control Severance:
CEO	30 months	24 months	2.5x	Pro-rated
Other Participants	24 months	24 months	2x	Pro-rated
The base salary cash severance payments are made as salary continuation in the case of a severance not in connection with a Change of Control, and in a single lump sum payment in the case of severance in connection with a Change of Control. The annual target bonus payments made as part of cash severance and the pro-rated annual target bonus paid upon a Change in Control are each made in a single lump sum cash payment. In addition to the benefits reflected in the table, we provide outplacement services to plan participants. All benefits under the plan are subject to the participant’s execution and non-revocation of a general release of all claims against the Company.
(3)“Cause”, “Change of Control” and “Good Reason” are as defined in the Executive Severance Plan.

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Executive Compensation
Perquisites
We generally maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for all colleagues, including our NEOs. However, consistent with market practices and those of our peer companies, the Company does provide certain benefits to colleagues serving outside of their home country at the Company’s request, pursuant to our international assignment policy, which benefits fall into the category of perquisites or other personal benefits under applicable SEC rules. In addition, due to heightened security risks, and based on an independent third-party security study, our Board of Directors requires the use of Company-provided personal security protection, a car and driver, and the exclusive use of private aircraft for much of our CEO’s travel, including personal travel. The incremental costs incurred by the Company for these items have been determined to be necessary to promote our CEO’s personal safety and security. We do not consider the provision of such security to be a perquisite since the need for the personal safety and security of our CEO is a business necessity to our Company and our shareholders, and an integral part of our risk management and business continuity plan. Nonetheless, pursuant to SEC guidance, we have reported the aggregate incremental costs in the “All Other Compensation” column of the Summary Compensation Table. These values are not amounts that are paid directly to our CEO, and our CEO is responsible to pay the income taxes due on the value of these benefits and perquisites.
Compensation Governance Policies and Practices
Stock Ownership Guidelines
Our stock ownership guidelines encourage our NEOs to own and maintain a substantial stake in the Company. Our guidelines are established as a multiple of each executive’s base salary. In assessing compliance with the guidelines, we count stock held outright, RSUs, and stock held in benefit plans. Our stock ownership guidelines require NEOs to hold stock with an aggregate market value of the following:
A Zoetis executive must achieve the guidelines before he or she can sell any stock acquired upon the exercise of options or the vesting of other awards, other than stock sold to satisfy the exercise price of stock options or taxes due upon the exercise of options or the vesting or settlement of other awards. All ZET members, including our NEOs, have five years from the date of appointment or hire as a ZET member, as applicable, to achieve the stock ownership guidelines. As of the last annual measurement date, all of our NEOs who have been executives for five years or more are in compliance with the stock ownership guidelines.

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Executive Compensation
Anti-Hedging and Anti-Pledging Policies
Zoetis maintains a policy prohibiting any of our directors or colleagues, including the NEOs and other executive officers, from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company, including by engaging in short sales or trading in derivative securities that are directly linked to our common stock or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts and equity swaps). Zoetis also maintains a policy prohibiting any of our directors or colleagues, including the NEOs and other executive officers, from pledging Zoetis shares as collateral for loans or for any other purpose.
Clawback and Compensation Recovery Policies
Zoetis maintains a clawback policy that enables the Company to recover any amount determined by the Human Resources Committee to have been inappropriately received by the colleague. Under our clawback policy, the Human Resources Committee shall, to the extent permitted by law, make retroactive adjustments to any cash-based or equity-based incentive compensation paid to colleagues, including our NEOs, where the payment was predicated upon the achievement of specified financial results that are the subject of a subsequent restatement, or where colleagues were found to have altered financial or operational results used to determine award values. Our clawback policy includes recoupment due to willful misconduct or gross negligence which caused or might reasonably be expected to cause significant business or reputational harm to the Company. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards, which permits the Company to recoup equity awards in cases where the provision has been violated.
In October 2023, the Company adopted a compensation recovery policy that complies with the listing standards of the New York Stock Exchange (NYSE) and the Securities Exchange Act of 1934 to require the recovery of erroneously awarded incentive-based compensation from executive officers who received such compensation during the three fiscal years preceding any date the company is required to prepare an accounting restatement. A copy of the compensation recovery policy can be found as an exhibit to our Annual Report on Form 10-K. The NYSE-compliant compensation recovery policy operates in conjunction with the Company’s clawback policy.
Equity Award Grant Practices
The Human Resources Committee establishes the grant date for annual equity awards, including awards of performance award units, RSUs and stock options, at its meeting in early February. The annual equity grant is made within two to four trading days after the Company releases year-end earnings and files its Annual Report on Form 10-K. The grant date for all periodic off-cycle equity awards (e.g., new hire awards) is the last trading day of the month that includes the colleague’s date of hire, date of promotion, or other event date, as applicable. The Human Resources Committee does not schedule equity award grants in anticipation of the release of material nonpublic information, nor does it time the release of material nonpublic information based on equity grant dates. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.

Zoetis 2026 Proxy Statement	67

Executive Compensation
Compensation Risk Assessment
In 2025, the Human Resources Committee considered whether the Company’s compensation policies and practices for its colleagues, including the NEOs, create risks that are reasonably likely to have a material adverse effect on the Company. In evaluating a compensation risk assessment that was conducted by Willis Towers Watson, and reviewed by Pearl Meyer, the Human Resources Committee’s independent executive compensation consultant, the Human Resources Committee considered the following:
•The mix of cash and equity compensation, which is balanced with a strong emphasis on long-term awards;
•Goals and objectives of the Company’s compensation programs, reflecting both quantitative and qualitative performance measures and avoiding excessive weight on a single performance measure;
•The design of the Company’s sales incentive plans, to ensure the mix of fixed and variable compensation promotes appropriate behaviors among participants;
•Equity compensation granted in the form of stock options, RSUs and performance award units to provide greater incentive to create and preserve long-term shareholder value;
•Regular review of comparative compensation data to maintain competitive compensation levels in light of the Company’s industry, size and performance;
•The Company’s minimum stock ownership guidelines, which ensure that executive officers have a meaningful direct ownership stake in the Company and align executive officers with long-term shareholder interests;
•The Company’s restrictions on engaging in hedging transactions in the Company’s securities; and
•The Company’s clawback policy and NYSE-compliant compensation recovery policy.
Based on its evaluation in 2025, the Human Resources Committee has determined, in its reasonable business judgment, that the Company’s compensation policies and practices as generally applicable to its executive officers and colleagues do not create risks that are reasonably likely to have a material adverse impact on the Company and instead promote behaviors that support a long-term focus and shareholder value creation.
Tax Deductibility of NEO Compensation
Section 162(m) of the IRC disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to a covered executive officer, subject to a limited exception for certain arrangements in place as of November 2, 2017. As a result, compensation paid to our NEOs in excess of $1 million generally will not be deductible for federal tax purposes. While the Human Resources Committee considers tax deductibility as one of several relevant factors in determining compensation, it reserves the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the Company for federal income tax purposes.

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Executive Compensation
Executive Transition
On October 29, 2025, Dr. Robert J. Polzer, EVP and President, Research and Development, informed the Company of his intention to retire. The Company appointed Dr. Kevin Esch to succeed Dr. Polzer in this role, effective January 1, 2026.
In connection with Dr. Polzer’s retirement, the Company entered into a Letter Agreement with Dr. Polzer, which was filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarterly period ended September 30, 2025 (the “Letter Agreement”). The Letter Agreement provided for Dr. Polzer to continue in his role as EVP and President, Research and Development, through December 31, 2025. Effective as of January 1, 2026, Dr. Polzer remained employed by the Company as a non-executive officer of the Company through February 28, 2026 (the “Retirement Date”), during which time he assisted in the proper transition of his duties and responsibilities to his successor and continued to receive his current annual base salary and employment benefits. For calendar year 2026, Dr. Polzer will also be eligible to receive an annual incentive award equal to his 2025 target annual bonus percentage, pro-rated based on his days of employment through the Retirement Date. In connection with his retirement, Dr. Polzer’s outstanding equity awards received retirement treatment under the existing terms and conditions of such awards. Dr. Polzer will not be entitled to any severance benefits pursuant to the Executive Severance Plan.
Following the Retirement Date, Dr. Polzer serves as a non-employee consultant to the Company through December 31, 2026, during which time he will be available to continue the orderly transition of his duties and responsibilities and provide scientific advisory services to the Company. Subject to compliance with the terms of the Letter Agreement and the execution of a release agreement, Dr. Polzer receives a monthly consulting fee of $80,000.
Report of the Human Resources Committee
The Zoetis Human Resources Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Zoetis Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A filed with the SEC.
THE HUMAN RESOURCES COMMITTEE
Frank A. D’Amelio, Chair
Sanjay Khosla
Dr. Antoinette R. Leatherberry
Dr. Mark Stetter
Stephanie Tilenius

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Executive Compensation
Executive Compensation Tables
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Kristin C. Peck Chief Executive Officer	2025	1,350,000		10,218,583	3,406,229	2,187,000	1,884,697	19,046,509
	2024	1,300,000		9,562,347	3,187,500	2,730,000	426,913	17,206,760
	2023	1,200,000		8,774,860	2,924,967	2,106,000	232,026	15,237,853
Wetteny Joseph Executive Vice President (“EVP”) and Chief Financial Officer	2025	800,000		2,849,611	949,961	832,000	164,941	5,596,513
	2024	750,000		2,390,440	796,875	997,500	154,646	5,089,461
	2023	725,000		1,987,233	662,460	763,425	109,654	4,247,772
Jamie Brannan(5) EVP and Chief Commercial Officer	2025	720,000		1,673,899	557,994	673,920	348,528	3,974,341
	2024	659,423		910,910	303,705	752,123	398,450	3,024,611
Robert J. Polzer Former EVP and President of Research and Development	2025	710,000		1,666,255	555,461	590,720	144,721	3,667,157
	2024	660,000		1,087,447	362,457	739,200	123,934	2,973,038
	2023	575,000		948,488	316,246	538,200	62,539	2,440,473
Roxanne Lagano EVP, General Counsel and Corporate Secretary	2025	700,000		1,042,198	347,495	604,800	130,787	2,825,280
	2024	620,833		937,202	312,477	627,375	117,268	2,615,155
(1)The amounts shown in the “Stock Awards” column represent the aggregate grant date fair values for the Restricted Stock Units (“RSUs”) and the performance award units granted by Zoetis in 2025, 2024, and 2023, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in Zoetis’ 2025 Annual Report on Form 10-K, filed with the SEC on February 12, 2026 (the “2025 10-K”). Further information regarding the 2025 awards is included in the 2025 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2025 Fiscal Year-End Table. With respect to the performance award units granted by Zoetis in 2025, 2024, and 2023, the amounts included in the “Stock Awards” column of the Summary Compensation Table above represent the target payout at the grant date based upon the probable outcome of the performance conditions. The table below shows the amount of the target payout value at the grant date and the maximum value at the grant date assuming that the highest performance conditions would be achieved for the performance award units granted in 2025.

	Performance Award Units Granted in 2025
Name	Grant Date Target Payout ($)	Maximum Value at Grant Date ($)
Kristin C. Peck	6,812,446	13,624,892
Wetteny Joseph	1,899,746	3,799,492
Jamie Brannan	1,115,947	2,231,894
Robert J. Polzer	1,110,810	2,221,620
Roxanne Lagano	694,770	1,389,540
(2)The amounts shown in the “Option Awards” column represent the aggregate grant date fair values of long-term incentive awards granted to the NEOs by Zoetis in 2025, 2024, and 2023, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in the 2025 10-K. Further information regarding the 2025 awards is included in the 2025 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2025 Fiscal Year-End Table.
(3)The amounts shown in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive awards earned by the NEOs under the Zoetis Annual Incentive Plan for 2025, 2024, and 2023.

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Executive Compensation
(4)The following table sets forth the component amounts presented in the "All Other Compensation" column above for the year ended December 31, 2025:

Name	Company Contributions to Defined Contribution Plans(i) ($)	Company Contributions Under the Zoetis Supplemental Savings Plan(ii) ($)	International Assignment(iii) ($)	Other(iv) ($)	Total ($)
Kristin C. Peck	33,250	354,131	—	1,497,316	1,884,697
Wetteny Joseph	7,577	153,044	—	4,320	164,941
Jamie Brannan	53,684	—	294,562	282	348,528
Robert J. Polzer	33,250	104,205	—	7,266	144,721
Roxanne Lagano	25,250	97,131	—	8,406	130,787
(i)The amounts shown in this column for the U.S.-paid NEOs (Ms. Peck, Mr. Joseph, Dr. Polzer, and Ms. Lagano) represent the sum of profit sharing and matching contributions under the Zoetis Savings Plan (“ZSP”), a tax-qualified retirement savings plan. Under the terms of the ZSP, the Company will match up to 5% of eligible compensation contributed by each employee, subject to limitations under the Internal Revenue Code of 1986, as amended (“IRC”). Mr. Brannan receives retirement benefits through a tax-qualified defined contribution plan, which is available to all full or part-time Zoetis employees in the United Kingdom (“U.K.”) who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the Company contributes 8% of base pay and applicable performance related bonus, and participants may elect to make contribution on a pre-tax basis.
(ii)The amounts shown in this column represent the sum of profit sharing and matching contributions under the Zoetis Supplemental Savings Plan (“ZSSP”). The ZSSP is discussed in more detail in the 2025 Non-Qualified Deferred Compensation Table.
(iii)Mr. Brannan is employed by Zoetis United Kingdom Limited and in connection with his role of EVP and Chief Commercial Officer, was on assignment in Ireland during 2025. This assignment was at the Company’s request and Mr. Brannan received benefits in line with those that are generally available to all Zoetis employees serving in international assignments. In 2025, these benefits included $47,967 for housing, $227,559 for taxes paid by the Company and $19,036 for use of a Company car related to his assignment.
(iv)The amounts shown in this column include imputed income related to Zoetis' group term life insurance coverage in excess of $50,000.
The amount shown for Ms. Peck also includes $110 of matching contributions made by the Zoetis Foundation under the Zoetis Matching Gifts Program as well as $1,491,571 of costs incurred by the Company for the use of Company-provided personal security protection, a car and driver, a home security system, and the exclusive use of private aircraft for much of her travel, including personal travel as required by our Board of Directors based on an independent third-party security study (see the “Perquisites” section of the CD&A for additional information). The incremental costs incurred by the Company for these items have been determined to be necessary to promote Ms. Peck’s personal safety and security.
For Dr. Polzer, the amount shown also includes $1,000 of matching contributions made by the Zoetis Foundation under the Zoetis Matching Gifts Program.
(5)Mr. Brannan’s “Salary” and “Non-Equity Incentive Plan Compensation” amounts are denominated in U.S. dollars (“USD”); however as he is employed by Zoetis U.K. Limited, these amounts are paid to him in British pounds (“GBP”). The conversion rate was set at the beginning of each calendar month, and the average exchange rate was 1 USD per 0.756 GBP.

Zoetis 2026 Proxy Statement	71

Executive Compensation
2025 Grants of Plan-Based Awards Table
The following table provides additional information about non-equity incentive awards and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2025. All stock options, RSUs and performance award units granted to our NEOs in 2025 were granted under the Equity Plan and the applicable award agreements. See the discussion under the heading “Long-Term Incentives” in the CD&A for further information about these stock options, RSUs and performance award units.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kristin C. Peck	Annual Incentive		1,012,500	2,025,000	4,050,000
	Stock Options(5)	2/19/2025								84,711	156.64	3,406,229
	Restricted Stock Units(5)	2/19/2025							21,745			3,406,137
	Performance Award Units(6)	2/19/2025				19,895	39,790	79,580				6,812,446
Wetteny Joseph	Annual Incentive		400,000	800,000	1,600,000
	Stock Options(5)	2/19/2025								23,625	156.64	949,961
	Restricted Stock Units(5)	2/19/2025							6,064			949,865
	Performance Award Units(6)	2/19/2025				5,548	11,096	22,192				1,899,746
Jamie Brannan	Annual Incentive		324,000	648,000	1,296,000
	Stock Options(5)	2/19/2025								13,877	156.64	557,994
	Restricted Stock Units(5)	2/19/2025							3,562			557,952
	Performance Award Units(6)	2/19/2025				3,259	6,518	13,036				1,115,947
Robert J. Polzer	Annual Incentive		284,000	568,000	1,136,000
	Stock Options(5)	2/19/2025								13,814	156.64	555,461
	Restricted Stock Units(5)	2/19/2025							3,546			555,445
	Performance Award Units(6)	2/19/2025				3,244	6,488	12,976				1,110,810
Roxanne Lagano	Annual Incentive		280,000	560,000	1,120,000
	Stock Options(5)	2/19/2025								8,642	156.64	347,495
	Restricted Stock Units(5)	2/19/2025							2,218			347,428
	Performance Award Units(6)	2/19/2025				2,029	4,058	8,116				694,770
(1)The amounts represent the threshold, target and maximum non-equity incentive plan awards under the Zoetis Annual Incentive Plan (AIP) for 2025. The payment for below threshold is 0%. Additional information on the AIP is included in the "Company 2025 Performance" section of the CD&A.
(2)These amounts represent the threshold, target, and maximum share payouts under our performance award unit program for the three-year performance period from January 1, 2025 to December 31, 2027. The performance award units are based on two equally weighted and independently measured performance metrics: (i) Zoetis’ Total Shareholder Return (“TSR”) relative to the TSR of companies in the S&P 500 Health Care Index over the three-year performance period (“Relative TSR”) and (ii) three-year average annual operational revenue growth (“Operational Revenue Growth”). For the Relative TSR metric, the payout is 0% of the granted units if performance is below the 25th percentile (threshold), 50% of the granted units if performance is at the threshold, 100% of the granted units if performance is at the 50th percentile (target), and 200% of the granted units if performance is at or above the 75th percentile (maximum). For the Operational Revenue Growth metric, the payout is 0% of the granted units if performance is below threshold, 50% of the granted units at threshold performance, 100% of the granted units at target performance, and 200% of the granted units at or above maximum performance. For both metrics, linear interpolation will apply to results between the threshold, target, and maximum achievements. Dividend equivalent units accrue through the payout date and increase the target number of performance award units.
(3)The exercise price of the stock options is the closing price of the Company's stock on the grant date.
(4)The amounts shown in this column represent the award values as of the grant date, computed in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in the 2025 10-K. For awards granted on February 19, 2025, the stock options are shown using a Black-Scholes-Merton value of $40.21 on the grant date; the RSUs are shown using the Company's grant date closing stock price of $156.64; the performance award units granted are shown using a weighted-average grant date value of $171.21, which uses a Monte Carlo simulation model value of $185.78 applicable to the Relative TSR awards, and the Company’s grant date closing price of $156.64, applicable to the Operational Revenue Growth awards. For each NEO, the target grant date values were intended to be distributed with 50% of the total value in performance award unit awards and 25% of the total value each in RSUs and stock option grants; however, there are slight differences in intended value due to rounding down upon the conversion from dollar values to the number of options or units, using the grant date per share values.

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Executive Compensation
(5)These Zoetis stock option and RSU awards are subject to three-year graded vesting whereby one-third of the award vests on each of the first, second and third anniversaries of the grant date. RSUs accrue dividend equivalent units through the payout date, which are credited as additional restricted stock units.
(6)These performance award units are subject to three-year cliff vesting (100% vests on the third anniversary of the grant date) and are earned based on achievement of two equally weighted and independently measured performance metrics, Relative TSR and Operational Revenue Growth, measured over the three-year performance period beginning January 1, 2025 and ending December 31, 2027. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which each performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table summarizes the Zoetis equity-based long-term incentive awards made to our NEOs that were outstanding as of December 31, 2025.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Kristin C. Peck	2/19/2016		20,000	-	41.83	2/18/2026	-		-	-	-
	2/14/2017		32,634	-	55.02	2/13/2027	-		-	-	-
	2/13/2018		24,642	-	73.24	2/12/2028	-		-	-	-
	2/12/2019		20,661	-	87.51	2/11/2029	-		-	-	-
	2/11/2020		55,866	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		61,078	-	160.62	2/9/2031	-		-	-	-
	2/8/2022		54,751		201.30	2/8/2032				-	-
	2/8/2023	(4)	44,765	22,383	162.07	2/8/2033	6,198	(5)	779,832	-	-
	2/6/2024	(4)	20,834	41,666	196.14	2/6/2034	11,064		1,392,072	24,227	3,048,241
	2/19/2025	(4)	-	84,711	156.64	2/19/2035	21,968		2,764,014	40,198	5,057,712
Wetteny Joseph	2/8/2022		11,243	-	201.30	2/8/2032	-		-	-	-
	2/8/2023	(4)	10,139	5,069	162.07	2/8/2033	1,403	(5)	176,525	-	-
	2/6/2024	(4)	5,209	10,416	196.14	2/6/2034	2,765		347,892	6,057	762,092
	2/19/2025	(4)		23,625	156.64	2/19/2035	6,126		770,773	11,210	1,410,442
Jamie Brannan	2/13/2018		2,764	-	73.24	2/12/2028	-		-	-	-
	2/12/2019		1,465	-	87.51	2/11/2029	-		-	-	-
	2/11/2020		732	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		869	-	160.62	2/9/2031	-		-	-	-
	2/8/2022		1,111	-	201.30	2/8/2032				-	-
	2/8/2023	(4)	2,735	1,368	162.07	2/8/2033	379	(5)	47,686	-	-
	2/6/2024	(4)	1,985	3,970	196.14	2/6/2034	1,054		132,614	2,308	290,393
	2/19/2025	(4)	-	13,877	156.64	2/19/2035	3,599		452,826	6,584	828,399
Robert J. Polzer	2/10/2021		-	-	160.62	2/9/2031	-			-	-
	2/8/2022		5,455	-	201.30	2/8/2032	-		-	-	-
	2/8/2023	(4)	2,420	2,420	162.07	2/8/2033	670	(5)	84,299	-	-
	2/6/2024	(4)	2,369	4,738	196.14	2/6/2034	1,258		158,282	2,755	346,634
	2/19/2025	(4)		13,814	156.64	2/19/2035	3,582		450,687	6,554	824,624
Roxanne Lagano	2/11/2020		7,738	-	144.03	2/10/2030	-		-	-
	2/10/2021		7,106	-	160.62	2/9/2031	-		-	-
	2/8/2022		5,377	-	201.30	2/8/2032	-		-	-
	2/8/2023	(4)	4,361	2,181	162.07	2/8/2033	603	(5)	75,869	-	-
	2/6/2024	(4)	2,043	4,084	196.14	2/6/2034	1,085		136,515	2,374	298,697
	2/19/2025	(4)		8,642	156.64	2/19/2035	2,241		281,963	4,100	515,862
(1)These amounts are rounded to the nearest whole unit and include accrued dividend equivalent units applied after the grant date.
(2)Based on Zoetis' closing stock price on December 31, 2025, of $125.82.
(3)These performance award units are subject to three-year cliff vesting (100% vests on the third anniversary of the grant date) and are earned subject to achievement of two equally weighted and independently measured performance metrics, Relative TSR and Operational Revenue Growth, over the three-year performance period beginning January 1st of the year of grant, and ending on

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December 31st of the third year of the performance period. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which each performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.
(4)These Zoetis stock options and RSUs are subject to a three-year graded vesting schedule and vest one-third each year on the anniversary of the grant date. These performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and are earned based on achievement of two pre-established performance metrics (Relative TSR and Operational Revenue Growth) measured over a three-year performance period.
(5)These amounts are the aggregate of Zoetis RSUs that remained unvested as of December 31, 2025, plus, the performance award units for which the performance period ended on December 31, 2025 and the level of performance has been determined to be 0% of the target amount (i.e., for which there was no payout). The table below shows these amounts for each NEO as of December 31, 2025.

Name	RSU Awards	Earned Performance Award Units	Total Number of Units that Have Not Vested
Kristin C. Peck	6,198	0	6,198
Wetteny Joseph	1,403	0	1,403
Jamie Brannan	379	0	379
Robert J. Polzer	670	0	670
Roxanne Lagano	603	0	603
2025 Option Exercises and Stock Vested
The following table provides information about the number and value of shares acquired upon vesting of RSUs and performance award units, and the stock options exercised by our NEOs during 2025. The performance award units were earned at 0% of the established target amount and did not pay out in 2025.

	Option Awards		RSU Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Kristin C. Peck	382	42,246	25,908	4,456,136
Wetteny Joseph	—	—	5,693	979,631
Jamie Brannan	—	—	1,184	204,375
Robert J. Polzer	—	—	2,708	465,906
Roxanne Lagano	—	—	2,537	436,359
(1)The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.
(2) For Ms. Peck, amount represents 5,475 shares from RSUs granted on February 6, 2024 for which the first tranche vested on February 6, 2025, 6,135 shares from RSUs granted on February 8, 2023 for which the second tranche vested on February 8, 2025 and 14,298 shares from RSUs granted on February 8, 2022 that fully vested on February 8, 2025; for Mr. Joseph, amount represents 1,368 shares from RSUs granted on February 6, 2024 for which the first tranche vested on February 6, 2025, 1,389 shares from RSUs granted on February 8, 2023 for which the second tranche vested on February 8, 2025 and 2,936 shares from RSUs granted on February 8, 2022 that fully vested on February 8, 2025; for Mr. Brannan, amount represents 521 shares from RSUs granted on February 6, 2024 for which the first tranche vested on February 6, 2025, 374 shares from RSUs granted on February 8, 2023 for which the second tranche vested on February 8, 2025 and 289 shares from RSUs granted on February 8, 2022 that fully vested on February 8, 2025; for Dr. Polzer, amount represents 622 shares from RSUs granted on February 6, 2024 for which the first tranche vested on February 6, 2025, 663 shares from RSUs granted on February 8, 2023 for which the second tranche vested on February 8, 2025 and 1,423 shares from RSUs granted on February 8, 2022 that fully vested on February 8, 2025; for Ms. Lagano, amount represents 536 shares from RSUs granted on February 6, 2024 for which the first tranche vested on February 6, 2025, 597 shares from RSUs granted on February 8, 2023 for which the second tranche vested on February 8, 2025 and 1,404 shares from RSUs granted on February 8, 2022 that fully vested on February 8, 2025.
(3)The value realized upon vesting is based on the closing price of our common stock on the vesting dates of: $174.12 on February 6, 2025 and $171.43 on February 8, 2025 (using the closing price of common stock on February 7, 2025, which was the last business day preceding February 8, 2025).

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2025 Non-Qualified Deferred Compensation Table
The following table summarizes activity during 2025 and account balances as of December 31, 2025, in the Zoetis Supplemental Savings Plan (“ZSSP”).
The key features of the ZSSP are described in the CD&A section, “Retirement Benefits”. Amounts for our NEOs who were Pfizer employees at the time of the IPO (Ms. Peck and Ms. Lagano) include prior non-qualified Supplemental Savings Plan balances held when they served as employees of Pfizer and transferred to the ZSSP.

Name	Plan	Aggregate Balance at January 1, 2025(1) ($)	Executive Contributions in 2025(2) ($)	Company Contributions in 2025(3) ($)	Aggregate Earnings in 2025(4) ($)	Aggregate Balance as of December 31, 2025(5) ($)
Kristin C. Peck	Zoetis Supplemental Savings Plan	5,490,878	186,385	354,131	(178,568)	5,852,826
Wetteny Joseph	Zoetis Supplemental Savings Plan	1,932,421	330,529	153,044	206,699	2,622,693
Jamie Brannan (6)	Zoetis Supplemental Savings Plan	—	—	—	—	—
Robert J. Polzer	Zoetis Supplemental Savings Plan	676,921	54,845	104,205	(92,059)	743,912
Roxanne Lagano	Zoetis Supplemental Savings Plan	3,466,714	119,045	97,131	(23,939)	3,658,951
(1)Amounts in this column that were reported in the Summary Compensation Table for the years 2023 and 2024 (combined) are as follows: Ms. Peck: $764,334, Mr. Joseph: $657,552, Dr. Polzer: $237,337, and Ms. Lagano: $180,254.
(2)Executive contributions to the ZSSP shown in this column are included in the Summary Compensation Table for the year 2025.
(3)Company contribution amounts shown in this column include profit sharing and Company matching contributions and are reflected in the “All Other Compensation” column of the Summary Compensation Table. Company contribution amounts under the tax-qualified ZSP are also reflected in the “All Other Compensation” column of the Summary Compensation Table but not in the table above.
(4)Aggregate earnings are not reflected in the Summary Compensation Table because the earnings are not “above-market”. These amounts include dividends, interest and change in market value.
(5)None of the NEOs took a withdrawal or distribution from the ZSSP in 2025.
(6)Mr. Brannan is employed by Zoetis U.K. Limited and does not participate in the ZSSP as it is only available to U.S. colleagues.
Potential Payments Upon Employment Termination Table
The NEOs are eligible to receive benefits under the Executive Severance Plan, as amended in July 2025, as described in the CD&A, which provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause” (as defined in the ESP)) that is not in connection with a change in control of the Company (“CIC”) and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason” (as defined in the ESP) that is in connection with, or within 24 months after, a CIC. The amounts payable under the ESP are summarized in the CD&A under Severance.
Treatment of long-term incentive awards upon termination of employment is in accordance with the terms of the Equity Plan and the long-term incentive award agreements.
The following table shows the estimated benefits payable upon a hypothetical termination of employment under the ESP and the Equity Plan under various termination scenarios, assuming the applicable termination occurred on December 31, 2025. Payment of severance benefits is contingent upon the execution and non-revocation of a release agreement. Further, the ESP provides that severance payments or benefits will cease and/or be subject to repayment, as applicable, if a participant violates or breaches the provisions of the release agreement or any other applicable post-employment covenants and restrictions, including, but not limited to, any non-compete, non-disclosure, non-solicitation and/or non-disparagement covenants.

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Name	Description	Without Cause: Apart from a Restructuring Event or CIC ($)		Without Cause: Restructuring Event ($)		Without Cause or for Good Reason Upon or Within 24 Months Following a CIC ($)		Death or Disability ($)		Voluntary Termination/ Retirement ($)
Kristin C. Peck	Severance Amount	6,750,000	(1)	6,750,000	(1)	10,462,500	(6)
	Benefits Continuation	58,159	(2)	58,159	(2)	58,159	(7)
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)
	Equity Acceleration	—	(4)	8,571,375	(5)	16,225,185	(8)	16,225,185	(9)
	Total	6,826,534		15,397,909		26,764,219		16,225,185
Wetteny Joseph	Severance Amount	2,400,000	(1)	2,400,000	(1)	4,000,000	(6)
	Benefits Continuation	44,311	(2)	44,311	(2)	59,081	(7)
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)
	Equity Acceleration	—	(4)	2,119,086	(5)	4,188,687	(8)	4,188,687	(9)
	Total	2,462,686		4,581,772		8,266,143		4,188,687
Jamie Brannan	Severance Amount	2,052,000	(1)	2,052,000	(1)	3,384,000	(6)
	Benefits Continuation	13,538	(2)	13,538	(2)	18,051	(7)
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)
	Equity Acceleration	—	(4)	842,062	(5)	1,946,377	(8)	1,946,377	(9)
	Total	2,083,913		2,925,975		5,366,803		1,946,377
Robert J. Polzer(11)	Severance Amount	1,917,000	(1)	1,917,000	(1)	3,124,000	(6)
	Benefits Continuation	29,715	(2)	29,715	(2)	39,620	(7)
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)
	Equity Acceleration	697,602	(4)	1,064,512	(5)	2,208,694	(8)	2,208,694	(9)	697,602	(10)
	Total	2,662,692		3,029,602		5,390,689		2,208,694		697,602
Roxanne Lagano	Severance Amount	1,890,000	(1)	1,890,000	(1)	3,080,000	(6)
	Benefits Continuation	41,970	(2)	41,970	(2)	55,961	(7)
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)
	Equity Acceleration	617,252	(4)	846,745	(5)	1,618,988	(8)	1,618,988	(9)	617,252	(10)
	Total	2,567,597		2,797,090		4,773,324		1,618,988		617,252
(1)These amounts represent severance payable under the ESP, equal to 24 months of base salary and target annual incentive for the year of termination for the CEO and equal to 18 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination of employment without Cause (unrelated to a CIC).
(2)These amounts represent the cost of 24 months (for the CEO) and 18 months (for other NEOs) of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assumes no increase in the cost of coverage.
(3)These amounts represent the program fee for outplacement services, assumed for a 12-month period.
(4)These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause, apart from a CIC or a restructuring event, using Zoetis’ closing stock price of $125.82 on December 31, 2025. Executives that are not retirement-eligible upon termination of employment forfeit their unvested stock options, RSUs and performance award units. Executives that are retirement-eligible at the time of termination of employment receive equity acceleration treatment described in the footnote to the “Retirement” column (Dr. Polzer and Ms. Lagano were retirement-eligible on December 31, 2025).
(5)These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause due to a restructuring event, using Zoetis’ closing stock price of $125.82 on December 31, 2025. In the event of the executive’s termination of employment due to a restructuring, unvested RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. For executives that are not retirement-eligible upon termination of employment (Ms. Peck, Mr. Joseph, and Mr. Brannan are not retirement-eligible), unvested stock options will immediately pro-rata vest and will have a three-month term to exercise. For executives that are retirement-eligible (Dr. Polzer and Ms. Lagano are retirement-eligible), unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, and unvested stock options held for less than one year (granted in 2025) will immediately pro-rata vest and will have a three-month term to exercise.

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(6)These amounts represent severance payable under the ESP, equal to 30 months of base salary and target annual incentive for the year of termination for the CEO and equal to 24 months of base salary and target annual bonus for the year of termination for the other NEOs, as well as a pro-rata annual incentive applicable to the year of termination, in each case, in the event of the executive’s involuntary termination without Cause or for Good Reason upon or within 24 months after a CIC. In the event the payments would be subject to the “parachute payment” excise tax under IRC Section 280G, the Executive Severance Plan provides that the NEO will either receive all such payments and benefits and pay the excise tax, or such payments and benefits will be reduced to the extent necessary so that the excise tax does not apply, whichever approach results in a higher net after-tax amount of the payments and benefits being retained by the NEO. Given the uncertainty of these calculations, this table does not reflect the impact of the better net after-tax calculation.
(7)These amounts represent the cost of 24 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assumes no increase in the cost of coverage.
(8)These amounts represent the value of Zoetis long-term incentive awards that vest upon a qualifying termination following a CIC using Zoetis’ closing stock price of $125.82 on December 31, 2025. In the event of the executive’s involuntary termination of employment without Cause or for Good Reason upon, or within 24 months after, a CIC, all unvested awards will fully vest (with performance award units vesting at the target level).
(9)These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to death or disability using Zoetis’ closing stock price of $125.82 on December 31, 2025. In the event of the executive’s termination of employment due to death or disability, all unvested awards will fully vest (performance award units vest at the target level).
(10)These amounts represent the value of Zoetis long-term incentive awards that vest upon termination of employment due to retirement (Dr. Polzer and Ms. Lagano are retirement-eligible) using Zoetis’ closing stock price of $125.82 on December 31, 2025 (and, with respect to performance award units, assuming achievement of performance goals at the target level). In the event of the executive’s termination of employment due to retirement, unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, while RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Any awards held prior to the first anniversary of the date of grant will be forfeited in the event of a termination of employment due to retirement.
(11)As described in the “Executive Transition” section of this proxy statement, Dr. Polzer served as EVP and President of Research and Development until December 31, 2025. In accordance with the terms of the Letter Agreement filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarterly period ended September 30, 2025, Dr. Polzer will not be entitled to any severance payments or benefits under the ESP due to his retirement. Subject to Dr. Polzer’s continued employment with the Company through February 28, 2026, he will be eligible for the special retirement treatment contemplated under the existing terms and conditions of his outstanding equity awards, as described in footnote 10 above.
CEO Pay Ratio
Item 402(u) of Regulation S-K (the “SEC Regulation”), which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with the SEC Regulation.
There has been no change in our employee population or employee compensation arrangements that we believe significantly impacts our pay ratio disclosure for 2025. Accordingly, our median employee identified for our pay ratio disclosure in 2024 (which was an alternate for the median employee identified in 2023 who subsequently terminated employment) remains unchanged and was used to calculate our CEO pay ratio for 2025, as permitted by the SEC Regulation.
To identify our median employee we chose “annual base pay” as our globally consistent definition of pay. We calculated annual base pay as of October 12, 2023, using a methodology that reasonably reflects the annual compensation of employees, which included reasonable estimates of hours worked for hourly workers and annualized base pay for newly hired employees. We chose not to exclude any employees and used a valid statistical sampling approach to estimate the median annual base pay of our global workforce. Then we selected an individual whose base pay as of October 12, 2023 was at or near that value.
For 2025, our median employee’s annual total compensation (determined in a manner consistent with that of Ms. Peck in the Summary Compensation Table) was $80,592. Ms. Peck’s total annual compensation for the year ended December 31, 2025, as disclosed in the Summary Compensation Table, was $19,046,509. Therefore, the ratio of Ms. Peck’s pay to our median employee’s pay was 236 to 1.

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Pay Versus Performance
The following tables and charts provide additional compensation information regarding our NEOs, prepared in accordance with the SEC’s pay versus performance disclosure regulations for fiscal years 2021 to 2025.
Pay Versus Performance Table

	Summary Compensation Table (SCT) Total for CEO(1) ($)	Compensation Actually Paid (CAP) to CEO(1)(2) ($)	Average SCT Total for Other NEOs(1) ($)	Average CAP to Other NEOs(1)(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Revenue (Company Selected Measure) ($ in millions)
Year					Zoetis TSR ($)	S&P 500 Pharmaceuticals Index TSR ($)
2025	19,046,509	2,772,228	4,015,823	1,524,245	79.52	188.27	2,673	9,467
2024	17,206,760	759,623	3,351,274	1,095,197	101.62	148.06	2,486	9,256
2023	15,237,853	26,369,229	2,994,932	4,592,358	121.90	136.84	2,344	8,544
2022	14,003,540	(15,709,790)	2,931,816	(3,076,052)	89.69	136.38	2,114	8,080
2021	13,098,491	33,519,679	4,455,516	10,261,897	148.26	125.75	2,037	7,776
(1)In all years shown Kristin C. Peck was our Chief Executive Officer. The other named executive officers (NEO) represent the following individuals: for 2025, Wetteny Joseph, Robert J. Polzer, Jamie Brannan and Roxanne Lagano; for 2024, Wetteny Joseph, Robert J. Polzer, Jamie Brannan, Roxanne Lagano, Heidi C. Chen, and Wafaa Mamilli; for 2023, Wetteny Joseph, Heidi C. Chen, Wafaa Mamilli and Robert J. Polzer; for 2022, Wetteny Joseph, Glenn C. David, Heidi C. Chen, and Wafaa Mamilli; and for 2021, Wetteny Joseph, Glenn C. David, Catherine A. Knupp, Roman Trawicki and Heidi C. Chen
(2)To calculate Compensation Actually Paid (“CAP”) the following amounts were deducted from and added to the Summary Compensation Table (“SCT”) total compensation:
CEO SCT Total to CAP Reconciliation:

		Deductions from SCT Total(a)
Year	SCT Total ($)	Stock Awards ($)	Options Awards ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid ($)
2025	19,046,509	(10,218,583)	(3,406,229)	(2,649,469)	2,772,228
2024	17,206,760	(9,562,347)	(3,187,500)	(3,697,290)	759,623
2023	15,237,853	(8,774,860)	(2,924,967)	22,831,203	26,369,229
2022	14,003,540	(8,399,841)	(2,799,966)	(18,513,523)	(15,709,790)
2021	13,098,491	(6,929,797)	(2,309,970)	29,660,955	33,519,679
Average Other NEOs SCT Total to CAP Reconciliation:

		Deductions from SCT Total(a)
Year	SCT Total ($)	Stock Awards ($)	Options Awards ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid ($)
2025	4,015,823	(1,807,991)	(602,728)	(80,859)	1,524,245
2024	3,351,274	(1,236,913)	(412,369)	(606,795)	1,095,197
2023	2,994,932	(1,239,133)	(413,112)	3,249,671	4,592,358
2022	2,931,816	(1,405,542)	(468,570)	(4,133,756)	(3,076,052)
2021	4,455,516	(2,118,241)	(366,105)	8,290,727	10,261,897
(a)These deductions are the amounts listed in the “Stock Awards” and “Option Awards” columns of the SCT and represent the grant date fair value of equity-based awards granted each year.
(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component for each year is detailed in the supplemental table below:

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CEO Equity Component of CAP:

Year	Equity Type	Fair Value of Current Year Equity Awards at End of Year ($)	Change in Value of Prior Years’ Awards Unvested at End of Year ($)	Change in Value of Prior Years’ Awards That Vested During the Year ($)	Equity Value Included in CAP ($)
2025	Stock Options	1,885,667	(2,098,846)	(1,165,649)	(1,378,828)
	Restricted Stock Units	2,764,067	(1,672,795)	128,472	1,219,744
	Performance Award Units	4,152,539	(6,642,924)	—	(2,490,385)
	Total	8,802,273	(10,414,565)	(1,037,177)	(2,649,469)
2024	Stock Options	1,599,375	(2,205,096)	(40,922)	(646,643)
	Restricted Stock Units	2,668,416	(867,090)	5,906	1,807,232
	Performance Award Units	2,859,270	(7,726,027)	8,878	(4,857,879)
	Total	7,127,061	(10,798,213)	(26,138)	(3,697,290)
2023	Stock Options	3,971,133	1,923,431	372,068	6,266,632
	Restricted Stock Units	3,585,639	1,500,387	162,461	5,248,488
	Performance Award Units	8,054,738	3,060,551	200,795	11,316,083
	Total	15,611,510	6,484,369	735,324	22,831,203
2022	Stock Options	1,528,648	(7,897,241)	(931,398)	(7,299,991)
	Restricted Stock Units	2,049,978	(2,672,369)	(234,149)	(856,541)
	Performance Award Units	2,460,116	(12,009,652)	(807,455)	(10,356,991)
	Total	6,038,742	(22,579,262)	(1,973,002)	(18,513,523)
2021	Stock Options	5,709,571	5,052,274	33,020	10,794,866
	Restricted Stock Units	3,523,058	1,469,682	10,165	5,002,905
	Performance Award Units	8,916,215	4,932,126	14,842	13,863,183
	Total	18,148,844	11,454,083	58,027	29,660,955
Average Other NEOs Equity Component of CAP:

Year	Equity Type	Fair Value of Current Year Equity Awards at End of Year ($)	Change in Value of Prior Years’ Awards Unvested at End of Year ($)	Change in Value of Prior Years’ Awards That Vested During the Year ($)	Equity Value Included in CAP ($)
2025	Stock Options	333,666	(264,533)	(123,407)	(54,274)
	Restricted Stock Units	442,928	(232,129)	(112,232)	98,567
	Performance Award Units	734,704	(859,856)	—	(125,152)
	Total	1,511,298	(1,356,518)	(235,639)	(80,859)
2024	Stock Options	177,330	(251,572)	(2,688)	(76,930)
	Restricted Stock Units	303,934	(131,626)	(106,952)	65,356
	Performance Awards Units	324,800	(920,604)	583	(595,221)
	Total	806,064	(1,303,802)	(109,057)	(606,795)
2023	Stock Options	560,869	169,611	46,139	776,619
	Restricted Stock Units	506,345	509,551	20,141	1,036,037
	Performance Award Units	1,137,439	284,615	14,962	1,437,015
	Total	2,204,652	963,777	81,242	3,249,671
2022	Stock Options	255,817	(1,352,757)	(446,281)	(1,543,221)
	Restricted Stock Units	343,039	(1,110,941)	(112,191)	(880,093)
	Performance Award Units	411,640	(1,735,180)	(386,902)	(1,710,442)
	Total	1,010,496	(4,198,878)	(945,373)	(4,133,756)
2021	Stock Options	904,905	1,796,558	22,234	2,723,696
	Restricted Stock Units	1,897,216	490,667	6,844	2,394,727
	Performance Award Units	1,413,054	1,749,257	9,993	3,172,304
	Total	4,215,175	4,036,482	39,071	8,290,727

Zoetis 2026 Proxy Statement	79

Executive Compensation
List of Most Important Measures
The four items listed below represent the most important metrics we used to determine CAP for 2025 as further described in our CD&A within the sections titled “Annual Incentive Plan” and “Long-Term Incentives”:

Most Important Performance Measures
Relative Total Shareholder Return(a)
Revenue(b)(c)
Adjusted Diluted EPS(b)
Free Cash Flow(b)
(a)Relative Total Shareholder Return is the 3-year performance metric used for Zoetis’ performance award units, which comprise 50% of the long-term incentive compensation of our NEOs, including the CEO. Total Shareholder Return (“TSR”) is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Health Care Group”, which we define as the companies comprising the S&P 500 Health Care index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded.
(b)Revenue, Adjusted Diluted EPS and Free Cash Flow refer to the measures used to assess performance in determining the funding for our Annual Incentive Plan (AIP) and exclude the impacts of foreign exchange and certain other adjustments as described in the CD&A.
(c)Three-year average annual Operational Revenue Growth is a performance goal for our current year performance award units.
Description of the CAP and Performance Relationship
1.Total Shareholder Return (TSR): Zoetis versus S&P 500 Pharmaceuticals Index
The graph below compares an initial investment in our common stock of $100 on December 31, 2020, versus the same investment in the S&P 500 Pharmaceuticals Index (assuming dividends, if any, were reinvested). It should be noted that the companies in the S&P 500 Pharmaceuticals index are not the same as those used for our compensation benchmarking, nor are they the same group of companies we use to determine Relative TSR for the company’s performance award unit metric, as described in the CD&A.
TSR: Zoetis vs. S&P 500 Pharmaceuticals Index

Zoetis TSR	S&P 500 Pharmaceuticals TSR

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Executive Compensation
2.Compensation Actually Paid (CAP) versus Zoetis TSR
The graph below compares the Compensation Actually Paid (CAP) of the CEO and the Other NEOs, to Zoetis’ TSR for the five fiscal years beginning with 2021. As the graph shows, the CAP to the CEO and Other NEOs is directionally aligned with the Company’s TSR.
CAP vs. TSR: Zoetis

■	CEO Cap	■	Other NEO Avg. CAP	Zoetis TSR
3.CAP versus Net Income
The graph below compares the CAP of the CEO and the Other NEOs, to Zoetis’ net income for the five fiscal years beginning with 2021. Net Income has steadily increased while the CEO and Other NEOs CAP has varied by year. Zoetis does not use net income as a metric in its compensation incentives.
CAP vs. Net Income
($ in millions)

■	CEO Cap	■	Other NEO Avg. CAP	Net Income

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Executive Compensation
4.CAP versus Revenue (Company Selected Measure)
The graph below compares the CAP of the CEO and the Other NEOs, to Zoetis’ revenue for the five fiscal years beginning with 2021. Revenue has steadily increased while the CEO and Other NEOs’ CAP has varied by year. While revenue is a metric in Zoetis’ AIP, the weight of equity-based LTI — which primarily reflect stock price and relative TSR — exceeds the weight of our annual incentive in the total compensation for executives.
CAP vs. Revenue
($ in millions)

■	CEO Cap	■	Other NEO Avg. CAP	Revenue
Equity Compensation Plans
The following table shows shares reserved for issuance for outstanding awards granted under the Company’s Equity Plan as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders	2,739,326	$148.82	12,252,945
Equity compensation plans not approved by security holders	—	—	—
Total	2,739,326	$148.82	12,252,945
(1)Includes 1,578,784 stock options, 791,678 shares underlying RSUs, 311,764 shares underlying performance award units and 57,100 shares underlying deferred stock units.
(2)Assumes maximum payout of outstanding performance award units, excluding the 2023 performance award units for which the performance period ended on December 31, 2025 and the level of performance has been determined to be 0% of the target amount.

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Executive Compensation

ITEM 3 Advisory Vote to Approve the Frequency of Future Advisory Votes on Our Executive Compensation (“Say on Pay Frequency”)
We are seeking your vote, on an advisory basis, on the frequency of shareholder votes on executive compensation.
For background, Section 14A of the Exchange Act requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We conducted this advisory vote on frequency most recently at our 2020 Annual Meeting of Shareholders, and our shareholders voted for an annual advisory vote on executive compensation.
The Board believes that our practice of continuing to hold an annual advisory vote on our executive compensation is the best approach for the Company because it allows our shareholders to provide timely, direct input on executive compensation policies and practices.

Item 3 Recommendation: Our Board unanimously recommends continuing our current practice of holding an ANNUAL advisory vote on executive compensation.

Zoetis 2026 Proxy Statement	83

Audit Committee Matters

ITEM 4 Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2026
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. At least annually, the Audit Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines in order to determine whether to reappoint such firm as our independent registered public accounting firm.
Based on its review, the Audit Committee has appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2026. The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. KPMG has served as our independent accounting firm continuously since 2013, and also audited our financial statements for 2011 and 2012, when we were wholly owned by Pfizer. We are asking shareholders to ratify the appointment of KPMG for 2026. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection of such firm. One or more representatives of KPMG will be present at the Annual Meeting of Shareholders, will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Item 4 Recommendation: Our Board unanimously recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2026.

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Audit Committee Matters
KPMG Fees and Services
The following table sets forth the aggregate fees for professional services billed or to be billed by KPMG for the years ended December 31, 2025 and 2024 for the audits of our financial statements, and fees for other services rendered by KPMG during those periods.

	2025	2024
Audit fees	$13,050,386	$11,585,616
Audit-related fees	764,557	2,014,143
Tax fees	928,214	917,165
All other fees	80,000	—
Total fees	$14,823,157	$14,516,924
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements and for the audit of internal control over financial reporting, or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and comfort letters. Audit fees include reimbursement for direct out-of-pocket travel and other sundry expenses, which were approximately $226,000 and $253,000 for the years ended December 31, 2025 and 2024, respectively.
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit fees, including audits of employee benefit plans, audits and reviews of carve-out financial statements, and assessment services performed during pre-implementation for systems that will not be moved into production until subsequent fiscal years.
Tax fees consist primarily of fees for tax advice and planning, and tax compliance related services.
Other fees consist primarily of fees for environmental, social and governance reporting readiness services.

Zoetis 2026 Proxy Statement	85

Audit Committee Matters
Policy on Pre-Approval of Audit Firm Services
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm reviews with management and submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of the four categories of services:
•Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, audits in connection with statutory and regulatory filings, and discussions surrounding the proper application of financial accounting and/or reporting standards.
•Audit-related services are assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits, audits and reviews of carve-out financial statements, and assessment services performed during pre-implementation for systems that will not be moved into production until subsequent fiscal years.
•Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; support of other tax-related regulatory requirements; and tax compliance and reporting.
•All other services are those services not captured in the audit, audit-related or tax categories.
Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category, and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services provided by KPMG for 2025 and 2024 were pre-approved by our Audit Committee in accordance with the above policy.

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Audit Committee Matters
Report of the Audit Committee
A key role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting, internal controls and audit functions. As set forth in the written charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.
The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles, and expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. KPMG has served as the Company’s independent registered public accounting firm continuously since 2011.
In the performance of its oversight function, the Audit Committee met with KPMG, management and the Company’s Chief Audit Executive to assure that all were carrying out their respective responsibilities. Both KPMG and the Chief Audit Executive had full access to the Audit Committee, including regular meetings without management present. In addition, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Furthermore, the Audit Committee (i) has received from KPMG the written disclosures and letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence; (ii) has discussed with KPMG their independence from the Company and its management; and (iii) has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditors’ independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2025, be included in the Company’s 2025 Annual Report on Form 10-K that was filed with the SEC on February 12, 2026. The Audit Committee also approved the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2026.
THE AUDIT COMMITTEE
Gregory Norden, Chair
Frank A. D’Amelio
Gavin Hattersley
Dr. Antoinette R. Leatherberry
Louise M. Parent
Stephanie Tilenius

Zoetis 2026 Proxy Statement	87

Shareholder Proposal

ITEM 5 Shareholder Proposal to Permit Shareholder Action by Written Consent
In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. The shareholder proposal and supporting statement appear in the form in which the Company received them and may contain statements that are inaccurate. As explained below, our Board unanimously recommends that shareholders vote AGAINST this proposal.
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised that he is the beneficial owner of at least 40 shares of Zoetis common stock for more than three years and intends to introduce the following shareholder proposal at the Annual Meeting.
Proposal 5 —  Shareholder Right to Act by Written Consent

Item 5 Recommendation: Our Board unanimously recommends that you vote AGAINST the shareholder proposal to permit shareholder action by written consent.

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which shareholders hold their shares).
This includes shareholder ability to initiate any appropriate topic for written consent. This includes that any associated request for a record date shall have the lowest allowable figure. This includes that written consent not include a solicitation clause mandating a certain percent of shares be solicited unless legally required.
Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.

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Shareholder Proposal
It is particularly important for Zoetis (ZTS) shareholders to have a right to act by written consent because ZTS shares not owned for at least one year are excluded from having a right to call for a special shareholder meeting.
It is believed that no company out of a pool of 3000 companies has ever held a special shareholder meeting, called for by shareholders, with this one year ZTS exclusion, highlighting what a deterrent a one year exclusion is. Thus the special meeting right at ZTS seems to be useless.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when ZTS underperforms.
Since a director can be removed by written consent, enabling shareholders to act by written consent may serve as an incentive for ZTS directors to perform better.
The following challenging 2025 news reports regarding ZTS make it more important to adopt this proposal without delay:
Zoetis lowered its full-year 2025 revenue and adjusted net income forecasts multiple times throughout 2025. This led to significant drops in the stock price.
Multiple analysts, including UBS and Leerink Partners, lowered their price targets and expressed caution regarding Zoetis' short-term growth potential and stock valuation.
The company's key OA pain medications, Librela (for dogs) and Solensia (for cats), experienced an 11 % operational decline globally. This was largely attributed to negative perceptions and reports of adverse side effects amplified on social media, leading to declining U.S. therapeutic visits and new patient starts.
There have been social media campaigns linking Librela to severe autoimmune diseases and deaths in dogs, which generated negative publicity and a lawsuit.
Please vote yes:
Shareholder Right to Act by Written Consent— Proposal 5
Board Recommendation
The Board recommends you vote AGAINST this proposal for the following reasons.
Our Board has carefully considered this shareholder proposal, to permit shareholder action by written consent in lieu of a meeting of shareholders, and believes that the proposal is not necessary in light of the existing meaningful shareholder right to call a special meeting. In addition, the shareholder proposal would circumvent the deliberative shareholder meeting process and serve to disenfranchise our shareholders. Further, Zoetis’ other strong governance policies empower shareholders and promote Board accountability and responsiveness to shareholders.
Zoetis Shareholders Already Have Meaningful Rights That Allow Them to Voice Their Views in Ways That are Less Onerous Than Acting By Written Consent

Zoetis 2026 Proxy Statement	89

Shareholder Proposal
As a result of amendments to our governing documents adopted by shareholders and the Board in 2023, Zoetis shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year already have the power to call a special meeting in accordance with, and subject to, the provisions set forth in the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws. A special meeting permits shareholders, the Board, and Company management to discuss and vote on matters in between annual meetings and empowers all shareholders to participate collectively in a single meeting.
In addition, Zoetis shareholders have a market-standard proxy access By-law right. This provision permits up to 20 shareholders owning 3% or more of our common stock for a period of at least three years to nominate up to 20% of our Board and include these nominees in our proxy materials, subject to certain provisions included in our By-laws. This proxy access right complements the ability of shareholders to call a special meeting of shareholders, as both mechanisms provide shareholders owning a minority of shares with the ability to voice their views.
Shareholder Action by Written Consent Circumvents the Deliberative Shareholder Meeting Process and May Have Other Potentially Negative Consequences
The Board believes that a shareholder meeting framework (whether at an annual or specially called shareholder meeting) better serves shareholders’ interests than action by written consent as it is an inherently more structured, democratic and open process. The Board believes that every shareholders’ vote is important and deserves consideration. Action by written consent has a number of shortcomings in that regard because it does not require that all shareholders:
•receive notice of the written consent proposal;
•be given adequate time to review the subject matter of the proposal;
•be given the opportunity to consider alternative views on the proposal; or
•be afforded the opportunity to debate the merits of the proposal at an open meeting.
In the context of a shareholder meeting, all communications with respect to proposed actions to be taken at a meeting of shareholders are governed by SEC rules that require fair disclosure to all shareholders. Accordingly, complete and accountable information about the proposed shareholder action is widely distributed beforehand through proxy statement materials, facilitating open and informed discussion prior to and in connection with the meeting. The meeting process also gives the Board time to analyze and provide a recommendation on the proposal and promotes well informed decision-making by shareholders and directors.
Unlike a shareholder meeting, for which notice would be provided to all shareholders, the written consent process does not guarantee that all shareholders are informed of the proposed action or can participate in the decision. The proposal does not impose any ownership requirements on the shareholders soliciting written consent and, as a result, could be initiated by a single shareholder holding a very small number of shares. Written consent rights of the type proposed may encourage accumulation of short-term share ownership by a small group of investors (including those who accumulate a short-term voting position through borrowed shares) to advance a special agenda that may be contrary to the long-term best interests of Zoetis and its shareholders.

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Shareholder Proposal
Additionally, a written consent process could lead various groups of shareholders to solicit written consents at the same time, potentially on a nearly continuous basis as different shareholder groups select their own special interest causes that may not be in the best long-term interests of all shareholders. These solicitations may be duplicative or conflicting. Addressing these duplicative or conflicting solicitations would impose significant administrative and financial burdens on the Company without necessarily providing any corresponding benefit to shareholders.
Reflective of the above concerns, 74% of S&P 500 companies surveyed by Deal Point Data as of January 2026 either prohibit shareholders from acting by written consent or only permit action by unanimous shareholder written consent.
Zoetis is Committed to Strong and Effective Corporate Governance Practices and Routinely Conducts Shareholder Engagement to Ensure Accountability and Responsiveness
Zoetis is committed to maintaining robust corporate governance practices and procedures, including shareholder engagement initiatives, to support our strategy while ensuring accountability and responsiveness to our shareholders. Our Board regularly reviews our corporate governance structure, practices and procedures, taking into account market practices and trends and shareholder feedback, and is responsive to what is in the best interests of Zoetis and our shareholders. See “Key Governance Features” on page 23 for a summary of the best practices we have adopted to support our corporate governance.
Summary
For the reasons outlined above, our Board believes that the shareholder proposal is both unnecessary and not in the best interests of Zoetis or our shareholders. Our current shareholder right to call a special meeting and nominate directors is consistent with market practice, empowers all shareholders, not just a select few, and strikes the appropriate balance between protecting the rights and interests of our long-term shareholders and mitigating the risk of abuse.
Moreover, Zoetis’ strong corporate governance practices, including its commitment to ongoing dialogue with shareholders, and our Board’s track record of responsiveness provides shareholders with an ongoing ability to raise important matters with our Board and management. Accordingly, our Board unanimously recommends that shareholders vote AGAINST this proposal.

Zoetis 2026 Proxy Statement	91

Ownership of Our Common Stock

Stock Ownership Tables
The tables below show how many shares of Zoetis common stock certain individuals and entities beneficially owned as of March 20, 2026. These individuals and entities are (1) owners of more than 5% of the outstanding shares of our common stock, (2) our current directors and nominees, (3) the executive officers named in the Summary Compensation Table on page 70, and (4) all our current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares unless otherwise described below. All share amounts are rounded to the nearest whole share.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class (%)(1)
5% Beneficial Owners:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	36,492,748	8.68%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	47,778,909	11.36%
(1)Percentages based on 420,640,004 shares outstanding on March 20, 2026.
(2)Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on January 26, 2024, which contained information as of December 31, 2023. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 32,997,931 shares of Zoetis common stock, sole dispositive power with respect to 36,492,748 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.
(3)Based on a Schedule 13G/A that The Vanguard Group filed with the SEC on January 7, 2026, which contained information as of December 31, 2025. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 0 shares of Zoetis common stock and sole dispositive power with respect to 43,395,509 shares of Zoetis common stock, has shared voting power with respect to 2,768,187 shares of Zoetis common stock and shared dispositive power with respect to 4,383,400 shares of Zoetis common stock. On March 27, 2026, the Vanguard Group further amended its 13G/A to disclose that as of March 20, 2026 (i) as a result of an internal realignment, it is no longer deemed to beneficially own shares held by various of its subsidiaries and divisions, and accordingly, it no longer beneficially owns Zoetis common stock directly and (ii) going forward, subsidiaries and divisions of The Vanguard Group will report beneficial ownership separately (on a disaggregated basis).

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Ownership of Our Common Stock

Name of Beneficial Owner	Common Stock(1)		Deferred Stock Units(2)	Vested Options(3)	Total
Directors and Named Executive Officers:
Paul M. Bisaro	25,862		—	—	25,862
Vanessa Broadhurst	3,920		—	—	3,920
Frank A. D’Amelio	14,808		21,764	—	36,572
Gavin D.K. Hattersley	3,354		—	—	3,354
Sanjay Khosla	9,808	(4)	21,764	—	31,572
Antoinette R. Leatherberry	5,280		1,501	—	6,781
Michael B. McCallister	28,893	(4)	10,964	—	39,857
Gregory Norden	18,167	(4)	10,964	—	29,131
Louise M. Parent(5)	16,264		10,143	—	26,407
Willie M. Reed	12,864		4,988	—	17,852
Mark Stetter	—		—	—	—
Stephanie Tilenius	—		—	—	—
Kristin C. Peck	105,902		—	386,684	492,586
Wetteny Joseph	22,113		—	44,743	66,856
Robert Polzer(6)	1,957		—	19,638	21,595
Jamie Brannan	3,735		—	19,640	23,375
Roxanne Lagano	16,466		—	33,729	50,195
Current directors and executive officers as a group (22 persons)(7)	302,107		82,088	528,653	912,848
(1)Represents shares of our common stock directly or indirectly owned by each listed person, including shares held in our 401(k)plan, UK share ownership plan, and by members of his or her household, and held individually, jointly or pursuant to a trust arrangement.
(2)Represents shares underlying vested deferred stock units and related dividend equivalents, which are credited as additional deferred stock units, held by non-employee directors, which directors have a right to acquire within 60 days after leaving our Board.
(3)Represents shares underlying vested stock options granted to our executive officers pursuant to the Equity Plan.
(4)Includes the following shares held in personal or family trusts: Mr. Khosla, 7,916; Mr. McCallister, 27,684; and Mr. Norden, 18,167.
(5)Ms. Parent is not standing for re-election but will continue to serve until the 2026 Annual Meeting of Shareholders.
(6)Dr. Polzer served in the position of EVP and President, Research and Development through December 31, 2025. Dr. Polzer remained employed by the Company as a non-executive officer of the Company through his retirement date, February 28, 2026.
(7)The directors and executive officers as a group do not own more than 1% of the total outstanding shares based on 420,640,004 shares outstanding on March 20, 2026.

Zoetis 2026 Proxy Statement	93

Transactions with Related Persons

Policy Concerning Related Person Transactions
Our Board has adopted a written policy regarding the review and approval of transactions with related persons. This policy provides that the Board’s Corporate Governance Committee will review each transaction, arrangement or relationship in which we are a participant if the amount involved exceeds $120,000 and/or a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and any immediate family members of such persons. We refer to such a transaction as a “related person transaction.”
The policy calls for every proposed related person transaction to be reviewed by the Corporate Governance Committee and, if deemed appropriate, approved by the Committee. The Committee is required to consider all of the relevant facts and circumstances, and to approve only those transactions that, in light of known circumstances, it determines to be in Zoetis’ best interests. If we become aware of an existing related person transaction which has not been reviewed and approved under the policy, the matter will be referred to the Committee, which will evaluate all available options, including revision or termination of the transaction.
Any member of the Corporate Governance Committee who has an interest in the transaction being reviewed may not participate in the review but may be counted towards a quorum of such Committee. The Chair of the Corporate Governance Committee may review and approve a related person transaction if it is not practical or desirable to delay a review of a transaction until the next meeting of the Committee, and the Chair would then report on the review to the Committee at its next regularly scheduled meeting.
A copy of our Corporate Governance Principles, which includes our policy on Related Person Transactions, can be found in the Corporate Governance section of our website at www.zoetis.com.
Related Person Transactions
There are no relationships or transactions with related persons during fiscal year 2025 that are required to be disclosed in this Proxy Statement under SEC rules.

94	Zoetis 2026 Proxy Statement

Information About the Annual Meeting and Voting

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board for the 2026 Annual Meeting of Shareholders and for any adjournment or postponement thereof. We mailed our proxy materials on or about April 8, 2026 and filed our definitive proxy materials with the SEC on April 8, 2026.
Virtual Annual Meeting Information
We are conducting our 2026 Annual Meeting of Shareholders virtually through a live audio webcast, and online shareholder tools will be available. The meeting will be held at 8:00 a.m. Eastern Daylight Time on Wednesday, May 20, 2026 at www.virtualshareholdermeeting.com/ZTS2026. (Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.) We are implementing a virtual meeting format again this year as the virtual meeting format enables full and equal participation by all our shareholders from any location in the world at little to no cost.
You are entitled to participate in the Annual Meeting of Shareholders if you were a shareholder as of the close of business on March 27, 2026, the record date, or hold a valid proxy for the meeting. You will be able to attend the 2026 Annual Meeting of Shareholders online, vote your shares electronically and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials.
Online check-in will start shortly before the meeting on May 20, 2026. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.
We designed the format of our 2026 Annual Meeting of Shareholders to ensure that our shareholders who virtually attend will be afforded the same rights and opportunities to participate as they would have at an in-person meeting and to enhance shareholder access, participation and communication through online tools. For example, the format of our 2026 Annual Meeting of Shareholders will include the following:
•As part of the 2026 Annual Meeting of Shareholders, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. You may submit a question during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ZTS2026. If your question is properly submitted during the relevant portion of the meeting agenda, a Company representative will respond to your question during the live webcast, as time permits. Questions on similar topics may be combined and answered together and questions that are determined to be irrelevant or inappropriate will not be addressed.
•Shareholders will be able to vote their shares electronically during the meeting (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2026 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.

Zoetis 2026 Proxy Statement	95

Information About the Annual Meeting and Voting
•The live audio webcast will be available to shareholders and other guests at the time of the meeting. If you do not have your 16-digit control number that is printed on your notice of internet availability of proxy materials or your proxy card (if you received a paper or electronic copy of the proxy materials), you will only be able to listen to the Annual Meeting of Shareholders and will be unable to vote or ask questions.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.virtualshareholdermeeting.com/ZTS2026.
How Do I View the Proxy Materials Online?
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 20, 2026
Our proxy statement and 2025 Annual Report are available online at www.proxyvote.com.
We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 8, 2026, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2025 Annual Report and vote online.
You will not receive a printed, paper copy of our proxy materials unless you request one. You may request a paper or e-mail copy of your proxy materials at www.proxyvote.com, or by calling 1 (800) 579-1639, or by sending an email with your control number in the subject line to sendmaterial@proxyvote.com.
How Can I Vote by Proxy?
Your vote is important, and we encourage you to vote as soon as possible, even if you plan to attend the 2026 Annual Meeting of Shareholders via webcast. You may vote shares that you owned as of the close of business on March 27, 2026, the record date for the 2026 Annual Meeting of Shareholders.
Your proxy authorizes another person to vote your shares on your behalf at the 2026 Annual Meeting of Shareholders. If your valid proxy is timely received using one of the methods outlined below, the persons designated as proxies will vote your shares per your directions. Our Board has appointed Roxanne Lagano, Bart Goldstein and Rachel Malina as proxies to vote your shares on your behalf. Should any matter not referred to in this proxy statement properly come before the 2026 Annual Meeting of Shareholders, the designated proxies will vote in their discretion.
You may vote by proxy in the following ways:

By telephone	By calling 1 (800) 690-6903 (toll free)	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 19, 2026

By internet	Online at www.proxyvote.com	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 19, 2026

By mail	By returning a properly completed, signed and dated proxy card	Allow sufficient time for us to receive your proxy card before the date of the meeting

For telephone and internet voting, you will need the 16-digit control number included on your notice of internet availability or on your proxy card or in the email.

96	Zoetis 2026 Proxy Statement

Information About the Annual Meeting and Voting
If you own shares in a Zoetis benefit plan, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your plan administrator, and you may direct them on how to vote on your behalf by complying with its voting instructions. If you do not vote your shares or specify your voting instructions on your voting instruction card, the administrator of the applicable savings plan will vote your shares in accordance with the terms of your plan. To allow sufficient time for voting by the administrator of the applicable savings plan, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on May 17, 2026.
Can I Revoke My Proxy?
If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before your shares are voted, subject to the voting deadlines that are described on the proxy card or voting instruction form, by:
•Submitting a written revocation to our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, which must be received no later than 5:00 P.M. Eastern Time on May 19, 2026;
•Submitting a later-dated proxy;
•Providing subsequent voting instructions by telephone or internet; or
•Voting by internet while attending the virtual annual meeting (attending the annual meeting by internet does not revoke your proxy unless you vote by internet during the virtual annual meeting).
If your shares are held for you as the beneficial owner in street name, you must contact your broker, bank, trustee or other nominee for specific instructions on how to change or revoke your vote.
Only the latest validly executed proxy that you submit will be counted.
Who Can Vote at the Meeting?
Shareholders as of the close of business on March 27, 2026 will be able to vote their shares electronically during the 2026 Annual Meeting of Shareholders (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2026 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
What is a Quorum and What is the Required Vote?
At the close of business on March 27, 2026, the record date for the 2026 Annual Meeting of Shareholders, 420,517,197 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.
A majority of the shares of Zoetis common stock outstanding at the close of business on the record date must be present in order to hold the meeting and conduct business. This is called a “quorum.” Your shares are counted as present at the 2026 Annual Meeting of Shareholders if you vote through the internet at the virtual annual meeting of shareholders or properly submit your proxy prior to such meeting.

Zoetis 2026 Proxy Statement	97

Information About the Annual Meeting and Voting
The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our corporate governance documents and Delaware law, for the election of directors and the approval of the other Items on the agenda for the meeting.

Item	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes*
1 — Election of directors	Majority of the votes cast (i.e., more votes “For” than “Against”)	No effect	No effect. No broker discretion to vote.
2 — Advisory vote to approve our executive compensation (“Say on Pay”)	Majority of the votes cast	No effect	No effect. No broker discretion to vote.
2 — Advisory vote to approve the frequency of future advisory votes on our executive compensation (“Say on Pay Frequency”)	We will consider shareholders to have expressed a preference for the frequency that receives the highest number of favorable votes	No effect	No effect. No broker discretion to vote.
4 — Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2026	Majority of the votes cast	No effect	Brokers have discretion to vote.
5 — Shareholder proposal to permit shareholder action by written consent	Majority of the votes cast	No effect	No effect. No broker discretion to vote.
*    A broker non-vote occurs when a broker submits a proxy but does not vote on an Item because it is not a “routine” item under NYSE rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Item 4 — Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2026, which is considered a “routine” matter.
What is the Effect of Not Casting Your Vote?
If we have received a proxy specifying your voting choice, your shares will be voted in accordance with that choice.
If you are a registered shareholder and you do not cast your vote, no votes will be cast on your behalf on any of the Items at the Annual Meeting.
If you are a registered shareholder and sign and return a proxy card without specific voting instructions, or if you vote by telephone or via the internet without indicating how you want to vote, your shares will be voted in accordance with the Board’s voting recommendations stated above.
If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting agenda is Item 4 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2026. If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any Items, except that your broker may vote in its discretion on Item 4.

98	Zoetis 2026 Proxy Statement

Information About the Annual Meeting and Voting
Who is Soliciting My Proxy and Who Bears the Cost of the Solicitation?
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also bear the cost of soliciting votes on behalf of the Board. Zoetis will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, our directors, officers, or colleagues may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation activities. Further, we may enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting of Shareholders from their customers who are beneficial owners of our stock and will reimburse those firms for related out-of-pocket expenses.
We have hired Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, for $25,000 plus associated costs and expenses, to assist in the solicitation. Zoetis also has agreed to indemnify Innisfree M&A Incorporated against certain liabilities relating to or arising out of its engagement.
Multiple Shareholders Sharing the Same Address?
To reduce costs and be environmentally responsible, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to multiple shareholders who share the same address unless we have received contrary instructions from an impacted shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. If you hold shares in street name or in a Zoetis benefit plan, you may contact your brokerage firm, bank, broker-dealer, benefit plan provider or other similar organization to request information about householding.
Where Can I Find the Voting Results?
We will disclose the voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the 2026 Annual Meeting of Shareholders.
How Can I Submit Questions for the Annual Meeting?
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the telephone numbers or address set forth below:
Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
+1 (877) 750-0502 (toll free)
+1 (212) 750-5833 (banks and brokers)

Zoetis 2026 Proxy Statement	99

Information About Submitting Shareholder Proposals and Our 2027 Annual Meeting

Under our By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to propose an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to our Corporate Secretary at our principal executive offices. We must receive the notice within the following deadlines:
•We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days but no more than 120 days before the first anniversary of the prior year’s meeting. Under this provision, we must receive notice pertaining to the 2027 Annual Meeting no earlier than January 20, 2027, and no later than February 19, 2027.
•However, if we hold the 2027 Annual Meeting on a date that is not within 25 days before or after the anniversary date of the 2026 Annual Meeting, we must receive the notice no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.
•If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.
Our By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of the proposed business and the reason for bringing it to the meeting, any material interest of the proposing shareholder in the business and certain other information about the shareholder. In addition, the shareholder making the proposal must be a shareholder of record on both the date such shareholder provides the notice and the record date for the meeting, and either the shareholder or such shareholder’s qualified representative must appear at the meeting to present the nomination or proposed item of business.
Any notice that is received outside of the window specified above for proposed items of business, or that does not include all of the information required by our By-laws or comply with the other requirements of our By-laws, will not be brought before the meeting.
Additionally, our By-laws contain proxy access provisions to permit eligible shareholders — including qualifying groups of up to 20 shareholders that have continuously owned at least 3% of the Company’s outstanding common stock for at least three years — to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board, and have such nominees included in the Company’s annual meeting proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at our principal executive offices not less than 90 days but no more than 120 days before the first anniversary of the prior year’s annual meeting. Under this provision, we must receive proxy access nomination notices pertaining to the 2027 Annual Meeting no earlier than January 20, 2027, and no later than February 19, 2027.

100	Zoetis 2026 Proxy Statement

Information About Submitting Shareholder Proposals and Our 2027 Annual Meeting
Under SEC Rule 14a-8, if a shareholder wants us to include a shareholder proposal in our proxy statement for the 2027 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 9, 2026, which is 120 calendar days before the one-year anniversary of the release date of our proxy statement for the 2026 Annual Meeting. If we change the date of our 2027 meeting by more than 30 days from the one-year anniversary of the 2026 meeting, then the deadline is a reasonable time before we print and send our proxy materials for the 2027 meeting. Any such proposal must comply with all of the requirements of SEC Rule 14a-8. In addition to satisfying the requirements set forth in our By-laws, in order to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than February 19, 2027.
Shareholders should mail all nominations and proposals for our 2027 Annual Meeting to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. You may obtain a copy of our By-laws from our Corporate Secretary at the same address. Our By-laws are also available online as an exhibit to our filings with the SEC at www.sec.gov.
Cautionary Note Regarding Forward-Looking Statements
Some of the statements herein and the referenced reports contain forward-looking statements. These statements and reports may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, or provide aspirational goals that are not intended to be promises or guarantees. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. These statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements can be found in our most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in our Quarterly Reports on Form 10-Q and in our Current Reports on Form 8-K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis.

Zoetis 2026 Proxy Statement	101

10 Sylvan Way
Parsippany, NJ 07054
+1 973 822 7000

The trademarks, logos and service marks appearing in this Proxy Statement, whether or not appearing with a trademark symbol, are owned or licensed by Zoetis Services LLC or an affiliate. ©2026 Zoetis Services LLC. All rights reserved.

zoetis

ZOETIS INC.
ATTN: CORPORATE SECRETARY
10 SYLVAN WAY
PARSIPPANY, NJ 07054

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Annual Shareholder Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 19, 2026 for shares held directly and by 11:59 p.m. EDT on May 17, 2026 for shares held in an Employee Voting Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Shareholder Meeting - Go to **www.virtualshareholdermeeting.com/ZTS2026**

You may participate in the Annual Shareholder Meeting via the Internet and vote during the Annual Shareholder Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Annual Shareholder Meeting.

VOTE BY PHONE - 1-800-690-6903 (toll free)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 19, 2026 for shares held directly and by 11:59 p.m. EDT on May 17, 2026 for shares held in an Employee Voting Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91746-P44627-Z91922

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZOETIS INC.

The Board of Directors recommends you vote FOR the listed nominees.

1. Election of Directors.

Nominees:	For	Against	Abstain
1a. Paul M. Bisaro	☐	☐	☐
1b. Vanessa Broadhurst	☐	☐	☐
1c. Frank A. D’Amelio	☐	☐	☐
1d. Gavin D.K. Hattersley	☐	☐	☐
1e. Sanjay Khosla	☐	☐	☐
1f. Antoinette R. Leatherberry	☐	☐	☐
1g. Michael B. McCallister	☐	☐	☐
1h. Gregory Norden	☐	☐	☐
1i. Kristin C. Peck	☐	☐	☐
1j. Willie M. Reed	☐	☐	☐
1k. Mark Stetter	☐	☐	☐
1l. Stephanie Tilenius	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 4 and 1 YEAR on Proposal 3.

	For	Against	Abstain
2. Advisory vote to approve our executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Advisory vote to approve the frequency of future advisory votes on our executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 5.

	For	Against	Abstain
5. Shareholder proposal to permit shareholder action by written consent.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Shareholder Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Shareholder Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V91747-P44627-Z91922

ZOETIS INC.
Annual Shareholder Meeting
May 20, 2026 8:00 AM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Roxanne Lagano, Bart Goldstein and Rachel Malina, or any one of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Zoetis Inc. that the shareholder(s) is/are entitled to vote at the Annual Shareholder Meeting to be held at 8:00 AM, EDT on May 20, 2026, via live webcast at www.virtualshareholdermeeting.com/ZTS2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Shareholder Meeting.

If shares of Zoetis Inc. common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Zoetis Inc. common stock held in the undersigned’s name and/or account under such Employee Voting Plan in accordance with the instructions given herein, at Zoetis Inc.’s Annual Shareholder Meeting and any adjournment or postponement thereof, on all matters properly coming before the Annual Shareholder Meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. Employee Voting Plan shares may not be voted at the Annual Shareholder Meeting. **All votes of Employee Voting Plan shares must be received by 11:59 P.M., EDT, Sunday, May 17, 2026, in order to be counted.**

Continued and to be signed on reverse side